Exhibit 10.1

EFR 2016-1, LLC+

as Issuer

and

Bankers Trust COMPANY

as Indenture Trustee and Securities Intermediary

INDENTURE

dated as of January 15, 2016

+Confidential Treatment Requested.  Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.

***Indicates confidential material redacted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the redacted material.

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(continued)

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(continued)

EXHIBITS

EXHIBIT A	FORM OF VARIABLE FUNDING NOTE
EXHIBIT B	FORM OF TERM NOTE [A][B]
EXHIBIT C	FORM OF NOTICE OF CONVERSION
EXHIBIT D	FORM OF BORROWING BASE CERTIFICATE
EXHIBIT E	FORM OF CERTIFICATE OF VARIABLE FUNDING NOTE NOTEHOLDER
EXHIBIT F	FORM OF CERTIFICATE OF TERM NOTE OWNER
EXHIBIT G	[FORM OF] TEMPORARY REGULATION S GLOBAL NOTE
EXHIBIT H	[FORM OF] PERMANENT REGULATION S GLOBAL NOTE
EXHIBIT I	[FORM OF] REGULATION S CERTIFICATE
EXHIBIT J	[FORM OF] NON-U.S. CERTIFICATE
APPENDIX A	DEFINITIONS/RULES OF CONSTRUCTION/NOTICE INFORMATION

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This INDENTURE, dated as of January 15, 2016 (this “Indenture”), by and between EFR 2016-1, LLC (the “Issuer”), having its principal office at 175 W Jackson Blvd, Suite 1000, Chicago, Illinois 60604, and Bankers Trust Company, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as initial Securities Intermediary (the “Securities Intermediary”).

W I T N E S S E T H:

WHEREAS, the Issuer duly authorized the execution and delivery of this Indenture to provide for the issuance of its Notes; and

WHEREAS, the Issuer agrees that everything necessary to make this Indenture a valid and legally binding agreement of the Issuer, in accordance with its terms, has been done.

NOW, THEREFORE, to set forth and establish the terms and conditions upon which the Notes are to be authenticated, issued and delivered, and in consideration of the premises and the mutual agreements herein contained, the purchase of Notes by the Holders thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for the equal and proportionate benefit of all Holders of the Notes, as the case may be, the parties hereto intending to be legally bound hereby agree as follows:

GRANTING CLAUSE

The Issuer hereby grants to the Indenture Trustee, for the benefit and security of the Noteholders and the Indenture Trustee, a first priority security interest in all of its right, title and interest, whether now owned or hereafter acquired, in, to and under the Issuer Estate and all accounts, certificates of deposit, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property (including securities accounts and financial assets credited thereto), letter-of-credit rights, money and supporting obligations, including (a) all ownership interests in the Receivables, (b) all monies received with respect to the Receivables, (c) any and all documents that the Issuer (or its designee) keeps on file relating to the Receivables or the related Obligors, (d) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to the Transaction Documents (whether arising pursuant to the terms of any such agreement or otherwise available to the Issuer at law or in equity), including the rights of the Issuer to enforce the Transaction Documents, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to any such agreement, (e) the Collection Account, including all amounts and property from time to time held therein or credited thereto, (f) all present and future claims, demands, causes and choses in action in respect of action in respect of any or all of the foregoing, (g) all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing and (h) all other assets owned or acquired by the Issuer.

The property described in the preceding sentence is collectively referred to as the “Collateral.”  The Security Interest in the Collateral is granted to secure the Notes (and the related obligations under this Indenture), equally and ratably without prejudice, priority or distinction between any Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture or in any Note issued pursuant hereto, and to secure (i) the payment of all amounts due on such Notes in accordance with their terms, (ii) the payment of all other sums payable by the Issuer under this Indenture or the Notes and (iii) compliance by the Issuer with the provisions of this Indenture or the Notes.  This Indenture, as it may be supplemented, is a security agreement within the meaning of the UCC.

The Indenture Trustee acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein such that the interests of the Noteholders may be adequately and effectively protected.

LIMITED RECOURSE

The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes is limited in recourse as set forth in Section 7.10.

Article I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01Definitions.  Whenever used in this Indenture and unless the context requires a different meaning, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Part I of Appendix A.  The rules of construction set forth in Part II of such Appendix A shall be applicable to this Indenture.

Section 1.02Compliance Certificates and Opinions.  Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate executed by the Transferor or the Issuer, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with or waived and (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with or waived, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

It will not be necessary to deliver the Officer’s Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or before the time of authentication and delivery of any Note issued hereunder.  The Indenture Trustee may rely, as to authorization by the Issuer of any Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the delivery of the documents required pursuant to Sections 4.10, 4.11 and 4.12, as applicable, in connection with the authentication and delivery of any Note issued hereunder.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the statement required by Section 11.07) will include:

(a)a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions relating thereto;

(b)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c)a statement that such individual has made such examination or investigation as is reasonably necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d)a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03Form of Documents Delivered to Indenture Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.  Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04Acts of Noteholders.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action (collectively, an “Action”) provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing.  Except as herein otherwise expressly provided, such Action will become effective when such instrument or instruments or record are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments and any such record (and the Action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent, will be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.04.

(b)The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Where such execution is by an officer of a corporation or limited liability company or a member of a partnership, on behalf of such corporation or limited liability company or partnership, such certificate or affidavit will also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

(c)The ownership of Notes will be proved solely by the Note Register, and the beneficial ownership of any interest in Global Notes will be proved solely by the Book Entry System.

(d)The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount may also be proved in any other manner which the Indenture Trustee deems sufficient; and the Indenture Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 1.04.

(e)If the Issuer will solicit from the Holders any Action, the Issuer may, at its option, by an Officer’s Certificate, fix in advance a record date for the determination of Holders entitled to give such Action, but the Issuer will have no obligation to do so.  If the Issuer does not so fix a record date, such record date will be the later of 30 days before the first solicitation of such Action or the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to Section 9.01 before such solicitation.  Such Action may be given before or after the record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such Action, and for that purpose the Notes Outstanding will be computed as of the record date; provided, that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

(f)Any Action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such Action is made upon such Note.

(g)Without limiting the foregoing, a Holder entitled hereunder to take any Action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.  Any notice given or Action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

(h)Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 4.01, a Holder, including a Depository that is the Holder of a Global Note, may make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Holders, and a Depository that is the Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in or security entitlements to any such Global Note through such Depository’s standing instructions and customary practices.

(i)The Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in or security entitlements to any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Holders.  If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such Action, whether or not such Holders remain Holders after such record date.  No such Action shall be valid or effective if made, given or taken more than 90 days after such record date.

Section 1.05Notices, etc. to Indenture Trustee and Issuer.  Any Action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (i) the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via electronic transmission to the Indenture Trustee at its Corporate Trust Office, (ii) or the Issuer by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via electronic transmission, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

Section 1.06Notices to Noteholders, Waiver.  Where this Indenture, or any Registered Note provides for notice to Noteholders of any event, such notice will be sufficiently given (unless otherwise herein or in such Registered Note expressly provided) if in writing and mailed, first-class postage prepaid, sent by facsimile, sent by electronic transmission or personally delivered to each Holder of a Registered Note affected by such event, at such Noteholder’s address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Registered Noteholders is given by mail, facsimile, electronic transmission or delivery neither the failure to mail, send by facsimile, send by electronic transmission or deliver such notice, nor any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, sent by electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.

Where this Indenture or any Registered Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice.  Waivers of notice by Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Holder of a Registered Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

Section 1.07Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for purposes of reference only and shall not affect the meaning or interpretation of any provision hereof.

Section 1.08Successors and Assigns.  All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not.  All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee, whether so expressed or not.

Section 1.09Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Indenture or the Notes shall for any reason whatsoever be held invalid, illegal or unenforceable then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Indenture or the Notes and shall in no way affect the validity, legality or enforceability of such remaining covenants, agreements, provisions or terms of this Indenture or the Notes.

Section 1.10Benefits of Indenture.  Nothing in this Indenture or in any Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and to the extent expressly provided herein, any Authenticating Agent or Paying Agent, the Note Registrar, any other party secured hereunder and any other Person with an ownership interest in any part of the Issuer Estate and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.11Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)Each party hereto hereby consents and agrees that the State or federal courts located in the Borough of Manhattan in New York City shall have exclusive jurisdiction to hear and determine any claims or disputes between them pertaining to this Indenture or to any matter arising out of or relating to this Indenture ; provided, that each party hereto acknowledges that any appeals from those courts may have to be heard by a court located outside of the Borough of Manhattan in New York City; provided, further, that nothing in this Indenture shall be deemed or operate to preclude the Indenture Trustee from bringing suit or taking other legal action in any other jurisdiction to realize on the Receivables or any security for the obligations of the Issuer arising hereunder or to enforce a judgment or other court order in favor of the Indenture Trustee.  Each party hereto submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each party hereto hereby waives any objection that such party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Each party hereto hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint, and other process may be made by registered or certified mail addressed to such party at its address, and that service so made shall be deemed completed upon the earlier of such party’s actual receipt thereof or three (3) days after deposit in the United States mail, proper postage prepaid.  Nothing in this Section 1.11 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

(c)Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable State and federal laws to apply, the parties desire that their disputes be resolved by a judge applying such applicable laws.  THEREFORE, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, OR IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 1.12Counterparts.  This Indenture may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument.

Section 1.13[RESERVED].

Section 1.14Legal Holidays.  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

[END OF ARTICLE I]

Article II

COLLATERAL

Section 2.01Recording, Etc.

(a)The Issuer intends the Security Interest granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Collateral.  The Issuer will take all actions necessary to maintain a perfected first priority lien on and Security Interest in the Collateral in favor of the Indenture Trustee.

(b)The Issuer shall cause each item of the Collateral to be Delivered, and the Indenture Trustee or the Custodian on its behalf, shall hold each item of the Collateral as Delivered, separate and apart from all other property held by the Indenture Trustee, or the Custodian on its behalf, in accordance with the Indenture Trustee’s or the Custodian’s, as applicable, internal policies and procedures. To the extent that such of the Collateral as constitutes a deposit account or a securities account is maintained with Bankers Trust, Bankers Trust hereby makes the agreements required under the UCC in order for such deposit account or securities account to be controlled by Bankers Trust.  Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not hold any part of the Collateral through an agent or nominee except as expressly permitted by this Section 2.01(b).

(c)The Issuer will from time to time execute, authorize and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, instruments of further assurance and other instruments, all as prepared by the Issuer, and will take such other action reasonably necessary or advisable to:

(i)grant the Security Interest more effectively in all or any portion of the Collateral;

(ii)maintain or preserve the Security Interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

(iii)perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

(iv)enforce the Receivables and each other instrument or agreement designated for inclusion in the Collateral;

(v)preserve and defend title to the Collateral and the rights of the Indenture Trustee in the Collateral against the claims of all persons and parties; or

(vi)pay all taxes or assessments levied or assessed upon the Collateral when due.

(d)The Issuer will from time to time promptly pay and discharge all UCC recording and filing fees, charges and taxes relating to this Indenture, any amendments hereto and any other instruments of further assurance.

(e)Without limiting the generality of Section 2.01(b) or (c):

(i)The Issuer will cause this Indenture, all amendments and supplements hereto and all financing statements and all amendments to such financing statements and any other necessary documents covering the Indenture Trustee’s right, title and interest in and to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee in and to all property comprising the Collateral.  The Issuer will deliver to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, promptly when available following such recording, registration or filing.  The Issuer hereby authorizes the filing of financing statements (and amendments of financing statements) that name the Issuer as debtor and the Indenture Trustee as secured party and that cover all personal property of the Issuer; provided, however, that the Indenture Trustee shall have no obligation to file the financing statements or amendments thereto. Such financing statements may describe as the collateral covered thereby “all assets of the debtor, whether now owned or hereafter acquired” or words to that effect notwithstanding that such collateral description may be broader in scope than the collateral described herein.  The Issuer also hereby ratifies the filing of any such financing statements (or amendments of financing statements) that were filed prior to the execution hereof.

(ii)The Issuer shall not change its name or its type or jurisdiction of organization unless it has first (A) made all filings and taken all actions in all relevant jurisdictions under the applicable UCC and other applicable law as are necessary to continue and maintain the first priority perfected Security Interest of the Indenture Trustee in the Collateral, and (B) delivered to the Indenture Trustee an Opinion of Counsel to the effect that all necessary filings have been made under the applicable UCC in all relevant jurisdictions as are necessary to continue and maintain the first priority perfected Security Interest of the Indenture Trustee in the Collateral.

Section 2.02[RESERVED].

Section 2.03Suits to Protect the Collateral.  Subject to the provisions of this Indenture, the Indenture Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient or as it may be directed by the Majority Holders, to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Indenture Trustee may deem expedient to preserve or protect the interests of the Noteholders and the interests of the Indenture Trustee in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interest or be prejudicial to the interests of the Noteholders or the Indenture Trustee).

Section 2.04Purchaser Protected.  In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the

Indenture Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article II to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

Section 2.05Powers Exercisable by Receiver or Indenture Trustee.  In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article II upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuer or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article II.

Section 2.06Determinations Relating to Collateral.  In the event (i) the Indenture Trustee shall receive any request from the Issuer or any other obligor for consent or approval with respect to any matter relating to any Collateral or the Issuer’s or any other obligor’s obligations with respect thereto or (ii) there shall be due to or from the Indenture Trustee under the provisions hereof any performance or the delivery of any instrument or (iii) the Indenture Trustee shall become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Indenture or any other Transaction Document, then, in each such event, the Indenture Trustee shall be entitled, at the expense of the Issuer, to hire experts, consultants, agents and attorneys to advise the Indenture Trustee on the manner in which the Indenture Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Indenture Trustee pursuant to Section 8.07).  The Indenture Trustee will be fully protected and shall not incur any personal liability in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Majority Holders.

Section 2.07Release of All Collateral.

(a)Subject to the payment of its fees, expenses and indemnities (other than indemnities and reimbursement obligations for which a claim has not yet been asserted) pursuant to Section 8.07 and payment in full of all amounts due and payable to the Noteholders (other than indemnities and reimbursement obligations for which a claim has not yet been asserted or except as otherwise permitted by this Indenture), the Indenture Trustee shall, at the request of the Issuer or when otherwise required by the provisions of this Indenture, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee’s interest (which is held by the Indenture Trustee for the benefit of the Noteholders) in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article II will be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

(b)Upon delivery of an Officer’s Certificate of the Issuer (which shall be acknowledged by the Majority Holders), certifying that the Issuer’s obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article II, the Indenture Trustee shall execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interest created by this Indenture.

(c)The Master Servicer, each Asset Servicer, the Issuer and the Noteholders shall be entitled to receive at least 10 days prior notice when the Indenture Trustee proposes to take any action pursuant to clause (a) or (b), accompanied by copies of any instruments involved, and the Indenture Trustee shall also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with or waived in accordance with the terms of this Indenture and that such action is not inconsistent with any of the provisions of this Indenture. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate, including any Officer's Certificates, or other instrument delivered to the Indenture Trustee in connection with any such action, unless such counsel knew or in the exercise of reasonable care should have known, any such certificate or other instrument, or any factual matter asserted therein, is erroneous.

Section 2.08Certain Actions by Indenture Trustee.  Any action taken by the Indenture Trustee pursuant to this Article II in respect of the release of any or all of the Collateral will be taken by the Indenture Trustee as its interest in such Collateral may appear, and no provision of this Article II is intended to, or will, excuse compliance with any provision hereof.

Section 2.09Opinions as to Collateral.  (a) On the date hereof, the Issuer shall furnish to the Indenture Trustee, for the benefit of the Noteholders, an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken as is necessary to perfect the Security Interest created by this Indenture in favor of the Indenture Trustee and reciting the details of such action.

(b)On or before March 31 in each calendar year, beginning in 2016, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel with respect to each UCC financing statement which has been filed by the Issuer with respect to the Collateral either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of such financing statements and amendments thereto as are necessary to maintain the first priority perfected Security Interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel, no such action is necessary to maintain such Security Interest.  Such Opinion of Counsel will also describe the recording, filing, re-recording and re-filing of such financing statements and amendments thereto that will, in the opinion of such counsel, be required to maintain the Security Interest created by this Indenture until March 31 in the following calendar year.

Section 2.10Certain Commercial Law Representations and Warranties.  The Issuer hereby makes the following representations and warranties on which the Indenture Trustee and each of the Noteholders shall be entitled to rely in connection with the transactions contemplated by this Indenture.  Such representations and warranties shall survive until the termination of this Indenture.  Such representations and warranties speak of the date that a security interest in the Collateral is granted to the Indenture Trustee and shall not be waived by any of the parties to this Indenture.

(a)This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Indenture Trustee, for the benefit of the Noteholders, in the related Collateral, which security interest is perfected and prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

(b)Each of the existing Receivables constitutes a “payment intangible.”

(c)At the time of its grant of any security interest in the related Collateral pursuant to this Indenture, the Issuer owned and had good and marketable title to such Collateral free and clear of any lien, claim or encumbrance of any Person (other than the security interest granted to the Indenture Trustee pursuant to this Indenture).

(d)The Issuer has caused or will have caused, within three (3) Business Days of the initial execution of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the related Collateral granted to the Indenture Trustee pursuant to this Indenture.

(e)The Issuer has registered the Indenture Trustee, for the benefit of the Noteholders, as the registered owner of the related Collateral, as applicable.

(f)Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed, the related Collateral.  No effective financing statement has been filed against the Issuer that includes a description of the related Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to this Indenture or that has been terminated.  As of the Closing Date, no judgment has been entered, and no tax Liens have been filed, against the Issuer.

Section 2.11The Securities Intermediary.

(a)There shall at all times be one or more securities intermediaries appointed for purposes of this Indenture (the “Securities Intermediary”).  Bankers Trust is hereby appointed as the initial Securities Intermediary hereunder, and Bankers Trust accepts such appointment.

(b)The Securities Intermediary shall be, and Bankers Trust as initial Securities Intermediary hereby represents and warrants that it is as of the date hereof and shall be, for so long as it is the Securities Intermediary hereunder, a corporation, State bank or national bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder. The Securities Intermediary shall, and Bankers Trust as initial Securities Intermediary does, agree with the parties hereto that the Collection Account shall be an account to which financial assets (as defined in the UCC) may be credited and undertake to treat the Indenture Trustee as entitled to exercise the rights that comprise such financial assets. The Securities Intermediary shall, and Bankers Trust as initial Securities Intermediary does, agree with the parties hereto that each item of property credited to the Collection Account shall be treated as a financial asset (as defined in the UCC). The Securities Intermediary shall, and Bankers Trust as initial Securities Intermediary does, agree with the parties hereto that the jurisdiction of the Securities Intermediary with respect to the Collection Account shall be the State of Iowa.  The Securities Intermediary shall, and Bankers Trust as initial Securities Intermediary does, represent and covenant that it is not and will not be (as long as it is the Securities Intermediary hereunder) a party to any agreement that is inconsistent with the provisions of this Indenture. The Securities Intermediary shall, and Bankers Trust as initial Securities Intermediary does, covenant that it will not take any action inconsistent with the provisions of this Indenture applicable to it. The Securities Intermediary shall, and Bankers Trust as initial Securities Intermediary does, agree that any item of property credited to the Collection Account shall not be subject to any security interest, lien, encumbrance or right of setoff in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Indenture Trustee).

(c)It is the intent of the Indenture Trustee and the Issuer that the Collection Account shall be a securities account, as to which the Indenture Trustee is the “entitlement holder” (as defined in the UCC). The Securities Intermediary shall covenant that it will not agree with any person or entity other than the Indenture Trustee that it will comply with entitlement orders originated by any person or entity other than the Indenture Trustee, and Bankers Trust as initial Securities Intermediary hereby covenants that, for so long as it is the Securities Intermediary hereunder, it will not agree with any person or entity other than the Indenture Trustee that it will comply with entitlement orders originated by any person or entity other than the Indenture Trustee.

(d)Nothing herein shall imply or impose upon the Securities Intermediary any duties or obligations other than those expressly set forth herein and those applicable to a securities intermediary under the UCC and the United States Regulations (and the Securities Intermediary shall be entitled to all of the protections available to a securities intermediary under the UCC and the United States Regulations).  Without limiting the foregoing, nothing herein shall imply or impose upon the Securities Intermediary any duties of a fiduciary nature (such as the fiduciary duties of the Indenture Trustee hereunder).

(e)The Securities Intermediary may at any time resign by notice to the Indenture Trustee and may at any time be removed by notice from the Indenture Trustee, if a different Person than the Securities Intermediary, but if not, then the Issuer; provided, that it shall be the responsibility of the Indenture Trustee, if a different Person than the Securities Intermediary, but if not, then the Issuer, to appoint a successor Securities Intermediary and to cause the Collection Account to be established and maintained with such successor Securities Intermediary in accordance with the terms hereof; and the responsibilities and duties of the retiring Securities Intermediary hereunder shall remain in effect until all of the Collateral credited to the Collection Account held by such retiring Securities Intermediary has been transferred to such successor.  Any corporation into which the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which the Securities Intermediary shall be a party, shall be the successor of the Securities Intermediary hereunder, without the execution or filing of any further act on the part of the parties hereto or such Securities Intermediary or such successor corporation.

[END OF ARTICLE II]

Article III

NOTE FORMS

Section 3.01Forms Generally.  The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer’s execution of such Notes.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer’s execution of such Notes, subject to the rules of any securities exchange on which such Notes are listed.

Section 3.02Forms of Notes. Each Note will be in one of the forms approved hereby. Before the delivery of a Note to the Indenture Trustee for authentication pursuant to Section 4.03 in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuer Certificate authorizes a specific officer or officers of the Transferor to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto.  Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee’s authentication of Notes in that form or a certificate signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.

Section 3.03Form of Indenture Trustee’s Certificate of Authentication.  The form of Indenture Trustee’s Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

Bankers Trust Company,
as Indenture Trustee,

By:

Authorized Signatory

Dated:

Section 3.04Notes Issuable in the Form of a Global Note.

(a)If the Issuer establishes pursuant to Section 3.02 and Section 4.01 that the Term Notes are to be issued in whole or in part in the form of one or more Global Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 4.03, authenticate and deliver, such Global Note, which (i) will represent, and will be denominated in an amount equal to the aggregate Initial Principal Amount of the Outstanding Term Notes to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (ii) will be registered in the name of the Depository for the beneficial owners of such Global Note or its nominee, (iii) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository’s instruction, (iv) if applicable, will bear a legend substantially to the following effect: “Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede& Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein” and (v) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable.  DTC will credit interests in any Regulation S Global Note to participant accounts maintained by Clearstream or Euroclear with DTC according to the interests in such Regulation S Global Note maintained by participants in Clearstream or Euroclear, as the case may be.

(b) Notwithstanding any other provisions of this Section 3.04 or Section 4.04, and subject to the provisions of paragraph (c) below, a Global Note, or beneficial interest therein, may be transferred in the manner provided in Section 3.09 or Section 4.04, as applicable.

(c)With respect to the Notes:

(i)If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Notes, ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuer will appoint a successor Depository with respect to such Global Note.  If a successor nominee for such Global Note is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent, upon receipt of an Issuer Certificate requesting the authentication and delivery of individual Notes in exchange for such Global Note, will authenticate and deliver, individual Notes of like tenor and terms in an aggregate Initial Principal Amount equal to the Initial Principal Amount of the Global Note in exchange for such Global Note.

(ii)To the extent permitted by law, the Issuer may at any time and in its sole discretion determine that the Notes or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes.  In such event the Issuer will execute, and the Indenture Trustee, upon receipt of a request by the Issuer for the authentication and delivery of individual Notes in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate Initial Principal Amount equal to the Initial Principal Amount of such Global Note in exchange for such Global Note or Notes.

(iii)If specified by the Issuer pursuant to Section 3.02 and Section 4.01 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository.  Thereupon the Issuer will execute, and the Indenture Trustee or its agent will authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of like tenor and terms and of any authorized denomination as requested by such Person in aggregate Initial Principal Amount equal to and in exchange for such Person’s beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Initial Principal Amount of the surrendered Global Note and the aggregate Initial Principal Amount of Notes delivered to the Holders thereof.

(iv)If any Note Owner advises the Indenture Trustee and the Depository that it would prefer to receive an individual Note, such Note Owner may exchange its beneficial interest in such Global Note for individual Notes, to be delivered in electronic or physical form, as requested by the respective Note Owner.

(v)In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Indenture Trustee or its agent will authenticate and deliver individual Notes in definitive registered form in authorized denominations.  Upon the exchange of the entire Initial Principal Amount of a Global Note for individual Notes, such Global Note will be canceled by the Indenture Trustee or its agent.  Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section 3.04 will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar.  The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

Section 3.05Beneficial Ownership of Global Notes.  Until definitive Notes have been issued to the applicable Note Owners pursuant to Section 3.04:

(a)the Issuer and the Indenture Trustee may deal with the applicable clearing agency or Depository and the clearing agency’s or Depository’s participants for all purposes (including the making of distributions) as the authorized representatives of the respective Note Owners; and

(b)the rights of the respective Note Owners will be exercised only through the applicable clearing agency or Depository and the clearing agency’s or Depository’s participants and will be limited to those established by law and agreements between such Note

Owners and the clearing agency or Depository and/or the clearing agency’s or Depository’s participants.  Pursuant to the operating rules of the applicable clearing agency, unless and until Notes in definitive form are issued pursuant to Section 3.04, the clearing agency’s or the Depository’s participants shall receive and transmit distributions of principal and interest on the related Notes to such clearing agency’s or Depository’s participants.

Notwithstanding any other provision of this Indenture, for purposes of any provision of this Indenture requiring or permitting Actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the Outstanding Principal Amount of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the clearing agency and the clearing agency’s participants) owning interests in or security entitlements to Notes evidencing the requisite percentage of principal amount of Notes.

Notwithstanding anything to the contrary herein, the right to the principal of, and stated interest on, the Global Notes may be transferred only through a book entry system maintained by the Depository (the “Book Entry System”), which for this purpose will be acting as the Issuer’s agent, and the ownership of any interest in the Global Notes shall be reflected in a book entry in the Book Entry System.  The Depository shall maintain the Book Entry System in a manner that will ensure that the Book Entry System constitutes a “book entry system” for purposes of Section 871(h) of the Code and the applicable Treasury Regulations thereunder (including Treasury Regulations Section 1.871-14(c)(1)(i)) at all times.  The entries in the Book Entry System shall be conclusive absent manifest error.  This Section 3.05 shall be construed so that the Global Notes are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations promulgated thereunder.

Section 3.06Notices to Depository.  Whenever any notice or other communication is required to be given to Noteholders with respect to which book-entry Notes have been issued, unless and until Notes in definitive form will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable clearing agency or Depository.

Section 3.07CUSIP Numbers.  In issuing the Notes, the Issuer may use “CUSIP” numbers (if then generally in use), and, if so, the Indenture Trustee shall use such CUSIP numbers in notices of redemption as a convenience to Holders; provided, that subject to Section 8.01, any such notice may state that (a) no representation is made as to the correctness of such CUSIP numbers as printed on the related Notes or as contained in any notice of redemption, (b) reliance may be placed only on the other identification numbers, if any, printed on the Notes and (c) any such redemption shall not be affected by any defect in or omission of such CUSIP numbers.  The Issuer will promptly notify the Indenture Trustee of any change in the CUSIP numbers for any Outstanding Note.

Section 3.08Regulation S Global Notes.

(a)Notes issued in reliance on Regulation S under the Securities Act shall initially be in the form of a Temporary Regulation S Global Note.  Any beneficial interest in a Note evidenced by the Temporary Regulation S Global Note is exchangeable for a beneficial interest in a Permanent Regulation S Global Note, authenticated and delivered in substantially the form attached hereto in Exhibit H (each a “Permanent Regulation S Global Note”), upon the later of (i) the Exchange Date and (ii) the furnishing of a Regulation S Certificate.

(b)(i)  On or prior to the Exchange Date, each owner of a beneficial interest in a Temporary Regulation S Global Note shall deliver to Euroclear or Clearstream (as applicable) a Regulation S Certificate; provided, however, that any owner of a beneficial interest in a Temporary Regulation S Global Note on the Exchange Date that has previously delivered a Regulation S Certificate hereunder shall not be required to deliver any subsequent Regulation S Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, in which case such owner shall promptly notify Euroclear or Clearstream, as applicable, thereof and shall deliver an updated Regulation S Certificate).  Euroclear or Clearstream, as applicable, shall deliver to the Indenture Trustee a certificate substantially in the form of Exhibit J (a “Non-U.S. Certificate”) attached hereto promptly upon the receipt of each such Regulation S Certificate, and no such owner (or transferee from such owner) shall be entitled to receive a beneficial interest in a Permanent Regulation S Global Note or any payment of principal or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Note prior to the Indenture Trustee receiving such Non-U.S. Certificate from Euroclear or Clearstream with respect to the portion of the Temporary Regulation S Global Note owned by such owner (and, with respect to a beneficial interest in the Permanent Regulation S Global Note, prior to the Exchange Date).

(c)Any payments of principal or interest on or any other payment on a Temporary Regulation S Global Note received by Euroclear or Clearstream with respect to any portion of such Regulation S Global Note owned by a Note Owner that has not delivered the Regulation S Certificate required by this Section 3.08 shall be held by Euroclear or Clearstream, as applicable, solely as agents for the Indenture Trustee.  Euroclear or Clearstream, as applicable, shall remit such payments to the applicable Note Owner (or to a Euroclear or Clearstream member on behalf of such Note Owner) only after Euroclear or Clearstream has received the requisite Regulation S Certificate and Euroclear or Clearstream, as applicable, has provided the Indenture Trustee a Non-U.S. Certificate.  Until the Indenture Trustee has received a Non-U.S. Certificate from Euroclear or Clearstream, as applicable, and it has received the requisite Regulation S Certificate with respect to the ownership of a beneficial interest in any portion of a Temporary Regulation S Global Note, the Indenture Trustee may revoke the right of Euroclear or Clearstream, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Note.  If the Indenture Trustee exercises its right of revocation pursuant to the immediately preceding sentence, Euroclear or Clearstream, as applicable, shall return such payments to the Indenture Trustee and the Indenture Trustee shall hold such payments in the Collection Account until Euroclear or Clearstream, as applicable, has provided the necessary Non-U.S. Certificates to the Indenture Trustee (at which time the Indenture Trustee shall forward such payments to Euroclear or Clearstream, as applicable, to be remitted to the Note Owner that is entitled thereto on the records of Euroclear or Clearstream (or on the records of their respective members)).

(d)Each Note Owner with respect to a Temporary Regulation S Global Note is entitled to exchange its beneficial interest therein for a beneficial interest in a Permanent Regulation S Global Note on or after the Exchange Date upon furnishing to Euroclear or

Clearstream, as applicable, the Regulation S Certificate and upon receipt by the Indenture Trustee of the Non-U.S. Certificate thereof from Euroclear or Clearstream, as applicable, in each case pursuant to the terms of this Section 3.08.  On and after the Exchange Date, upon receipt by the Indenture Trustee of any Non-U.S. Certificate from Euroclear or Clearstream described in the immediately preceding sentence (i) with respect to the first such certification, the Issuer shall execute, upon receipt of an order to authenticate, and the Indenture Trustee shall authenticate and deliver to the Clearing Agency Custodian, the applicable Permanent Regulation S Global Note and (ii) with respect to the first and all subsequent certifications, the Clearing Agency Custodian shall exchange on behalf of the applicable owners the portion of the applicable Temporary Regulation S Global Note covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Note.  Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Clearing Agency Custodian shall endorse on the schedules affixed to each such Regulation S Global Note (or on continuations of such schedules affixed to each such Regulation S Global Note and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note pursuant to clause (x) above.

Section 3.09Special Transfer Provisions.

(a)If a holder of a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its beneficial interest in such Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, or to transfer a beneficial interest in a Rule 144A Global Note to a person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such holder may, subject to the rules and procedures of the DTC and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of the beneficial interest for an equivalent beneficial interest in a Regulation S Global Note.  Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the DTC’s procedures from or on behalf of a Note Owner of any such Rule 144A Global Note, directing the Indenture Trustee (via the Depository’s Deposit/Withdrawal of Custodian System (“DWAC”)), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, (2) a written order in accordance with the DTC’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate given by such Note Owner stating that the exchange or transfer of such beneficial interest has been made pursuant to and in accordance with Rule 904 of Regulation S under the Securities Act to a person that such Note Owner reasonably believes is an Institutional Accredited Investor and is obtaining such beneficial interest for its own account or the account of an Institutional Accredited Investor, the Indenture Trustee, as transfer agent, shall promptly deliver appropriate instructions to the DTC (via DWAC), its nominee, or the custodian for the DTC, as the case may be, to reduce or reflect on its records a reduction of such Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred from the relevant participant, and the Indenture Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the DTC, its nominee, or the custodian for the DTC, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be Euroclear Bank S.A./N.V., as operator of Euroclear or Clearstream or another agent member of Euroclear, or Clearstream, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.

(b)If a holder of a beneficial interest in a Permanent Regulation S Global Note wishes at any time to exchange its beneficial interest in a Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, or to transfer a beneficial interest in a Regulation S Global Note to a person who wishes to take delivery thereof in the form of beneficial interest in a Rule 144A Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and the DTC, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a Rule 144A Global Note.  Upon receipt by the Indenture Trustee, as transfer agent, of (1) instructions given in accordance with the procedures of Euroclear or Clearstream and the DTC, as the case may be, from or on behalf of a Note Owner of a Regulation S Global Note directing the Indenture Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in a Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream and the DTC, as the case may be, containing information regarding the account with the DTC to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such Note Owner stating that the person transferring such beneficial interest in such Regulation S Global Note reasonably believes that the person acquiring such beneficial interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act and any applicable securities laws of any State of the United States or any other jurisdiction, the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the DTC, its nominee, or the custodian for the DTC, as the case may be, to reduce or reflect on its records a reduction of the applicable Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the DTC its nominee, or the custodian for the DTC, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the applicable Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.  After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of this Section 3.09 shall no longer apply to such exchanges and transfers.

(c)Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of a beneficial interest in the other Global Note shall, upon transfer, cease to be an interest in such Global Note and become a beneficial interest in the other Global Note and, accordingly, shall thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such a beneficial interest.

(d)Until the later of the Exchange Date and the provision of the certifications required by Section 4.06(d), beneficial interests in a Regulation S Global Note may only be held through Euroclear Bank S.A./N.V., as operator of Euroclear or Clearstream, or another agent member of Euroclear and Clearstream acting for and on behalf of them.  During the Distribution Compliance Period, beneficial interests in the Regulation S Global Note may be exchanged for beneficial interests in the Rule 144A Global Note only in accordance with the certification requirements described above.

[END OF ARTICLE III]

Article IV

THE NOTES

Section 4.01General Title; General Limitations; Terms of Notes.  (a) The Notes may be issued up to an aggregate Initial Principal Amount as may be authorized by the Issuer from time to time.  All Notes under this Indenture will in all respects be equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time of the authentication and delivery or their respective maturity.

(b)Payments of principal and interest on each Note issued must be paid in United States dollars.

(c)Any provision relating to or terms of a Term Note not set forth herein, including such Term Note’s Initial Payment Date, Initial Principal Amount, the identity of the related Investment Pool and the related CUSIP number, will be set forth in the related Notice of Conversion.

(d)The form of the Notes will be established pursuant to the provisions of this Indenture.  The Notes will be distinguished from each other in such manner reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.

Section 4.02Denominations.  The Notes will be issuable in such denominations as will be provided in the provisions of this Indenture.  The currency shall be in United States dollars.  In the absence of any such provisions with respect to the Notes, the Notes will be issued in minimum denominations of $100,000 and integral multiples of $1.

Section 4.03Execution, Authentication and Delivery and Dating.  (a) The Notes will be executed on behalf of the Issuer by an Authorized Officer of the Issuer.  The signature of any officer of the Issuer on the Notes may be manual or facsimile or may be given by other electronic means.

(b)Notes bearing the manual, facsimile or other electronic signatures of individuals who were at the time of execution an Authorized Officer of the Issuer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

(c)At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer along with an Issuer Certificate requesting authentication to the Indenture Trustee for authentication; and the Indenture Trustee will authenticate and deliver such Notes as in this Indenture provided and not otherwise.

(d)Before any such authentication and delivery, the Indenture Trustee will be entitled to receive any opinion or certificate relating to the issuance of the Notes required to be furnished pursuant to Section 4.10.

(e)The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee’s own rights, duties or immunities under the Notes and this Indenture.

(f)Unless otherwise provided in the form of Note, all Notes will be dated the date of their authentication.

(g)No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a Certificate of Authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 4.04Registration, Transfer and Exchange.  (a) The Indenture Trustee shall maintain at its principal executive office (or such other office or agency as it may designate by notice to each Noteholder), a register for the Notes in which the Indenture Trustee shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee) and the principal amount (and stated interest) of Notes held by such Person (the “Note Register”). The Indenture Trustee shall keep the Note Register open and available at all times during normal business hours for inspection of any Holder or their respective representatives.  The Note Register may be maintained in electronic format.  The entries in the Note Register shall be conclusive absent manifest error, and the Issuer, the Holders and any assignees shall treat each Person whose name is recorded in the Note Register pursuant to the terms hereof as Holder hereunder for all purposes of this Indenture except as otherwise provided in Section 10.02.

Notwithstanding anything to the contrary contained herein, the Notes (including Global Notes) and this Indenture are registered obligations and the right, title and interest of each Holder and their assignees in and to such Notes (or any rights under this Indenture) shall be transferable only upon notation of such transfer in the Note Register or in the Book Entry System.  The Note Registrar shall make all notations of transfer requested by any Holder promptly, but in any event no later than two (2) Business Days after receiving such a request by a Holder. The Notes shall only evidence a Holder’s or their assignee’s right, title and interest in and to the related Notes, and in no event is any such Note to be considered a bearer instrument or obligation.  This Section 4.04 shall be construed so that the Notes are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations promulgated thereunder.

Each Noteholder, or Note Owner that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Issuer, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Notes or other obligations under the Transaction Documents (the “Participant Register”); provided, that, no Holder shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any  Transaction Document) to any Person other than the Issuer except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or to the extent required pursuant to Section 4.11 or Section 4.12 and any Certificate of Variable Funding Note Noteholder or Certificate of Term Note Owner required under clause vii of Section 4.04(i).  The entries in the Participant Register shall be conclusive absent manifest error, and such Noteholder or Note Owner shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Indenture  notwithstanding any notice to the contrary.

(b)Subject to Section 3.04, upon surrender for transfer of any Registered Note at the office or agency of the Issuer in a Place of Payment, if the requirements of Section 8-401(a) of the UCC are met, the Issuer will execute, and, upon receipt of such surrendered Note, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of any authorized denominations, of a like aggregate Initial Principal Amount and (if such Registered Note is a Term Note) Term Note Maturity Date and of like terms.

(c)All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

(d)Every Note presented or surrendered for transfer or exchange will be duly indorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

(e)Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuer and the Indenture Trustee may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes before the transfer or exchange will be complete.

(f)None of the Issuer, the Note Registrar or the Indenture Trustee shall be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of selection of Notes to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption of Registered Notes so selected for redemption or (ii) to register the transfer or exchange of any Notes or portions thereof so selected for redemption.

(g)The Notes have not been registered under the Securities Act or any state securities law.  None of the Issuer, the Master Servicer, any Asset Servicer, the Note Registrar or the Indenture Trustee is obligated to register the Notes under the Securities Act or any other securities or “Blue Sky” laws or to take any other action not otherwise required under this Indenture to permit the transfer of any Note without registration.

(h)Each Note issued pursuant to this Indenture shall be fully assignable; provided, however, that no transfer of any Note or any interest therein (including by pledge or hypothecation) shall be made except in compliance with the restrictions on transfer set forth in this Section 4.04 (including the applicable legend to be set forth on the face of each Note as provided in the form of Note attached as an exhibit hereto) and in a transaction exempt from the registration requirements of the Securities Act and applicable State securities or “Blue Sky” laws.  The transfer of the Notes and of beneficial interests in the Notes shall be restricted to transfers to a person (A)(x) that the transferor reasonably believes is a “qualified institutional buyer” (a “QIB”) within the meaning thereof in Rule 144A under the Securities Act (“Rule 144A”) in the form of beneficial interests in the 144A Global Note and (y) that is aware that the resale or other transfer is being made in reliance on Rule 144A or (B) that is not a United States Person but that the transferor reasonably believes is an Institutional Accredited Investor or a QIB in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, in the form of beneficial interests in the applicable Regulation S Global Note.

(i)Each Noteholder, by its acceptance of its Note, and each Note Owner and other Person who acquires a beneficial interest or participation interest in a Note (each, a “Note Interest”), by its acceptance of its Note Interests, shall be deemed to have acknowledged, represented to and agreed with the Issuer as follows:

i.

It understands and acknowledges that the Notes and Note Interests will be offered and may be resold (A) in the United States to QIBs pursuant to Rule 144A in the form of beneficial interests in the Rule 144A Global Note or (B) outside the United States to non United States Persons pursuant to Regulation S under the Securities Act who are Institutional Accredited Investors or QIBs, initially in the form of beneficial interests in the Temporary Regulation S Global Note.  As set forth in Section 3.08, beneficial interests in the Temporary Regulation S Global Note may be exchanged for beneficial interests in the Permanent Regulation S Global Note.  It understands and acknowledges that, if it seeks to effect a transfer to a non-United States Person under Regulation S under the Securities Act, it shall (i) not take any action that would constitute “directed selling efforts” or that would cause it to be or become a “distributor” or to enter into contractual arrangements with a “distributor” (as to each such term, under and as defined in Regulation S under the Securities Act) and (ii) effect such transfer in compliance with Rule 904 of Regulation S under the Securities Act.

ii.

It understands that the Notes have not been and will not be registered under the Securities Act or any State or other applicable securities law and that the Notes and Note Interests, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any State or other applicable securities law.

iii.	It has had access to such financial and other information concerning the Issuer and the Notes as it has deemed necessary in connection with its decision to purchase the Note or Note Interest.

iv.	It acknowledges that the Notes will bear a legend to the following effect unless the Issuer determines otherwise, consistent with applicable law:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR, WITH THE WRITTEN CONSENT OF THE ISSUER, TO AN AFFILIATE OF THE ISSUER, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR AS DEFINED IN ANY OF PARAGRAPHS (1), (2), (3) AND (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS (AN “IAI”) OR A QIB PURCHASING FOR ITS OWN ACCOUNT OR AN IAI OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER IAI OR QIB.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE UNDERSTANDS AND ACKNOWLEDGES THAT, IF IT SEEKS TO EFFECT A TRANSFER TO A NON-UNITED STATES PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, IT SHALL (I) NOT TAKE ANY ACTION THAT WOULD CONSTITUTE “DIRECTED SELLING EFFORTS” OR THAT WOULD CAUSE IT TO BE OR BECOME A “DISTRIBUTOR” OR TO ENTER INTO CONTRACTUAL ARRANGEMENTS WITH A “DISTRIBUTOR” (AS TO EACH SUCH TERM, UNDER AND AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (II) EFFECT SUCH TRANSFER IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE (A) UNLESS SUCH PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (1) ABOVE, IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, AN IAI PURCHASING FOR ITS OWN ACCOUNT OR AN IAI PURCHASING FOR THE ACCOUNT OF ANOTHER IAI AND (B) IS

DEEMED TO REPRESENT THAT IT IS NOT ACQUIRING OR HOLDING THIS NOTE WITH THE “PLAN ASSETS” OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR A PLAN IN SUCH ENTITY OTHER THAN AN INSURANCE COMPANY GENERAL ACCOUNT (AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95‑60) WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% “PLAN ASSETS” AND FOR WHICH THE PURCHASE AND HOLDING OF THIS NOTE IS ELIGIBLE FOR AND SATISFIES ALL CONDITIONS FOR RELIEF UNDER PTCE 95‑60 OR (IV) AN EMPLOYEE BENEFIT PLAN OR PLAN THAT IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, IF SUCH ACQUISITION OR HOLDING WOULD RESULT IN A NON‑EXEMPT PROHIBITED TRANSACTION UNDER, OR A NON‑EXEMPT VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTIONS ON RESALE OR TRANSFER.  THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASERS.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.”

v.

If it is acquiring any Note or Note Interest, as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.

vi.

It (A)(i) is a QIB, (ii) is aware that the sale to it is being made in reliance on Rule 144A and if it is acquiring such Note or Note Interest for the account of another QIB, such other QIB is aware that the sale is being made in reliance on Rule 144A and (iii) is acquiring such Note or Note Interest for its own account or for the account of a QIB, or (B) (i) is an IAI or a QIB, (ii) is not a United States Person and is purchasing such Note or Note Interest in an offshore transaction meeting the requirements of Rule

904 of Regulation S and if it is acquiring such Note or Note Interest for the account of another IAI or a QIB, such other IAI or QIB is aware that the sale is being made in reliance on Regulation S and (iii) is acquiring such Note or Note Interest for its own account or for the account of another IAI or a QIB.

vii.

If it is acquiring a Variable Funding Note or a Note Interest in a Variable Funding Note, it has completed a Certificate of Variable Funding Note Noteholder in the form of Exhibit E hereto and has delivered such completed Certificate to the Indenture Trustee, the Note Registrar and the Issuer.  If it is acquiring a Note Interest in a Term Note, it has completed a Certificate of Term Note Owner in the form of Exhibit F hereto and has delivered such completed certificate to the Indenture Trustee, the Note Registrar and the Issuer. It acknowledges and agrees to the transfer restrictions and the reporting obligations set forth in such certificate, and it understands that (i) the Indenture Trustee, or the Note Registrar if a different Person than the Indenture Trustee, will monitor the total number of holders of beneficial interests in the Variable Funding Notes and the Term Notes, (ii) the Issuer is required to limit the number of such holders of beneficial interests in order to assure that will not cause the Issuer  to be treated as an entity taxable as a corporation for U.S. federal income tax purposes, and (iii) under certain circumstances a transfer of a Note or Note Interest may not occur without the Issuer’s consent.

viii.

It is purchasing the Note or Note Interest for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Note or any Note Interest pursuant to the provisions of this Indenture.

ix.

It agrees that if in the future it should offer, sell or otherwise transfer such Note or Note Interest, it will do so only (A) to the Issuer, (B) pursuant to Rule 144A to a person it reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A, or (C) in an offshore transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act to a person it reasonably believes is an IAI or a QIB, purchasing for its own account or for the account of another IAI or a QIB.

x.

With respect to any foreign purchaser claiming an exemption from United States income or withholding tax, it has delivered to the Indenture Trustee a true and complete Form W-8BEN, W-8BEN-E or W-8ECI, indicating such exemption or any successor or other forms and documentation as may be sufficient under the applicable regulations for claiming such exemption.

xi.

It acknowledges that the Issuer and others will rely on the truth and accuracy of the foregoing certificates, acknowledgments, representations and agreements, and agrees that if any of the foregoing certificates, acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer.

xii.	It acknowledges that transfers of the Notes or any Note Interest shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Indenture.
xiii.

It is not acquiring or holding the Notes with the “plan assets” of (i) an employee benefit plan (as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include “plan assets” by reason of investment by an employee benefit plan or a plan in such entity other than an insurance company general account (as defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60) whose underlying assets include less than 25% “plan assets” and for which the purchase and holding of the Notes is eligible for and satisfies all conditions for relief under PTCE 95‑60 or (iv) an employee benefit plan or plan that is not subject to the provisions of Title I of ERISA or Section 4975 of the Code, if such acquisition or holding would result in a non-exempt prohibited transaction under, or a non-exempt violation of, any applicable law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

xiv.

If it is acquiring the Notes or any Note Interest in an “offshore transaction” (as defined in Regulation S under the Securities Act), it acknowledges that the Notes will initially be represented by the Temporary Regulation S Global Note and that transfers thereof or any interest or participation therein are restricted as set forth in this Indenture.

xv.	It understands that the Temporary Regulation S Global Note will bear a legend to the following effect unless the Issuer determines otherwise, consistent with applicable law:

“THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE REFERRED TO BELOW.”

Any transfer, resale, pledge or other transfer of any of the Notes or any Note Interest contrary to the restrictions set forth above, in any Certificate of Variable Funding Note

Noteholder or Certificate of Term Note Owner, and elsewhere in this Indenture shall be deemed void ab initio by the Issuer and the Indenture Trustee.

(j)Each Noteholder of any Notes understands and acknowledges that the Issuer has structured this Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer, and the Issuer and each Noteholder by acceptance of its Note agree to treat the Notes (or interests therein) as indebtedness for purposes of federal, State, local and foreign income or franchise taxes or any other applicable tax.

(k)Each Noteholder or Note Owner of any Notes, by the purchase of such Note or its acceptance of a beneficial interest therein, acknowledges and agrees that, subject to the provisions of Section 2.07 of the Note Purchase Agreement, interest on the Notes will be treated as United States source interest, and, as such, United States withholding tax may apply.  Each such Noteholder or Note Owner further agrees, upon request, to provide any certifications that may be required under applicable law, regulations or procedures to evidence its status and understands that if it ceases to provide requested documentation, payments to it under the Notes may be subject to United States withholding tax and each Noteholder acknowledges and agrees that the Indenture Trustee shall have the right (without liability) to deduct and withhold any required U.S. withholding tax, including under FATCA, pursuant to applicable law. Without limiting the foregoing, if a payment made under this Indenture would be subject to United States federal withholding tax imposed by FATCA if the recipient of such payment were to fail to comply with FATCA (including the requirements of Code Sections 1471(b) or 1472(b), as applicable), such recipient shall deliver to the Issuer, with a copy to the Indenture Trustee, at the time or times prescribed by the Code and at such time or times reasonably requested by the Issuer or the Indenture Trustee, such documentation prescribed by the Code (including as prescribed by Code Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by the Issuer or the Indenture Trustee to comply with their respective obligations under FATCA, to determine that such recipient has complied with such recipient’s obligations under FATCA, or to determine the amount to deduct and withhold from such payment. For these purposes, “FATCA” means Section 1471 through 1474 of the Code and any regulations or official interpretations thereof (including any revenue ruling, revenue procedure, notice or similar guidance issued by the U.S. Internal Revenue Service thereunder as a precondition to relief or exemption from taxes under such Sections, regulations and interpretations), any agreements entered into pursuant to Code Section 1471(b)(1), and including any amendments made to FATCA after the date of this Indenture.

(l)None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Payment Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payment made on account of beneficial ownership of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership.

(m)The Issuer initially appoints Bankers Trust to act as Note Registrar for the Registered Notes on its behalf, and Bankers Trust by its execution of this Indenture hereby accepts such appointment.  Under no circumstances will the Note Registrar have any responsibility for the Participant Register.  The Issuer may at any time and from time to time authorize any Person to act as Note Registrar in place of the Indenture Trustee with respect to any Notes issued under this Indenture.

(n)The Indenture Trustee shall maintain a register of the holders of Notes and Note Interests, based upon the Certificates of Variable Funding Note Noteholders and Certificates of Term Note Owners delivered to the Indenture Trustee as provided in clause vii of Section 4.04(i). Upon the request of the Issuer, the Indenture Trustee shall report to the Issuer the aggregate number of Term Note Owners (including for such purpose the maximum number of Term Note Partners (as defined in the Certificate of Term Note Owner) and the aggregate number of Variable Funding Note Noteholders.  In monitoring such issuances and transfers and providing such reports, the Indenture Trustee shall rely solely and exclusively (without any duty to make further inquiry, including any duty to inquire whether a holder holds for the account of one or more other persons) on the Certificates of Variable Funding Note Noteholders and Certificates of Term Note Owners received pursuant to the terms of this Indenture and as contemplated herein.

(o)For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer agrees to provide to any Noteholder and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act.

Notwithstanding anything to the contrary contained herein, each Note and this Indenture may be amended or supplemented to modify the restrictions on and procedures for resale and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally.  Each Noteholder shall, by its acceptance of such Note, have agreed to any such amendment or supplement.

(p)Each Noteholder shall have the right at any time to sell one or more participations to any Person (other than Enova or any of its Affiliates) in all or any part of the Funding Commitment, the Notes or in any other obligation, so long as such Person agrees to be subject to the confidentiality provisions contained in the Transaction Documents.  No such participation arrangement shall relieve the Noteholder of any of its obligations under the Transaction Documents, including the Funding Commitment.  The holder of any such participation, other than an Affiliate of the Noteholder granting such participation, shall not be entitled to require the Noteholder to take or omit to take any action hereunder except the consent of each participant shall be required to the same extent as if such participant were a Noteholder with respect to any amendment, modification, termination, waiver or consent that would (i) extend the final scheduled maturity of any Funding Commitment or Note in which such participant is participating, or reduce or waive the rate or extend or waive the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post‑default increase in interest rates) or reduce or waive the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that an increase in any Funding Commitment or Note shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Issuer of any of its rights and obligations under this Indenture, (iii) release all or substantially all of the Collateral under the Transaction Documents (except as expressly provided in the Transaction Documents) supporting the Notes hereunder in which such participant is participating, (iv) otherwise be required of any Noteholder under Section 10.02 hereof, (v) waive or declare an Event of Default hereunder without the consent of the Majority Holders or, where applicable, all Noteholders, in either case treating all participants as Holders for such purpose, (vi) result in a change to the priority of payments set forth in Article V hereof in a manner adverse to a participant, (vii) increase any fees payable to the Administrative Agent pursuant to Article VI hereof, or (viii) amend any of the affirmative or negative covenants set forth in Article XI hereof, as applicable, in a manner more adverse to a participant than it is to a Noteholder.  The Issuer agrees that each participant shall be entitled to the benefits of the Note Purchase Agreement to the same extent as if it were a Noteholder and had acquired its interest by assignment pursuant to clause (h) of this Section 4.04; provided, (i) a participant shall not be entitled to receive any greater payment under Sections 2.06 and 2.07 of the Note Purchase Agreement than the applicable Noteholder would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Issuer's prior written consent, (ii) a participant shall not be entitled to the benefits of Section 2.07 of the Note Purchase Agreement unless such participant complies with Section 2.07(f) as though it were a Noteholder by providing such documentation to the participating Noteholder and (iii) such participant complies with the certification requirements specified in Section 2.07(b) thereof and the refund requirements in Section 2.07(g) thereof.  Notwithstanding any participation made hereunder (i) such selling Noteholder’s obligations under this Indenture shall remain unchanged, (ii) such selling Noteholder shall remain solely responsible to the other parties hereto for the performance of its obligations hereunder, and (iii) except as set forth above, the Enova Parties, the Administrative Agent, the Indenture Trustee and any other Noteholders shall continue to deal solely and directly with such selling Noteholder in connection with such selling Noteholder’s rights and obligations under this Indenture, and such selling Noteholder shall retain the sole right to enforce the obligations of the Enova Parties under this Indenture and to approve, without the consent of or consultation with any participant, any amendment, modification or waiver of any provision of this Indenture; provided, however, if the Issuer is provided notice of the sale of the participation to such participant, then during the occurrence and continuance of an Event of Default, the participant (to the extent of its interest in any Notes) shall have the right to exercise any remedies hereunder and vote any claims with respect to the Issuer or the Notes in any bankruptcy, insolvency or similar type of proceeding of the Issuer.  .

Section 4.05Mutilated, Destroyed, Lost and Stolen Notes.  (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Issuer, the Note Registrar or the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer, the Note Registrar or the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser (as defined in Article 8 of the UCC), the Issuer will execute and upon its request the Indenture Trustee will authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Term Note Maturity Date and Initial Principal Amount, bearing a number not contemporaneously Outstanding.

(b)In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note in full as provided hereunder.

(c)Upon the issuance of any new Note under this Section 4.05, the Issuer and the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

(d)Every new Note issued pursuant to this Section 4.05 in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(e)The provisions of this Section 4.05 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.06Payment of Principal and Interest; Payment Rights Preserved; Withholding Taxes.  (a) Unless otherwise provided with respect to such Note pursuant to Section 4.01, principal and interest payable on any Registered Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date.

(b)Subject to clause (a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

(c)Subject to the provisions of Section 2.07 of the Note Purchase Agreement, the right of any Noteholder to receive interest on or principal of any Note shall be subject to any applicable withholding or deduction imposed pursuant to the Internal Revenue Code or other applicable tax law, including foreign withholding and deduction.  Subject to the provisions of Section 2.07 of the Note Purchase Agreement, any amounts properly so withheld or deducted shall be treated as actually paid to the appropriate Noteholder.

(d)Holders of a beneficial interest in Notes sold in reliance on Regulation S as Temporary Regulation S Global Notes are prohibited from receiving payments or from exchanging beneficial interests in such Temporary Regulation S Global Notes for Permanent Regulation S Global Notes until the furnishing of a certificate, substantially in the form of Exhibit I attached hereto, certifying that the beneficial owner of the Temporary Regulation S Global Note is a non-United States Person (a “Regulation S Certificate”) as provided in Section 3.08(b).

Section 4.07Persons Deemed Owners.  The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person who is proved to be the owner of such Note pursuant to Section 1.04(c) as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 4.06) interest on such Note and, subject to Section 10.02, for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.08Cancellation.  All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee with notification of such surrender, redemption, transfer, conversion or exchange to Issuer and, if not already canceled and if accompanied by such Officer's Certificate and Opinion of Counsel as Indenture Trustee may require, will be promptly canceled by it simultaneously with such payment, redemption, transfer, conversion or exchange.  No Note may be surrendered (including any surrender in connection with any abandonment, donation, gift, contribution or other event or circumstance) except for payment as provided herein, or for registration of transfer, exchange or redemption, or for replacement in connection with any Note mutilated, defaced or deemed lost or stolen.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee.  No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 4.08, except as expressly permitted by this Indenture.  The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures and, upon Issuer’s request, will deliver a certificate of such disposition to the Issuer.

Section 4.09Termination.  Each Note shall be considered to be paid in full, the Holders of such Note shall have no further right or claim, and the Issuer shall have no further obligation or liability with respect to such Note on the earliest to occur of (i) the Optional Redemption Date and a payment of the applicable Optional Redemption Amount, (ii) the date on which the Outstanding Principal Amount with respect to such Note, and all Noteholder Monthly Interest on such Note, is paid in full and (iii) the date on which all of the Collateral is sold and the proceeds in respect thereof applied in accordance with Section 7.05, in each case after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made in connection therewith.

Section 4.10Issuance of Notes.  (a) The Issuer shall issue the Initial Term Note and the initial Variable Funding Notes on the Closing Date, so long as the following conditions precedent are satisfied:

(i)on the Closing Date, the Issuer delivers to the Indenture Trustee an Issuer Certificate to the effect that:

(A)all instruments furnished to the Indenture Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Indenture Trustee to authenticate and deliver such Notes;

(B)the form and terms of the Initial Term Note and the initial Variable Funding Notes have been established in conformity with the provisions of this Indenture; and

(C)such other matters as the Indenture Trustee may reasonably request;

(ii)on the Closing Date, the Issuer delivers to the Indenture Trustee an Issuer Certificate certifying that all laws and requirements with respect to the execution and delivery by the Issuer of such Notes have been complied with, the Issuer has the power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Outstanding Notes, if any, subject to the terms of this Indenture;

(iii)on or prior to the Closing Date, the Issuer will have delivered to the Indenture Trustee and the Noteholders an opinion regarding tax matters reasonably acceptable to the Majority Holders, which addresses items including (i) the debt for tax status of the Notes and (ii) that the Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation; and

(iv)the conditions specified herein are satisfied.

(b)The Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder in order to issue a Term Note A or Term Note B, nor will the Issuer be subject to the conditions set forth above in Section 4.10(a)(i)-(iv) in order to issue a Term Note A or Term Note B.

(c)With respect to the issuance of each Term Note A or Term Note B, as applicable, in connection with a Conversion Date, as contemplated in Section 4.12, the Outstanding Principal Amount of all Notes Outstanding (after giving effect to such issuance) shall not exceed the Maximum Principal Amount.

Section 4.11Variable Funding Note.

(a)On the Closing Date, upon satisfaction of the conditions set forth in Section 4.10(a), the Issuer shall execute and deliver to the Indenture Trustee for authentication, the notes designated as the “Variable Funding Notes,” each substantially in the form of Exhibit A hereto.

(b)Each Variable Funding Note shall be delivered in definitive form and registered in the name of a Variable Funding Note Noteholder.

(c)The first Payment Date with respect to the Variable Funding Notes shall be the Initial Payment Date.

(d)During the Revolving Period, pursuant to Section 2.04 of the Note Purchase Agreement, the Variable Funding Note Noteholders shall make Advances.

(e)All Advances shall be remitted to the Issuer pursuant to instructions provided by the Issuer in the applicable Funding Request.

(f)In connection with any Advance made pursuant to the Note Purchase Agreement, the Indenture Trustee, or the Note Registrar if a different Person than the Indenture Trustee, pursuant to an Issuer Certificate setting forth for each Advance, (i) the date on which such Advance was made, (ii) the amount of such Advance, and (iii) the Outstanding Principal Amount of the Variable Funding Notes as of such date after giving effect to such Advance shall annotate the Note Register to reflect such date, Advance amount and Variable Funding Note Stated Principal Amount as of such date after giving effect to such Advance.

(g)On each Conversion Date during the Revolving Period, the Issuer shall execute and deliver an authenticated Term Note A and Term Note B in accordance with Section 4.12 in an Initial Principal Amount equal to the portion of the Outstanding Principal Amount of the Variable Funding Notes at the end of the related Collection Period that is proportionately attributable to (x) in the case of such Term Note A, the Term Note A Collateral Advance Amount for such Collection Period and (y) in the case of such Term Note B, the Term Note B Collateral Advance Amount for such Collection Period.  Amounts advanced under the Variable Funding Notes shall be repaid in kind by the issuance of such Term Notes. Each Holder of a Variable Funding Note will receive its allocable share of beneficial interest in such Term Notes based upon, and in an amount equal to, its ratable share of the Variable Funding Note Stated Principal Amount as of such Conversion Date. Immediately following each issuance and repayment, the Variable Funding Note Stated Principal Amount shall be reduced by the Initial Principal Amount of such Term Notes and such reduction shall be annotated by the Indenture Trustee on the Variable Funding Notes.  As of the end of each Collection Period associated with such Conversion Date and following the issuance of Term Notes, no additional Eligible Receivables may be allocated to the respective Term Note Investment Pools created by such conversion.

(h)On each Payment Date, the Indenture Trustee shall apply, pursuant to Section 5.04 hereof, Collections to make payment to each Variable Funding Note Noteholder in an amount equal to its allocable share of the Variable Funding Note Payment Amount.  Except as provided in Section 13.08 hereof with respect to final distribution, distributions to the Variable Funding Note Noteholder shall be made by wire transfer to a bank account, such bank account to be designated by the Variable Funding Note Noteholders prior to such Payment Date, without presentation or surrender of the Variable Funding Note or the making of any notation thereon.

(i)The Variable Funding Notes shall be secured by the Collateral, and in connection with the sale of Collateral following an Event of Default, the Variable Funding Note Noteholder shall be entitled to its pro rata share of proceeds.  Any payment of principal and interest on the Variable Funding Notes, however, shall be based solely on the performance of the Receivables relating to the Variable Funding Note Investment Pool, and, except as otherwise set forth in Section 5.04, shall not be dependent on the Receivables related to any other Investment Pool or market or other credit events that are independent of such Receivables.

(j)There shall at no time be more than one Variable Funding Note Investment Pool outstanding.

(k)The Holder of a Variable Funding Note shall have no further right or claim, and the Issuer shall have no further obligation or liability with respect to such Variable Funding Note on the earlier to occur of (i) the date on which Collateral is sold and the proceeds in respect thereof applied in accordance with Section 7.05 hereof, and (ii) the Funding Period Termination Date, in each case after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made in connection therewith.

Section 4.12Term Notes.

(a)On the Closing Date, the Issuer shall issue the Initial Term Note. On each Conversion Date (x) the Eligible Receivables in the related Variable Funding Note Investment Pool that constitute Term Note A Collateral shall be allocated into a Term Note A Investment Pool and (y) the Eligible Receivables in the related Variable Funding Note Investment Pool that constitute Term Note B Collateral shall be allocated into a Term Note B Investment Pool. On each Conversion Date, subject to Section 4.12(b) below, the aggregate Outstanding Principal Amount of the Variable Funding Notes will be converted into a Term Note A and Term Note B, which shall be in the form of a Global Note substantially in the form of Exhibit B hereto, to be executed and delivered by the Issuer, authenticated by the Indenture Trustee and issued in the Initial Principal Amounts determined as specified in Section 4.11(g).  Each Term Note shall be delivered in the form of a Global Note.

(b)On each Conversion Date, the Issuer shall deliver, or shall cause to be delivered, a Notice of Conversion to the Indenture Trustee, which will (i) include the schedule of Receivables related to the Term Note A Investment Pool or Term Note B Investment Pool, as applicable, for such Term Note, and (ii) certify that all laws and requirements with respect to the execution and delivery by the Issuer of such Term Notes have been complied with, the Issuer has the power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Outstanding Notes, if any, subject to the terms of this Indenture.

(c)Each Term Note shall be issued in minimum denominations of $100,000 and integral multiples of $1.

(d)Except as otherwise provided in Section 13.08, distributions hereunder to Term Note Noteholders shall be made pursuant to Section 5.04 to the clearing agency with respect to which each Term Note is registered, in immediately available funds.

(e)Following the issuance of a Term Note pursuant to this Section 4.12, the Issuer may not add any additional Eligible Receivables purchased by the Issuer after the applicable Conversion Date to the related Term Note A Investment Pool or Term Note B Investment Pool.

(f)Each Term Note shall be secured by the Collateral, and in connection with the sale of Collateral following an Event of Default, each Term Note Noteholder shall be entitled to its pro rata share of proceeds. The payment of principal and interest on each Term Note, however, shall, except as otherwise provided in Section 5.04, be solely based on the performance of the Receivables included in the related Term Note Investment Pool and shall not be dependent on the Receivables related to any other Investment Pool or market or credit events that are independent of such Receivables.

(g)Subject to any amounts due under any of the other Transaction Documents (other than indemnities and reimbursement obligations for which a claim has not yet been asserted), each Term Note shall be considered to be paid in full, the Holders of such Term Note shall have no further right or claim, and the Issuer shall have no further obligation or liability with respect to such Term Note on the earliest to occur of (i) the Optional Redemption Date and payment of the applicable Optional Redemption Amount, (ii) the date on which the Outstanding Principal Amount with respect to such Term Note, and all Term Note Monthly Interest on such Term Note, is paid in full, and (iii) the date on which all of the Collateral is sold and the proceeds in respect thereof applied in accordance with Section 7.05 of the Indenture, in each case after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made in connection therewith.

[END OF ARTICLE IV]

Article V

ISSUER ACCOUNTS; INVESTMENTS; ALLOCATIONS; APPLICATION

Section 5.01Collections.  Except as otherwise expressly provided in this Indenture, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture including all funds and other property payable to the Indenture Trustee in connection with the Collateral.  The Indenture Trustee will hold all such money and property received by it as part of the Collateral and will apply it as provided in this Indenture.

Section 5.02Collection Account; Distributions from Collection Account.  (a) On or before the date hereof, the Issuer shall cause to be established and maintained an Eligible Deposit Account (the “Collection Account”) in the name of the Indenture Trustee as a securities account with the Securities Intermediary in accordance with Section 2.11, bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the Noteholders.  All collections and distributions received pursuant to Section 2.02 of the Servicing Agreement shall be credited to the Collection Account.  The Collection Account shall be under the control of the Securities Intermediary for the benefit of the Indenture Trustee and the Noteholders in accordance with Section 2.11.  If, at any time (i) the institution holding the Collection Account ceases to be an Eligible Institution, the Issuer shall notify the Indenture Trustee, and the Issuer (or the Master Servicer) shall within thirty (30) Business Days establish (or cause to be established) a new Collection Account that is an Eligible Deposit Account and shall transfer (or cause to be transferred) any funds or other property from such Collection Account to such new Collection Account or (ii) the Issuer determines for any reason that the Collection Account should be held at a different Eligible Institution, then upon prior notice to the Indenture Trustee, the Issuer shall establish or cause to be established a new Collection Account that is an Eligible Deposit Account and shall transfer (or cause to be transferred) any funds or other property from such Collection Account to such new Collection Account.  From the date each such new Collection Account is established, it shall be the “Collection Account.”  Prior to or at the time of the establishment of any Collection Account (whether the initial Collection Account or any successor Collection Account), the Issuer shall (I) deliver to the Indenture Trustee an Officer’s Certificate specifying the Eligible Institution at which the Collection Account is maintained and the account number of the Collection Account, and (II) Deliver the Collection Account to the Indenture Trustee.

(b)All payments to be made from time to time by or on behalf of the Indenture Trustee to Noteholders out of available funds in the Collection Account pursuant to this Indenture will be made by the Indenture Trustee or by the Paying Agent (if a different Person than the Indenture Trustee) not later than 2:00 p.m., New York City time, on the applicable Payment Date or earlier, if necessary, but only to the extent of available funds in the Collection Account at the time the Indenture Trustee or the Paying Agent (if a different Person than the Indenture Trustee) makes payments to Noteholders.

(c)Except as provided in Section 13.08 hereof with respect to final distribution, distributions to a Variable Funding Note Noteholder shall be made by wire transfer to a bank account, such bank account to be designated by the Variable Funding Note Noteholder prior to such Payment Date, without presentation or surrender of the Variable Funding Note or the making of any notation thereon.

Section 5.03Investment of Funds in the Collection Account.  (a) Funds credited to the Collection Account may (unless otherwise stated in this Indenture) be invested and reinvested by the Indenture Trustee at the direction of the Issuer in one or more Eligible Investments. The Issuer may authorize the Indenture Trustee to make specific investments pursuant to instructions, in such amounts as the Issuer will specify.  Notwithstanding the foregoing, funds held by the Indenture Trustee in the Collection Account will be invested at the direction of the Issuer in Eligible Investments that will mature in each case no later than the Business Day preceding the date on which such funds in the Collection Account are scheduled to be transferred or distributed by the Indenture Trustee pursuant to this Indenture (or as necessary to provide for timely payment of principal or interest on the applicable Payment Date).  The Indenture Trustee shall not have any investment discretion with respect to the Collection Account or any funds therein and shall have no liability with respect to the Eligible Investments selected by the Issuer or any losses resulting therein.

(b)All funds from time to time credited to the Collection Account pursuant to this Indenture and all investments made with such funds, if any, will be held by the Indenture Trustee in the Collection Account as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee for the purposes specified herein.

(c)Funds and other property in the Collection Account will not be commingled with any other funds or property of the Issuer or the Indenture Trustee.

(d)On the applicable Reporting Date, all interest and earnings (net of losses and investment expenses), if any, on funds credited to the Collection Account will be applied as specified herein.  For purposes of determining the availability of funds or the balance in the Collection Account for any reason under this Indenture (other than for the distribution of funds in accordance with Section 5.04), investment earnings on such funds, if any, shall be deemed not to be available or on deposit.

Subject to Section 8.01(d), the Indenture Trustee will not in any way be held liable by reason of any insufficiency in Collection Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s own failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms.

(e)The Issuer hereby directs that funds credited to the Collection Account will be invested and reinvested by the Indenture Trustee at the direction of the Issuer, to the fullest extent practicable, in investments described in clause (b) of “Eligible Investments,” upon the occurrence of any of the following events:

(i)the Issuer will have failed to give investment directions to the Indenture Trustee; or

(ii)an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to Section 7.02.

(f)If the Issuer does not give direction to the Indenture Trustee, funds on deposit in the Collection Account shall remain uninvested

Section 5.04Application of Available Collections on Deposit in the Collection Account.  The Master Servicer shall instruct the Indenture Trustee or the Paying Agent (if a Person different than the Indenture Trustee) to apply on each Payment Date, the available Collections related to each Note (based solely on the performance of the Receivables included in the Investment Pool related to such Note) on deposit in the Collection Account with respect to such Payment Date to make the following distributions allocable to each such Note in the following priority:

(a)on a pro rata basis in accordance with the amounts owed, to the Indenture Trustee, the Verification Agent and the Variable Funding Note Noteholders, respectively, their allocable share of the sum of the Term Note Fee Allocation Amounts attributable to each Term Note;

(b)to the Master Servicer, the Servicing Fee owing with respect to such Payment Date;

(c)to the Backup Servicer, an amount equal to the sum of the Term Note Backup Servicing Fees attributable to each Term Note;

(d)to the Holder of each Variable Funding Note (as of the Conversion Date occurring approximately 45 days prior to such Payment Date), its allocable share of the Variable Funding Note Payment Amount owing with respect to such Payment Date;

(e)(i) with respect to each Term Note, an amount equal to the Term Note Monthly Interest for such Payment Date owing thereunder, for distribution to the applicable Holder of a Term Note or (ii) if such Payment Date is an Optional Redemption Date, then with respect to such Term Note, the applicable Optional Redemption Amount, for distribution to the applicable Holder of a Term Note;

(f)with respect to each Term Note, an amount equal to the Term Note Monthly Principal for such Payment Date owing thereunder, for distribution to the applicable Holder of a Term Note;

(g)with respect to each Term Note (i) for which the Term Note Amortization Date has occurred, (ii) for which any breach of an Investment Pool Collateral Performance Trigger with respect to the related Term Note Investment Pool has occurred and is continuing,  (iii) for which any LTV Event has occurred, (iv) for which the Term Note Monthly Interest owing to such Term Note on such Payment Date pursuant to clauses (e) above has not been paid in full or (v) for which the Variable Funding Note Payment Amount owing to each Variable Funding Note on such Payment Date pursuant to clause (d) above has not been paid in full, all Collections remaining after the payments specified in the foregoing clauses (a) through (f) shall be distributed pro rata on the basis of each such Term Note’s Outstanding Principal Amount (after taking into account all prior distributions made on such Payment Date, and provided, however, that no Collections shall be applied pursuant to clause (h) below until all amounts due and owing within this clause (g) are satisfied): (A) to any Term Note which has reached its Term Note Amortization Date or for which any breach of an Investment Pool Collateral Performance Trigger with respect to the related Term Note Investment Pool has occurred until the Outstanding Principal Amount of such Term Note equals zero, (B) to any Term Note for which an LTV Event has occurred until the LTV for such Term Note is no longer higher than the LTV as of the prior Payment Date, (C) to any Term Note for which the Term Note Monthly Interest owing to such Term Note on such Payment Date above has not  been paid in full until the Term Note Monthly Interest owing to such Term Note on such Payment Date has been paid in full, and (D) to any Variable Funding Note for which the Variable Funding Note Payment Amount owing to each Variable Funding Note on such Payment Date above has not been paid in full until the Variable Funding Note Payment Amount owing to each Variable Funding Note on such Payment Date above has been paid in full;

(h)an amount equal to that needed to pay any other obligations of the Issuer under the Transaction Documents shall be applied to pay such obligations to each Person to whom such amount is owed, pro rata according to the respective amounts owed; and

(i)to the Issuer, any remaining amounts.

For the avoidance of any doubt, (i) pursuant to Section 4.11(i) any payment of principal and interest on the Variable Funding Notes shall be based solely on the performance of the Receivables relating to the Variable Funding Note Investment Pool for the related Collection Period and shall not be dependent on the Receivables related to any other Investment Pool or market or other credit events that are independent of such Receivables, and (ii) pursuant to Section 4.12(f) (except as set forth in clause (g) above), any payment of principal and interest on each Term Note shall be based solely on the performance of the Receivables included in the related Term Note Investment Pool and shall not be dependent on the Receivables related to any other Investment Pool or market or other credit events that are independent of such Receivables.

Section 5.05Determination of LIBOR.

(a)On each LIBOR Determination Date, the Indenture Trustee shall determine the interest rate to use in the definition of One-Month LIBOR for the related Interest Period, which interest rate shall be the per annum interest rate for deposits in United States dollars for a period equal to one-month that appears on Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, on such date.  Upon such determination, the Indenture Trustee shall notify the Master Servicer of LIBOR for such LIBOR Determination Date.  If such rate does not appear on Reuters Screen LIBOR01 Page, the rate for the LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on that day to prime banks in the London interbank market for a period equal to one-month commencing on the first day of such Interest Period.  The Master Servicer shall request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If at least two (2) such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations.  If fewer than two (2) quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 A.M., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to one-month commencing on the first day of such Interest Period.  If the banks selected by the Master Servicer are not quoting rates as provided in the immediately preceding sentence, LIBOR for such Interest Period shall be LIBOR in effect for the immediately preceding Interest Period.

(b)The Master Servicer shall determine, as applicable, and promptly notify the Issuer, the Administrative Agent and the Noteholders and the Indenture Trustee of, the Note Interest Rate for the applicable Interest Period.  The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Noteholder by telephoning the Indenture Trustee at its Corporate Trust Office at (855) 829-8068 or by emailing a request to the Indenture Trustee at CorpTrust@BankersTrust.com.

[END OF ARTICLE V]

Article VI

SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES
HELD BY THE ISSUER

Section 6.01Satisfaction and Discharge of Indenture.  This Indenture will cease to be of further effect with respect to any Notes (except as to any surviving rights of transfer or exchange of Notes expressly provided for herein or in the form of Note), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

(a)the Issuer has paid or caused to be paid all other sums payable under the Indenture with respect to the Notes (including payments to the Indenture Trustee pursuant to Section 8.07); and

(b)the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with or waived in accordance with the terms of this Indenture.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any Notes, the obligations of the Issuer to the Indenture Trustee with respect to such Notes under Section 8.07 and the obligations of the Indenture Trustee under Section 6.02 and Section 11.03 will survive such satisfaction and discharge.

Section 6.02Application of Money.  All money and obligations deposited with the Indenture Trustee pursuant to Section 5.01 or Section 5.03 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of Section 5.04, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee; but that money and obligations need not be segregated from other funds held by the Indenture Trustee except to the extent required by this Indenture or by law.

Section 6.03Cancellation of Notes Held by the Issuer.  If the Issuer holds any Notes, such Notes shall be automatically cancelled and no longer Outstanding. Further, Notes held by Affiliates of the Issuer shall be deemed to be not Outstanding for all voting purposes.

[END OF ARTICLE VI]

Article VII

EVENTS OF DEFAULT AND REMEDIES

Section 7.01Events of Default.  “Event of Default,” wherever used herein, means with respect to any Note any one of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)with respect to any Note a failure by the Issuer, an Asset Servicer or the Master Servicer to make any payment or deposit when required pursuant to any Transaction Document, in any case on or before the date occurring two (2) Business Days after the date such payment or deposit is due;

(b)(i) the Issuer shall file a petition or commence a proceeding (A) to take advantage of any Debtor Relief Law or (B) for the appointment of a trustee, conservator, receiver, liquidator, or similar official for or relating to the Issuer or all or substantially all of its property, (ii) the Issuer shall consent or fail to object to any such petition filed or proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or proceeding shall not have been dismissed or stayed within 90 days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or proceeding, (iii) the Issuer shall admit in writing its inability to pay its debts generally as they become due, (iv) the Issuer shall make an assignment generally for the benefit of its creditors, or (v) the Issuer shall voluntarily suspend payment of its obligations;

(c)the Issuer becomes an investment company within the meaning of the Investment Company Act;

(d)any Master Servicer Default or Asset Servicer Default;

(e)any event occurs that could reasonably be expected to have a Material Adverse Effect on (i) the Issuer’s ability to make payments under the terms of this Indenture or fulfill its payment obligations under any of the other Transaction Documents, (ii) the validity, collectability or enforceability of the Receivables, or (iii) the Collateral, the Indenture Trustee’s lien on the Collateral or the priority of such lien;

(f)subject to Section 12.01(c), a decree or order is entered by an administrative body (including an administrative order of the Consumer Financial Protection Bureau) or by a court of competent jurisdiction that requires an Enova Entity to pay more than $5,000,000 in civil penalties or finds an Enova Entity engaged in reckless or knowing violations of applicable law, whether or not such decree or order is appealable or is being appealed, in connection with a Consumer Financial Protection Bureau proceeding brought against any Enova Entity;

(g)any representation or warranty made by the Seller, Transferor, Issuer, an Asset Servicer or the Master Servicer under any Transaction Document shall be incorrect and remain unremedied for a period of fifteen (15) Business Days from the discovery by such party or receipt of notice from the Indenture Trustee, the Administrative Agent or any Noteholder;

(h)the Seller, Transferor or Issuer shall fail to perform or observe any affirmative covenant under any Transaction Document and such failure shall remain unremedied for a period of fifteen (15) Business Days from the discovery by such party or receipt of notice from either the Indenture Trustee, the Administrative Agent or any Noteholder;

(i)the Seller, Transferor or Issuer shall fail to perform or observe any negative covenant under any Transaction Document;

(j)the Indenture Trustee shall fail to hold a valid and perfected first-priority security interest in the Receivables;

(k)any Enova Entity (i) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $***, or (ii) fails to observe or perform any other agreement or condition relating to any such Indebtedness referred to in clause (i) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise);

(l)the failure to have paid any Term Note in full as of its Term Note Maturity Date;

(m)[Reserved];

(n)the occurrence of a Financial Trigger;

(o)the occurrence of a Regulatory Trigger Event;

(p)unless permitted by Section 7.03 of the Servicing Agreement, Enova, the Issuer, Transferor or the Master Servicer shall enter into any transaction or merger in which it is not the surviving entity, without the prior consent of the Majority Holders;

(q)occurrence of a Material Adverse Effect (as determined by the Majority Holders) with respect to Enova, the Issuer, the Transferor, the Master Servicer and the Originators, taken as a whole;

(r)subject to Section 12.01(c), the occurrence of a Change of Control; or

(s)subject to Section 5.2(e) of the Receives Purchase Agreement and Section 2.02(f) of the Servicing Agreement, the occurrence of a material change to the Credit Policies or Servicing Policies without the prior consent of the Majority Holders.

Section 7.02Acceleration of Maturity.  (a) If an Event of Default described in Section 7.01 occurs and is continuing with respect to a Note (other than with respect to clauses (a) or (b)), then, unless the principal of all the Notes shall have already become due and payable, the Indenture Trustee may (but shall not be required to) provided the Indenture Trustee has actual notice of the occurrence of the Event of Default, or, upon the direction of the Majority Holders provided to the Indenture Trustee, shall declare the Outstanding Principal Amount of the Outstanding Notes and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, anything in this Indenture or in the Notes to the contrary notwithstanding.

(b)If an Event of Default described in clauses (a) or (b) of Section 7.01 occurs and is continuing, then all the Notes will automatically be and become immediately due and payable by the Issuer, without notice or demand to any Person, and the Issuer will automatically and immediately be obligated to pay off the Notes.

Section 7.03Indenture Trustee May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy or other similar proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise) will be entitled and empowered by intervention in such proceeding or otherwise:

(i)to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, indemnity, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 8.07) and of the Noteholders allowed in such judicial proceeding, and

(ii)to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator or other similar official in any such proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee, and in the event that the Indenture Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 8.07.

Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any

Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

Section 7.04Indenture Trustee May Enforce Claims Without Possession of Notes.  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee will be brought in its own name as trustee, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

Section 7.05Application of Money Collected.  Any money or other property collected by the Indenture Trustee with respect to a Note pursuant to this Article VII will be applied according to the priority of payments set forth in Section 5.04 at the date or dates fixed by the Indenture Trustee.

Section 7.06Indenture Trustee May Elect to Hold the Collateral.  Following an acceleration of any Note, the Indenture Trustee may elect to continue to hold the Collateral and apply distributions on the Collateral in accordance with the regular distribution provisions set forth in Section 5.04, except that principal will be paid on the accelerated Notes to the extent funds are received and allocated to the accelerated Notes.

Section 7.07Sale of Collateral for Accelerated Notes.

(a)If the Notes are accelerated pursuant to this Indenture following an Event of Default, the Indenture Trustee, at the direction of the Majority Holders, will sell Receivables (or interests therein).

(b)Such a sale will be permitted if at least one of the following conditions is met:

(i)the net proceeds of such sale would be sufficient to pay all amounts due on the Notes together with any unpaid interest and fees; or

(ii)consented to by Holders of at least 66-⅔% of the Outstanding Principal Amount of the Outstanding Notes.

(c)Sale proceeds received with respect to the Notes will be applied as specified in Section 7.05 of this Indenture.

Section 7.08Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Indenture Trustee.  The Majority Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any power conferred on the Indenture Trustee, subject to Section 7.07(b).  This right may be exercised only if the Indenture Trustee is adequately indemnified by the Holders of such accelerated Notes and if the Majority Holders provide the Indenture Trustee with an Opinion of Counsel acceptable to the

Indenture Trustee upon which Indenture Trustee may conclusively rely that the direction provided by the Noteholders does not conflict with applicable law or this Indenture and the likelihood of the Indenture Trustee incurring liability from acting in reliance thereon, personal or otherwise, is remote.

Section 7.09Limitation on Suits.  To the fullest extent permitted by applicable law, but subject to Section 7.07(b) and Section 7.08, no Holder of any Note will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless:

(a)such Holder has previously given notice to the Indenture Trustee of a continuing Event of Default with respect to such Notes;

(b)the Majority Holders have made request to the Indenture Trustee to institute proceedings in respect of such Event of Default in the name of the Indenture Trustee hereunder;

(c)such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and

(d)the Indenture Trustee, for 30 days after the Indenture Trustee has received such notice, request and offer of indemnity has failed to institute any such proceeding;

it being understood and intended that no one or more Holders of such Notes will have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all such Notes.

Section 7.10Unconditional Right of Noteholders to Receive Principal and Interest; Limited Recourse.  Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to the Indenture Trustee or any Affiliate, officer, employee, member or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to the allocation and payment provisions of this Indenture, and limited to amounts available from the Collateral.

Section 7.11Restoration of Rights and Remedies.  If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

Section 7.12Rights and Remedies Cumulative.  No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 7.13Delay or Omission Not Waiver.  No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article VII or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 7.14Control by Noteholders.  Subject to Section 7.07(b) and Section 7.08, the Majority Holders will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any power conferred on the Indenture Trustee with respect to the Notes, provided, that:

(a)the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the Action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith determines that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

(b)the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.

Section 7.15Waiver of Past Defaults.  The Majority Holders may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except consent of the Holder of each Outstanding Note is required if (i) there is a default not theretofore cured in the payment of the principal of or interest on any Note, or (ii) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note. Until any Event of Default arising from such default is hereunder waived or cured, and during the continuation of any such Event of Default, the Note Interest Rate shall be increased by 2.50%.

Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

Section 7.16Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Note by his or her acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable and documented attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.16 will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in Outstanding Principal Amount of the Outstanding Notes.

Section 7.17Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

[END OF ARTICLE VII]

Article VIII

THE INDENTURE TRUSTEE

Section 8.01Certain Duties and Responsibilities.  (a)  The Indenture Trustee is hereby authorized and directed to enter into the Transaction Documents to which the Indenture Trustee is a party and undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Transaction Documents with respect to the Notes, and no implied duties (including fiduciary duties) covenants or obligations will be read into this Indenture against the Indenture Trustee. The permissive right of the Indenture Trustee to do things enumerated in this Indenture shall never be construed as a duty.  Bankers Trust and any Indenture Trustee (if a different Person than Bankers Trust) shall only be responsible for the performance of the express duties outlined herein in whatever capacity, whether as Indenture Trustee, Paying Agent, Securities Intermediary, Authenticating Agent, Note Registrar or otherwise, and it shall not be liable for any action reasonably taken or omitted to be taken by it in any capacity hereunder in good faith or be responsible other than for its own gross negligence or willful default in the performance of those express duties.

(b)In the absence of bad faith on its part, the Indenture Trustee may, with respect to Notes, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

(c)In case an Event of Default with respect to any Notes has occurred and is continuing and for which the Indenture Trustee has actual knowledge, the Indenture Trustee will exercise with respect to such Notes such of the rights and powers vested in it by this Indenture, as the Indenture Trustee in its sole discretion determines are consistent with the terms of this Indenture and use the same degree of care and skill in their exercise, as a corporate trustee would exercise or use under the circumstances in the conduct of such corporate trustee’s own affairs.  Nothing in this subsection (c) shall be construed to limit the effect of subsection (a) of this Section 8.01.

(d)Except to the extent otherwise provided in Section 8.03, no provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own gross negligence or willful misconduct, except that:

(i)this subsection (d) will not be construed to limit the effect of subsection (a) of this Section 8.01 or Section 8.03;

(ii)the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer;

(iii)the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes; and

(iv)no provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it.

Section 8.02Notice of Defaults.  Within ten (10) Business Days after the occurrence of any default hereunder with respect any Note of which a Responsible Officer of the Indenture Trustee shall have actual knowledge, the Indenture Trustee will transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee.  For the purpose of this Section 8.02, the term “default,” with respect any Note, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Note.

Section 8.03Certain Rights of Indenture Trustee.

(a)The Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, including any Officer's Certificate or Opinion of Counsel, whether in its original, facsimile or other electronic form, believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)whenever in the administration of this Indenture the Indenture Trustee deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate;

(c)the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d)the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(e)the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report,

notice, request, direction, consent, order, bond, debenture or other paper or document, including facts or matters stated in any Officer's Certificate or Opinion of Counsel, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

(f)the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(g)the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or amendments to such financing statements;

(h)the Indenture Trustee shall not be deemed to have notice of any default (including any Master Servicer Default or Asset Servicer Default under the Servicing Agreement) or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless notice of any event which is in fact such a default is received by a Responsible Officer of the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture (delivery of reports and other information to the Indenture Trustee shall not constitute actual or constructive knowledge or notice of an Event of Default);

(i)the rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, including its capacity as Indenture Trustee, Paying Agent, Securities Intermediary, Authenticating Agent and Note Registrar, and each agent, custodian and other person employed by the Indenture Trustee to act hereunder;

(j)the Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(k)the right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty;

(l)the Indenture Trustee may conclusively rely on the authority of any Authorized Officer whose signatures and incumbency have been certified to the Indenture Trustee by any Person to sign an Officer's Certificate or otherwise act on behalf of such Person until Indenture Trustee has received written notice to the contrary and the Indenture Trustee shall have no duty to verify the authenticity of the signature appearing on any Officer's Certificate or other written document purportedly made on behalf of such Person;

(m)the Indenture Trustee shall be protected in relying on any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond debenture or other paper or document which it, in good faith, believes to be genuine and what it purports to be and shall have no duty to inquire or to the genuineness, validity or enforceability thereof; and

(n)to the fullest extent permitted by law and notwithstanding anything in this Indenture to the contrary, the Indenture Trustee shall not be liable under any circumstances for special, indirect, incidental, consequential or punitive damages, however styled, including lost profits, loss of revenue, diminution in value or loss of business.

Section 8.04Not Responsible for Recitals or Issuance of Notes.  The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness.  The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes.  The Indenture Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

Section 8.05May Hold Notes.  The Indenture Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent and the Issuer and the Noteholders waive any resulting conflict of interest.

Section 8.06Money Held in Trust.  Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law.  The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

Section 8.07Compensation and Reimbursement; Limit on Compensation Reimbursement and Indemnity.  (a)  The Issuer agrees:

(i)to pay to the Indenture Trustee from time to time reasonable compensation (or, for so long as Bankers Trust is the Indenture Trustee, such amount as has been mutually agreed upon in writing) for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii)to reimburse the Indenture Trustee upon the Indenture Trustee’s request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of the Indenture Trustee’s agents and counsel), except any such expense, disbursement or advance as may be attributable to the Indenture Trustee’s own gross negligence, willful misconduct or bad faith; and

(iii)to indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents for, and to hold the Indenture Trustee harmless against, any and all loss, liability, expense, claim, action, suit, damage or injury of any kind and nature whatsoever incurred without gross negligence, willful misconduct or bad faith on the Indenture Trustee’s part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of the Indenture Trustee defending itself against any claim or liability (whether asserted by the Issuer, the Master Servicer, any Asset Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder.

The Indenture Trustee will have no recourse to any asset of the Issuer other than funds available pursuant to Section 7.05.

(b)This Section 8.07 will survive the termination of this Indenture and the resignation, removal or replacement of the Indenture Trustee under Section 8.10.

Section 8.08[RESERVED].

Section 8.09Corporate Indenture Trustee Required; Eligibility.  There will at all times be an Indenture Trustee hereunder with respect to each Note, which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, and having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or State authority.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Indenture Trustee.  If at any time the Indenture Trustee with respect to any Note ceases to be eligible in accordance with the provisions of this Section 8.09, it will, if a Responsible Officer has actual knowledge thereof, resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

Section 8.10Resignation and Removal; Appointment of Successor.  The following provisions shall apply to the resignation or removal of the Indenture Trustee and the appointment of a successor.

(a)No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VIII will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 8.11.

(b)The Indenture Trustee may resign at any time by giving at least thirty (30) days’ prior notice thereof to the Issuer and Administrative Agent.  If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(c)The Indenture Trustee may be removed at any time by Action of the Majority Holders, delivered to the Indenture Trustee and to the Issuer and Administrative Agent.  If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of removal, the Indenture Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(d)If at any time:

(i)the Indenture Trustee ceases to be eligible under Section 8.09 and fails to resign after request therefor by the Issuer or by any such Noteholder, or

(ii)the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Indenture Trustee, or (B) subject to Section 7.17, any Noteholder who has been a bona fide Holder of a Note for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e)If the Indenture Trustee resigns, is removed or becomes incapable of acting, the Issuer will promptly appoint a successor Indenture Trustee.  If, within sixty (60) days after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee has not been appointed, then an Indenture Trustee may thereupon be appointed by Act of the Majority Holders delivered to the Issuer and the retiring Indenture Trustee.  The successor Indenture Trustee so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee.  If no successor Indenture Trustee shall have been so appointed by the Issuer or the Noteholders and accepted appointment in the manner hereinafter provided, the resigning or removed Indenture Trustee or any Noteholder who has been a bona fide Holder of a Note for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(f)The Issuer will give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to each Noteholder as provided in Section 1.06.  To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant Registered Noteholders.  Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

Section 8.11Acceptance of Appointment by Successor.  Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder, subject nevertheless to its Lien, if any, provided for in Section 8.07 and the payment of all costs, fees and expenses of the Indenture Trustee.  Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes, the Issuer, the predecessor Indenture Trustee and each successor Indenture Trustee with respect to the Notes will execute and deliver a supplement to this Indenture which will contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Notes shall be vested in the successor Indenture Trustee.

No successor Indenture Trustee will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible under this Article VIII.

Section 8.12Merger, Conversion, Consolidation or Succession to Business.  Any entity into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided such entity shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  The Indenture Trustee shall give prompt notice of such merger, conversion, consolidation or succession to the Issuer.  In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

Section 8.13[RESERVED].

Section 8.14Appointment of Authenticating Agent.  At any time when any of the Notes remain Outstanding the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent or Agents which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 4.06, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder.  Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee’s Certificate of

Authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Indenture Trustee by an Authenticating Agent.  Each Authenticating Agent will be acceptable to the Issuer and will at all times be an Entity organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by federal or State authority.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 8.14, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section 8.14, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section 8.14.  The initial Authenticating Agent for the Notes will be Bankers Trust.

Any entity into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any entity succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such entity will be otherwise eligible under this Section 8.14, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer.  The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section 8.14, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent and will give notice to each Noteholder as provided in Section 1.06.  Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 8.14.

The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer from time to time) reasonable compensation for its services under this Section 8.14, and the Indenture Trustee will be entitled to be reimbursed for such payments, subject to the provisions of Section 8.07.

If an appointment of an Authenticating Agent, other than the Indenture Trustee, is made pursuant to this Section 8.14, the Notes may have endorsed thereon, in lieu of the Indenture Trustee’s Certificate of Authentication, an alternate Certificate of Authentication in the following form:

This is one of the Notes designated therein referred to in the within-mentioned Indenture.

Bankers Trust Company, as Indenture Trustee

By:	As Authenticating Agent
By:	Authorized Signatory

Section 8.15Tax Returns.  In the event that the Issuer shall be required to file tax returns, the Issuer shall prepare or shall cause to be prepared and executed such tax returns.  The Issuer shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five days prior to the date it is required by law to be distributed to Noteholders.  The Indenture Trustee, upon request, will furnish the Issuer with all such information in the possession of the Indenture Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Issuer.  In no event shall the Issuer or the Indenture Trustee be personally liable for any liabilities, costs or expenses of the Issuer or any Noteholder arising under any tax law, including federal, State or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

Section 8.16Representations, Warranties and Covenants of the Indenture Trustee.  The Indenture Trustee represents, warrants and covenants that:

(i)The Indenture Trustee is an entity validly existing in good standing under the applicable laws of the jurisdiction of its organization;

(ii)The Indenture Trustee has full corporate power and authority to execute, deliver and perform its obligations under this Indenture and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party;

(iii)Each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms subject to bankruptcy and equitable principles;

(iv)No consent, approval, license, exemption of or filing or registration with, giving of notice to, or other authorization of or by, any Iowa or federal court, administrative agency or other governmental authority governing the Indenture Trustee’s trust powers is or shall be required in connection with the execution, delivery or performance by the Indenture Trustee of this Indenture and each other Transaction Document to which it is a party for the valid consummation of the transactions contemplated hereby or thereby;

(v)There is no action, suit, proceeding or investigation pending or, to the knowledge of the Indenture Trustee, threatened against or affecting the Indenture

Trustee before or by any court, administrative agency or other governmental authority that brings into question the validity of the transactions contemplated hereby, or that might result in any Material Adverse Effect; and

(vi)The execution, delivery and performance by the Indenture Trustee of this Indenture and each of the Transaction Documents to which it is a party does not and shall not (i) violate any provision of any law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Indenture Trustee or (ii) violate any provision of its charter documents.

Section 8.17Appointment of Co-Trustee or Separate Indenture Trustee.  (a)  Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Issuer Estate may at the time be located, the Indenture Trustee shall have the power and shall execute and deliver all instruments, subject to the prior consent of the Issuer, which consent shall not be unreasonably withheld, conditioned or delayed to appoint one or more Persons reasonably acceptable to the Issuer to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Issuer Estate, or any part thereof, and, subject to the other provisions of this Section 8.17, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.10.

(b)Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee and an executed copy delivered to the Issuer.

(d)Any separate trustee or co-trustee may at any time appoint the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

[END OF ARTICLE VIII]

Article IX

LISTS, REPORTS BY INDENTURE
TRUSTEE AND ISSUER

Section 9.01Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.  The Issuer will furnish or cause to be furnished to the Indenture Trustee:

(a)not more than ten (10) days after each Record Date, in such form as the Indenture Trustee may reasonably require, a list of the names and addresses of the Noteholders as of such date, and

(b)at such other times as the Indenture Trustee may request, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than fifteen (15) days before the time such list is furnished;

provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 9.02Preservation of Information; Communications to Noteholders.

(a)The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 9.01 or in the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar.  The Indenture Trustee may destroy any list furnished to it as provided in Section 9.01 upon receipt of a new list so furnished.

(b)Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 9.01, regardless of the source from which such information was derived, and that the Indenture Trustee will not be held accountable by reason of mailing any material pursuant to a request made under Section 9.01.

[END OF ARTICLE IX]

Article X

AMENDMENTS

Section 10.01Amendments Without Consent of Noteholders.  Without the consent of the Holders of any Notes, at any time and from time to time, upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have a Material Adverse Effect and is not reasonably expected to have a Material Adverse Effect at any time in the future, the Issuer may amend this Indenture in form reasonably satisfactory to the Indenture Trustee, for any of the following purposes:

(a)to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer by the Issuer, for the benefit of the Holders of the Notes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Notes); or

(b)to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

(c)to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder and to add to or change any of the provisions of this Indenture as will be necessary or advisable to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to Section 8.11; or

(d)[Reserved]; or

(e)to provide for additional forms of credit enhancement for the Notes; or

(f)to comply with any applicable regulatory, accounting, securities or tax laws, rules, regulations or requirements that in the reasonable judgment of the Issuer would otherwise result in a Material Adverse Effect to the Issuer; or

(g)to qualify for sale treatment of the transactions contemplated by the Receivables Purchase Agreement under generally accepted accounting principles.

The Indenture Trustee may, but shall not be obligated to, enter into any amendments which, in its determination, adversely affects the Indenture Trustee’s rights, duties, benefits, protections, indemnities, privileges or immunities under this Indenture or otherwise.

Section 10.02Amendments with Consent of Noteholders.  In addition to any amendment permitted pursuant to Section 10.01 hereof, with the consent of the Majority Holders affected by such amendment of this Indenture by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer, and the Indenture Trustee, as applicable, upon delivery of an Issuer Tax Opinion may enter into an amendment of this Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such amendment will, without the consent of the Holder of each Outstanding Note affected thereby:

(a)waive or change the scheduled payment date of any payment of interest on any Note, or change the Term Note Amortization Date or the Term Note Maturity Date of any Term Note;

(b)waive or reduce the Initial Principal Amount of, or the interest rate on any Note, or change the method of computing the Outstanding Principal Amount in a manner that is adverse to the Holder of any Note; or change the provisions of this Indenture relating to the application of proceeds of any Collateral to the payment of principal of or interest on any Notes; or change any place where, or the coin or currency in which, Notes or the principal thereof or interest or any distribution thereon is payable;

(c)impair the right to institute suit for the enforcement of any payment on any Note;

(d)amend the definition of Advance Conditions, Initial Term Note Advance Rate, Term Note A Advance Rate, Term Note B Advance Rate, Aggregate Collateral Performance Triggers, Aggregate Cumulative Delinquency Ratio, Aggregate Cumulative Delinquency Trigger, Aggregate Cumulative Net Loss Ratio, Aggregate Cumulative Net Loss Trigger, Aggregate Original Receivable Principal Balance, Term Note A Borrowing Base, Term Note B Borrowing Base, Change of Control, Excess Concentration Limits, Financial Trigger, Investment Pool Collateral Performance Triggers, Investment Pool Cumulative Delinquency Ratio, Investment Pool Cumulative Delinquency Trigger, Investment Pool Cumulative Net Loss Ratio, Investment Pool Cumulative Net Loss Trigger, Term Note A LTV Percentage, Term Note B LTV Percentage, Initial Term Note LTV Percentage, Majority Holders, Maximum Advance Amount, Maximum Principal Amount, Performance Trigger, Funding Period Termination Date and Regulatory Trigger Event;

(e)modify the percentage in Outstanding Principal Amount of the Outstanding Notes, the consent of whose Holders is required for any such amendment, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences, provided for in this Indenture;

(f)modify any of the provisions of this Section 10.02 or Section 7.16, except to increase any percentage of Holders required to consent to any such amendment or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(g)permit the creation of any lien or other encumbrance on the Collateral that is prior to the lien in favor of the Indenture Trustee for the benefit of the Holders of such Notes or permit the release of Collateral except as expressly permitted by this Indenture and the Transaction Documents;

(h)consent to the assignment by the Issuer of its rights under the Transaction Documents except as expressly permitted under the Transaction Documents;

(i)change any Place of Payment where any principal of, or interest on, any Note is payable; or

(j)change the method of computing the amount of principal of, or interest on, any Note on any date.

An amendment of this Indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of a particular Note, or which modifies the rights of the Holders of such Notes with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of any other Notes.

It will not be necessary for any Act of Noteholders under this Section 10.02 to approve the particular form of any proposed amendment, but it will be sufficient if such Act will approve the substance thereof.

Section 10.03Execution of Amendments.  In executing or accepting the additional trusts created by any amendment of this Indenture permitted by this Article  X or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be provided with, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied.  The Indenture Trustee may, but will not (except to the extent required in the case of an amendment entered into under Section 10.01(f)) be obligated to, enter into any such amendment which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 10.04Effect of Amendments.  Upon the execution of any amendment of this Indenture under this Article X, this Indenture will be modified in accordance therewith, and such amendment will form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

Section 10.05Reference in Notes.  Notes authenticated and delivered after the execution of any amendment of this Indenture pursuant to this Article X may, and will if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment.  If the Issuer will so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

[END OF ARTICLE X]

Article XI

REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER

The Issuer hereby represents, warrants, and covenants to the Indenture Trustee and each of the Noteholders as of the date hereof, and as of (and as a condition to any Advance occurring on) each Advance Date, in each case with reference to the facts and circumstances then existing, as follows:

Section 11.01Payment of Principal and Interest.  With respect to each Note, the Issuer will duly and punctually pay the principal of and interest on such Note in accordance with its terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Notes.  The payment of principal and interest on each Note will be primarily based on the performance of the Receivables pledged to each respective Investment Pool and will not be contingent on market or credit events that are independent of the Receivables.

Section 11.02Financial Statements and Reports and Other Information.  The Issuer shall deliver, or shall cause to be delivered, or make available, as applicable, the following to the Indenture Trustee who shall deliver to any Noteholder upon request:

(b)unaudited consolidated quarterly financial statements (within 45 days of the end of the fiscal quarter) and audited consolidated annual statements (within 120 days of the end of each fiscal year) of Enova and its Consolidated Subsidiaries.

(c)on each Reporting Date, a report summarizing pool performance, Eligible Receivables and cash flow information, Excess Concentration Limits, Investment Pool Collateral Performance Triggers and Aggregate Collateral Performance Triggers and the calculation of the Financial Triggers;

(d)on each Reporting Date, a data tape that includes the performance of all Receivables;

(e)an annual statement of compliance and auditor’s report regarding the servicing platform of the Master Servicer, to be delivered on or before March 31 of each year beginning in 2017;

(f)two days prior to each Advance Date and at such other times as the Majority Holders shall reasonably request, a Borrowing Base Certificate, the execution and delivery of which shall in each instance constitute a representation and warranty by the Issuer that each Eligible Receivable included therein satisfies the Eligibility Criteria as of the related Eligibility Date; and

(g)such financial and other information as the Majority Holders may reasonably request, all of which shall be provided in a format reasonably satisfactory to the Majority Holders, provided, that, any such financial or other information must be publicly available.

Section 11.03Maintenance of Office or Agency.  The Issuer will maintain an office or agency in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.  The Issuer will give prompt notice to the Indenture Trustee of the location, and of any change in the location, of such office or agency.  If at any time the Issuer will fail to maintain such office or agency or will fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all of such purposes specified above and may constitute and appoint one or more Paying Agents for the payments of such Notes, in one or more other cities, and may from time to time rescind such designations and appointments; provided, however, that no such designation, appointment or rescission shall in any matter relieve the Issuer of its obligations to maintain an office or agency in each Place of Payment for any Notes for such purposes.  The Issuer will give prompt notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.  Unless and until the Issuer rescinds one or more of such appointments, the Issuer hereby appoints the Indenture Trustee, at its Corporate Trust Office, as its Paying Agent.

Section 11.04Certain Negative Covenants.  Until the satisfaction and discharge of this Indenture pursuant to Section 6.01, the Issuer shall not:

(a)claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Internal Revenue Code or other applicable tax law including foreign withholding);

(b)permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby or by the other Transaction Documents;

(c)permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Indenture Trustee created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof;

(d)permit the lien in favor of the Indenture Trustee created by this Indenture not to constitute a valid first priority perfected security interest in the Collateral;

(e)voluntarily dissolve or liquidate;

(f)establish or maintain an account that is not the Collection Account, except for as otherwise permitted in the Transaction Documents;

(g)at any time fail to be wholly owned by the Transferor, unless it obtains the prior consent of the Majority Holders; or

(h)terminate any Servicing Agreement or the Backup Servicing Agreement, or (b) designate a replacement master servicer or an asset servicer other than the Backup Servicer, in each case without the consent of the Majority Holders or as otherwise expressly provided in the Transaction Documents.

Section 11.05Litigation.  The Issuer shall deliver to the Indenture Trustee, and the Noteholders upon obtaining actual knowledge of (i) the institution of, or non-frivolous threat of, an adverse proceeding against the Issuer, or (ii) any material development of any adverse proceeding against the Issuer that, if adversely determined, is reasonably likely to result in a judgment in an amount in excess of $50,000, or which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, notice thereof together with such other information as may be reasonably available to the Issuer to enable the Indenture Trustee, the Noteholders and their counsel to evaluate such matters.

Section 11.06Money for Note Payments to Be Held in Trust.  The Paying Agent (if a different Person than the Indenture Trustee), on behalf of the Indenture Trustee, will make distributions to Noteholders from the Collection Account and will report the amounts of such distributions to the Indenture Trustee.  Any Paying Agent will have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above.  The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Indenture in any material respect.  The Paying Agent upon removal will return all funds in its possession to the Indenture Trustee.

The Issuer will cause each Paying Agent (if a different Person than the Indenture Trustee) for any Note to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent will agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it so agrees), subject to the provisions of this Section 11.06, that such Paying Agent will:

(a)hold all sums held by it for the payment of principal of or interest on such Notes in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

(b)if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon such Notes) in the making of any such payment of principal or interest on such Notes;

(c)if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such default, upon the request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d)immediately resign as a Paying Agent and, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards described in this Section 11.06 required to be met by a Paying Agent at the time of its appointment; and

(e)comply with all requirements of the Internal Revenue Code or any other applicable tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any Note or for any other purpose, pay, or by an Officer’s Certificate direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Issuer or such Paying Agent in respect of each and every Note as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuer in respect of all Notes, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent will be released from all further liability with respect to such money.

Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuer upon request in an Officer’s Certificate, or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease.  The Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer give to the Holders of the Notes as to which the money to be repaid was held in trust, as provided in Section 1.06, a notice that such funds remain unclaimed and that, after a date specified in the notice, which will not be less than 30 days from the date on which the notice was first mailed or published to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuer free of the trust formerly impressed upon it.

Each Paying Agent will at all times have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by a United States federal or State authority.  If such Paying Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 11.06, the combined capital and surplus of such Paying Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition as so published.

Section 11.07Statement as to Compliance.  The Issuer will deliver to the Indenture Trustee and each Noteholder, on or before March 31 of each year, beginning in 2017, a statement signed by an Authorized Officer of the Issuer stating that:

(a)a review of the activities of the Issuer during the prior year and of the Issuer’s performance under this Indenture and under the terms of the Notes has been made under such Authorized Officer’s supervision; and

(b)to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year, or, if there has been a material default in the fulfillment of any such condition or covenant (without regard to any grace period or requirement of notice), specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 11.08Legal Existence. The Issuer shall preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity, and maintain all necessary licenses and approvals, in each jurisdiction in which it does business, except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse Effect.

Section 11.09Further Instruments and Acts.  Upon the reasonable request of the Indenture Trustee or as reasonably necessary, the Issuer will execute and deliver such further instruments and do such further acts (including, but not limited to, disclosing or causing to be disclosed information) as may be reasonably necessary or advisable to carry out more effectively the purpose of this Indenture.

Section 11.10Compliance with Laws.  The Issuer will comply with the requirements of all applicable laws the noncompliance with which would, individually or in the aggregate, adversely affect the ability of the Issuer to perform its obligations under the Notes or this Indenture in any material respect.

Section 11.11Notice of Events of Default.  The Issuer agrees to give the Indenture Trustee notice of each Event of Default hereunder promptly following discovery of such Event of Default(s) by the Issuer.

Section 11.12Sales of Receivables.  Notwithstanding anything to the contrary herein or in the other Transaction Documents, the Issuer shall be entitled to sell, transfer or dispose of any Receivable (i) in connection with a repurchase of Receivables pursuant to Section 3.2 of the Receivables Purchase Agreement, Section 2.5 of the Sale Agreement, Section 3.2 of the Sale Agreement or Section 7.01 of the Servicing Agreement, (ii) if the inclusion of such Receivable in the Variable Funding Note Investment Pool would exceed an Excess Concentration Limit or (iii) if such Receivable is a Charged-Off Receivable, provided, however, that the with respect to this clause (iii) any purchaser of a Charged-Off Receivable must be consented to by the Majority Holders (which consent shall not be unreasonably withheld, conditioned or delayed and which consent if not affirmatively granted or denied within fifteen (15) Business Days of any such request for consent shall be deemed given).

Section 11.13Investment Company Act.  The Issuer is not, and will not be as a result of the issuance and sale of the Notes, an “investment company” or a company “controlled by” a registered investment company within the meaning of the Investment Company Act, and relies on Rule 3a-7 of the Investment Company Act for its exemption from registration under the Investment Company Act, although additional exemptions or exceptions may apply.

Section 11.14Volcker Rule.  The Issuer is structured so as not to be a "covered fund" under the regulations adopted to implement Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, commonly known as the "Volcker Rule."

[END OF ARTICLE XI]

Article XII

OPTIONAL REPURCHASE OF NOTES

Section 12.01Optional Redemption or Release.

(a)Prior to the Funding Period Termination Date, except as provided in Section 12.01(c), no Term Note may be redeemed or prepaid in full or in part.

(b)On any Payment Date following the Funding Period Termination Date and upon delivering notice to the Indenture Trustee and the Noteholders no less than fifteen (15) Business Days prior to such prepayment, the Issuer may prepay the Term Notes in full on the first Payment Date following delivery of such notice to the Indenture Trustee and the Noteholders by remitting to the Collection Account an amount equal to the applicable Optional Redemption Amount.

(c)On any Payment Date if an event described under Section 7.01(f) or Section 7.01(r), as applicable, has occurred, such event will not be an Event of Default for purposes of this Indenture, if the Issuer prepays the Term Notes in full on or prior to the first Payment Date that is at least ten (10) Business Day after such event by remitting to the Collection Account an amount equal to (A) the aggregate Outstanding Principal Amount of the Notes, (B) all accrued and unpaid interest on the Notes owing on such Payment Date, and (C) all accrued and unpaid fees, expenses, indemnity amounts and other amounts owing under the Indenture (other than indemnities and reimbursement obligations for which  claim has not yet been asserted); provided, however, that in connection with any such cure five (5) Business Days prior notice shall be delivered to the Indenture Trustee and the Noteholders.

(d)On any Payment Date following the Funding Period Termination Date on which the Outstanding Principal of the Notes is less than 10% of the Outstanding Principal of the Notes as determined as of the Funding Period Termination Date, then the Issuer will have the option to repurchase all of the Notes by remitting to the Collection Account an amount equal to (A) the aggregate Outstanding Principal Amount of the Notes, (B) all accrued and unpaid interest on the Notes owing on such Payment Date, and (C) all accrued and unpaid fees, expenses, indemnity amounts and other amounts owing under the Indenture (other than indemnities and reimbursement obligations for which a claim has not yet been asserted); provided, however, that in connection with any such optional repurchase thirty (30) days prior notice shall be delivered to the Indenture Trustee and the Noteholders.

Section 12.02Release of Receivables.  On any Business Day, upon (a) the deposit by the Issuer (or the Transferor on behalf of the Issuer) of an amount equal to the Ineligible Receivables Release Price or Receivable Repurchase Price, as applicable (in each case as certified by the Issuer pursuant to clause (b)) to the Collection Account and (b) the delivery of an Officer’s Certificate complying with the requirements of Section 1.02 by the Issuer to the Indenture Trustee that each of the conditions set forth in Section 3.2 of the Receivables Purchase Agreement, Section 2.5 of the Sale Agreement, Section 3.2 of the Sale Agreement or Sections

2.07 or 7.01 of the Servicing Agreement, as applicable, have been satisfied, the Indenture Trustee shall release from the lien of this Indenture any Receivable sold pursuant to and in accordance with Section 11.12 or any other sale expressly authorized by the Transaction Documents.

[END OF ARTICLE XII]

Article XIII

MISCELLANEOUS

Section 13.01No Petition.  The Indenture Trustee, by entering into this Indenture, agrees, to the fullest extent permitted by applicable law, that at no time shall it commence, or join in commencing, a bankruptcy case or other insolvency or similar proceeding under the laws of any jurisdiction against the Issuer or the Transferor; provided, that nothing contained herein shall prohibit the Indenture Trustee from filing a proof of claim in any such proceeding.

Section 13.02Obligations.  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee in its individual capacity or (ii) any holder of a beneficial interest in the Issuer. Except to the extent expressly otherwise provided in this Indenture, neither the Indenture Trustee nor any beneficiary of the Issuer or any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and recourse of any Noteholder may be had solely to the Collateral.

Section 13.03[RESERVED].

Section 13.04Tax Treatment.  The Issuer and the Noteholders agree that the Notes are intended to be debt for federal, State and local income and franchise tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.  Each Noteholder further agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Indenture as to treatment as indebtedness under applicable tax law as described in this Section 13.04.  The Issuer and the Enova Entities shall use all commercially reasonable efforts, as necessary, to ensure that all the Notes are treated as debt for U.S. federal income tax purposes at all times.

Section 13.05[Reserved].

Section 13.06Alternate Payment Provisions.  Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices.  The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments or notices, as applicable, to be made in accordance with such agreements.

Section 13.07Termination of Issuer.  The Issuer and the respective obligations and responsibilities of the Indenture Trustee created hereby (unless otherwise specified and other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate upon payment in full of the Notes and all other amounts due and owing under the Transaction Documents (other than indemnities and reimbursement obligations for which a claim has not yet been asserted).

Section 13.08Final Distribution.  (a)  The Issuer shall give the Indenture Trustee at least 45 days’ notice of the Payment Date on which any Noteholders may surrender their Notes for payment of the final distribution on and cancellation of such Notes.  Not later than the fifth day of the month in which the final distribution in respect of such Note is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Note specifying (i) the date upon which final payment of such Note will be made upon presentation and surrender of such Note at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified.  The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

(b)Notwithstanding a final distribution to any Noteholders of Notes (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated.  In the event that all such Noteholders shall not surrender their Notes for cancellation within 6 months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account.  The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two years.  After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 13.09Termination Distributions.  Upon the dissolution of the Issuer, the Indenture Trustee shall release, assign and convey to the members of the Issuer, or any of their designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in the Collection Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 13.08(b).  The Indenture Trustee shall execute and deliver such instruments of transfer and assignment provided to it, in each case without recourse, as shall be reasonably requested by the Issuer in order to vest in the members of the Issuer, or any of their designees, all right, title and interest which the Indenture Trustee had in the Collateral.

Section 13.10Third Party Beneficiaries.  Each Noteholder is an express third party beneficiary of this Indenture and shall be entitled to enforce this Indenture as if it were a party hereto; provided, however, that any exercise of such rights by a Noteholder shall be subject to and limited by any conflicting position taken by the Majority Holders.

Section 13.11Notices.  Any notice or other communication to any party in connection with this Indenture shall be in writing and shall be sent by manual delivery, electronic transmission, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified in Part III of Appendix A.

Section 13.12Force Majeure.  In no event shall the Indenture Trustee or the Issuer be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Indenture Trustee and the Issuer shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 13.13Patriot Act.  The parties hereto acknowledge that, in accordance with Section 326 of the USA PATRIOT Act, Bankers Trust, in order to fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that  identifies each person or legal entity that establishes a relationship or opens an account. The Issuer agrees that it will provide Bankers Trust with such information as it may reasonably request in order for Bankers Trust to satisfy the requirements of the USA PATRIOT Act

[END OF ARTICLE XIII]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

EFR 2016-1, LLC

By:	/s/ David A. Fisher Name: David A. Fisher Title: President

BANKERS TRUST COMPANY,                       as Indenture Trustee, Paying Agent and Note Registrar and not in its individual capacity

By:	/s/ Melissa A. Stover, Esq. Name: Melissa A. Stover, Esq. Title: Managing Director,

Institutional Trust Services

BANKERS TRUST COMPANY,              as Securities Intermediary

By:	/s/ Melissa A. Stover, Esq. Name: Melissa A. Stover, Esq. Title: Managing Director,

Institutional Trust Services

[Signature Page To Indenture]

EXHIBIT A

[FORM OF VARIABLE FUNDING NOTE]

No. R-[__]$[_____]

EFR 2016-1, LLC

VARIABLE FUNDING NOTE

FOR VALUE RECEIVED, EFR 2016-1, LLC (the “Issuer”) for value received, hereby promises to pay to [__] (the “Payee”), or its registered assigns, on or before [__], an amount up to TWENTY MILLION DOLLARS ($20,000,000).

Issuer also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of (i) that certain Note Purchase Agreement, dated as of January 15, 2016 (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Note Purchase Agreement”), by among the Issuer, the Master Servicer, Jefferies Funding LLC, as Administrative Agent, an Initial Term Note Noteholder and as a Variable Funding Note Noteholder, WF 18, LLC, as an Initial Term Note Noteholder and Variable Funding Note Noteholder, Fortress Credit Co LLC, as an Initial Term Note Noteholder and Variable Funding Note Noteholder and the other Variable Funding Note Noteholders from time to time party thereto, and (ii) that certain Indenture, dated as of January 15, 2016 (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), by and between the Issuer and the Indenture Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Note Purchase Agreement and the Indenture, as applicable.

This Variable Funding Note is the “Variable Funding Note” referred to in the Indenture and is issued pursuant to and entitled to the benefits of the Indenture, to which reference is hereby made for a more complete statement of the terms and conditions under which the Variable Funding Note evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Variable Funding Note shall be made in lawful money of the United States of America in same day funds at the location in writing for such purpose by the Payee. Unless and until an assignment agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been duly executed and delivered in accordance with the Note Purchase Agreement and accepted by the Variable Funding Note Noteholder and recorded in the Register, the Issuer, each Variable Funding Note Noteholder shall be entitled to deem and treat the Payee as the owner and holder of this Variable Funding Note and the obligations evidenced hereby. The Payee hereby agrees, by its acceptance hereof, that before disposing of this Variable Funding Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Variable Funding Note shall not limit or otherwise affect the obligations of the Issuer hereunder with respect to payments of principal of or interest on this Variable Funding Note.

This Variable Funding Note is subject to mandatory prepayment as provided in the Note Purchase Agreement and the Indenture, as applicable.

The Issuer, the Indenture Trustee and any agent of the Issuer, shall treat the person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Indenture Trustee, nor any agent of the Issuer, shall be affected by notice to the contrary.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS

Upon the occurrence and during the continuation of an Event of Default, the unpaid balance of the principal amount of this Variable Funding Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Indenture.

The terms of this Variable Funding Note are subject to amendment only in the manner provided in the Indenture.

No reference herein to the Indenture and no provision of this Variable Funding Note or the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and interest on this Variable Funding Note at the place, at the respective times, and in the currency herein prescribed and in the Indenture and the Note Purchase Agreement.

The Issuer promises to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees, all as provided in the Indenture or Note Purchase Agreement, as applicable, incurred in connection with the collection and enforcement of this Variable Funding Note. The Issuer and any endorsers of this Variable Funding Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, and demand notice of every kind.

Each Noteholder, by its acceptance of its Note, acknowledges and agrees that the indebtedness and obligations represented by the Notes is solely the obligation of the Issuer and is payable solely from the Collateral.

IN WITNESS WHEREOF, the Issuer has caused this Variable Funding Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above

EFR 2016-1, LLC,
as Issuer

By:

Name:

Title:

Dated: [            ], 20[  ]

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Variable Funding Note described in the within-mentioned Indenture.

Bankers Trust Company, as Indenture Trustee

By: ________________________

Authorized Signatory

Dated: [            ], 20[  ]

TRANSACTIONS ON

VARIABLE FUNDING NOTE

Date	Amount of Advance Made This Date	Variable Funding Note Stated Principal Amount This Date

EXHIBIT B

[FORM OF] TERM NOTE [A][B]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR, WITH THE WRITTEN CONSENT OF THE ISSUER, TO AN AFFILIATE OF THE ISSUER, OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR AS DEFINED IN ANY OF PARAGRAPHS (1), (2), (3) AND (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS (AN “IAI”) OR A QIB PURCHASING FOR ITS OWN ACCOUNT OR AN IAI OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER IAI OR A QIB.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE UNDERSTANDS AND ACKNOWLEDGES THAT, IF IT SEEKS TO EFFECT A TRANSFER TO A NON-UNITED STATES PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, IT SHALL (I) NOT TAKE ANY ACTION THAT WOULD CONSTITUTE “DIRECTED SELLING EFFORTS” OR THAT WOULD CAUSE IT TO BE OR BECOME A “DISTRIBUTOR” OR TO ENTER INTO CONTRACTUAL ARRANGEMENTS WITH A “DISTRIBUTOR” (AS TO EACH SUCH TERM, UNDER AND AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (II) IT SHALL EFFECT SUCH TRANSFER IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE (A) UNLESS SUCH PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (1) ABOVE, IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, AN IAI PURCHASING FOR ITS OWN ACCOUNT OR AN IAI PURCHASING FOR THE ACCOUNT OF ANOTHER IAI AND (B) IS DEEMED TO REPRESENT THAT IT IS NOT ACQUIRING OR HOLDING THIS NOTE WITH THE “PLAN ASSETS” OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME

SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR A PLAN IN SUCH ENTITY OTHER THAN AN INSURANCE ISSUER GENERAL ACCOUNT (AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95‑60) WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% “PLAN ASSETS” AND FOR WHICH THE PURCHASE AND HOLDING OF THIS NOTE IS ELIGIBLE FOR AND SATISFIED ALL CONDITIONS FOR RELIEF UNDER PTCE 95‑60 OR (IV) AN EMPLOYEE BENEFIT PLAN OR PLAN THAT IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, IF SUCH ACQUISITION OR HOLDING WOULD RESULT IN A NON‑EXEMPT PROHIBITED TRANSACTION UNDER, OR A NON‑EXEMPT VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

PRIOR TO PURCHASING ANY TERM NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTIONS ON RESALE OR TRANSFER.  THE ISSUER HAS NOT AGREED TO REGISTER THE TERM NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE TERM NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASERS.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS TERM NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TERM NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS TERM NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER OF, ANY BANKRUPTCY PROCEEDING UNDER ANY UNITED STATES

FEDERAL OR STATE BANKRUPTCY OR OTHER SIMILAR LAW NOW OR HEREAFTER IN EFFECT IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE TERM NOTE OR THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS TERM NOTE, BY ACCEPTANCE OF THIS TERM NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS TERM NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST HEREIN, AGREE TO TREAT THE TERM NOTE AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

$[__________] [mm/dd/yy]	CUSIP NO. []

FOR VALUE RECEIVED, EFR 2016-1, LLC (the “Issuer”) promises to pay [NOTEHOLDER] (the “Payee”), or its registered assigns, on or before [__][__], 20[__], [DOLLARS] ($[__]).

Issuer also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Indenture, dated as of January 15, 2016 (as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), by and between the Issuer and the Indenture Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Part I of Appendix A of the Indenture.

This Term Note [A][B] is one of the “Notes” referred to in the Indenture and is issued pursuant to and entitled to the benefits of the Indenture, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Note [A][B] evidenced hereby was made and is to be repaid. Final payment of this Note is due and owing on the Maturity Date.

All payments of principal and interest in respect of this Term Note [A][B] shall be made in lawful money of the United States of America. This Term Note [A][B] is subject to prepayment at the option of the Issuer, each as provided in the Indenture.

THIS TERM NOTE [A][B] AND THE RIGHTS AND OBLIGATIONS OF THE ISSUER AND THE PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Upon the occurrence and during the continuation of an Event of Default, the unpaid balance of the principal amount of this Term Note [A][B], together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Indenture.

The terms of this Term Note [A][B] are subject to amendment only in the manner provided in the Indenture.

No reference herein to the Indenture and no provision of this Term Note [A][B] or the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and interest on this Term Note [A][B] at the place, at the respective times, and in the currency herein prescribed and in the Indenture.

The Issuer promises to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees, all as provided in the Indenture, incurred in connection with the collection and enforcement of this Term Note [A][B]. The Issuer and any endorsers of this Term Note [A][B] hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, and demand notice of every kind.

IN WITNESS WHEREOF, the Issuer has caused this Term Note [A][B] to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

EFR 2016-1, LLC,

   as Issuer

By:________________________
      Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes described in the within-mentioned Indenture.

Bankers Trust Company,

     as Indenture Trustee

By: ________________________

Authorized Signatory

Dated: [            ], 20[  ]

REVERSE OF NOTE [A][B]

This Term Note [A][B] is one of the Term Notes of a duly authorized issue of Term Notes of EFR 2016-1, LLC (the “Issuer”), designated as its [___] Note (herein called the “Note”), all issued under the Indenture, dated as of January 15, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and between the Issuer and Bankers Trust Company (the “Indenture Trustee”).  This Note is subject to all terms of the Indenture.  All terms used in this Note that are defined in Part I of Appendix A of the Indenture, shall have the meanings assigned to them in or pursuant to Part I of Appendix A of the Indenture, as so supplemented or amended.

This Note is secured by the Collateral, and in connection with the sale of Collateral following an Event of Default the Noteholder will be entitled to its’ pro rata share of proceeds.  The payment of principal and interest on this Note, however, shall be solely based on the performance of the Receivables related to this Notes Investment Pool and, except as otherwise set forth in Section 5.04 of the Indenture, shall not be dependent on the Receivables related to any other Investment Pool or market or credit events that are independent of such financial assets.

Interest on this Note shall accrue at the rate of One-Month LIBOR plus 7.75% per annum and will be calculated on the basis of a year of 360 days and the actual number of days in the related Interest Period.

Principal of this Note will be payable on each Payment Date pursuant to Section 5.04 of the Indenture.

“Payment Date” means the 15th day of each calendar month, or, if any such 15th day is not a Business Day, the next succeeding Business Day, commencing in February, 2016.

Any installment of interest and principal, if any, or any other amount, payable on this Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name this Note is registered.  This Note will be registered in the name of the nominee of the Depositor (Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co.  All reductions in the principal amount of this Note effected by any payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not such payment is noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will provide notice of the termination as provided in the Indenture and this Note shall be entitled to the final payment only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

The principal amount of this Note, to the extent not previously paid, shall be due and payable on the Term Note Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note may be due and payable, if not previously paid, on the date on which an Event of Default described in Section 7.01 of the Indenture shall have occurred and be continuing, if the Notes have been declared immediately due and payable as provided in Section 7.02 of the Indenture.

This Note may not be redeemed or prepaid, except as provided in the Indenture. If this Note is prepaid prior to the Term Note [A][B] Amortization Date, the Issuer shall remit to the Collection Account for payment to the Noteholder an amount equal to the applicable Optional Redemption Amount. If this Note is prepaid after the Term Note [A][B] Amortization Date, the Issuer shall remit to the Collection Account for payment to the Noteholder an amount equal to the Outstanding Principal Amount of such Term Note [A][B] as of the Optional Redemption Date, plus all interest accrued and unpaid as of the date of prepayment.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.

On any redemption, purchase, exchange or cancellation of any of this Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Indenture Trustee in Schedule B hereto recording any such redemption, purchase, exchange or cancellation.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.

Principal of, interest on and all other amounts payable on or in respect of this Note constitutes limited recourse obligations of the Issuer.  The Holders of this Note has recourse to the Issuer only to the extent of the Collateral, and following realization of the Collateral, any claims of the Holders of this Note shall be extinguished and shall not revive thereafter.  Neither the Issuer, nor any of its respective agents, members, partners, beneficiaries, officers, directors, employees or any Affiliate of any of them or any of their respective successors or assigns or any other Person or entity shall be personally liable for any amounts payable, or performance due, under this Note or the Indenture.  It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is secured by the Collateral, or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture until such Collateral has been realized whereupon any outstanding indebtedness or obligation shall be extinguished. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer as party defendant in any action, suit or in the exercise of any other remedy under this Note or in the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer.

The Noteholder by acceptance of this Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Note Registrar and any agent of the foregoing may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of this Note under the Indenture at any time by the Issuer pursuant to Sections 10.01 and 10.02 of the Indenture.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

This Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither the Indenture Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer.  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture the Holder shall have no claim against any of the entities described in the first sentence of this paragraph for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral pledged by the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:      *

Signature Guaranteed

* NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer

[__], 20[__]	__________	______________	____________	________________
[__], 20[__]	__________	______________	____________	________________

[continue numbering until the appropriate number of interest payment dates for this Note is reached]

PART II

PRINCIPAL PAYMENTS

Principal Payment Date	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[__], 20[__]	_______________	______________	_____________________
[__], 20[__]	_______________	______________	_____________________

[continue numbering until the appropriate number of installment dates for this Note is reached]

SCHEDULE B

SCHEDULE OF EXCHANGES OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Note, or redemptions, purchases or cancellations of this Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Note due to exchanges	Remaining principal amount of this Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________

EXHIBIT C

FORM OF NOTICE OF CONVERSION

[Date]

Bankers Trust Company

as Indenture Trustee

Attn: EFR 2016-1, LLC

[__]

Telephone No.: [__]

Reference is made to that certain Indenture, dated as of January 15, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), between EFR 2016-1, LLC, as issuer (the “Issuer”), and Bankers Trust Company, as indenture trustee (in such capacity, the “Indenture Trustee”) and as securities intermediary.  Unless otherwise indicated, all terms defined in Part I of Appendix A to the Indenture have the same respective meanings when used herein.

Pursuant to Section 4.12(b) of the Indenture, you are hereby notified as follows:

(a)  on the date hereof (the “Conversion Date”), the aggregate Outstanding Principal Amount of the Variable Funding Notes relating to the Variable Funding Note Investment Pool identified on Schedule I hereto  will be converted into a Term Note [A][B] (the “Term Note [A][B]”) substantially in the form of Exhibit B to the Indenture;

(b)the Initial Payment Date with respect to the Term Note [A][B] will be [____], 20[__]; and

(c)the initial Outstanding Principal Amount with respect to the Term Note [A][B] will be $[______].

The Issuer hereby certifies that all laws and requirements with respect to the execution and delivery by the Issuer of the Term Note [A][B] have been complied with, the Issuer has the trust power and authority to issue the Term Note [A][B] and the Term Note [A][B] has been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of the Indenture, equally and ratably with all other Outstanding Notes, if any, subject to the terms of the Indenture. If the Term Note [A][B] is a Global Note, the Issuer has delivered a completed Representations for Rule 144A Securities to the Depository Trust Company (“DTC”) Letter of Representations substantially in the form of Exhibit 1 hereto (the “144A Rider”) to DTC and DTC has approved such 144A Rider.

IN WITNESS WHEREOF, the Issuer has executed this Notice of Conversion on the date set forth above.

EFR 2016-1, LLC

By:

Name:

Title:

SCHEDULE I

Schedule of Receivables

EXHIBIT 1

DTC Issuer Letter of Representations for Rule 144A Securities

EXHIBIT D

FORM OF BORROWING BASE CERTIFICATE

Enova Lending Services, LLC. as Master Servicer - Page 1
Borrowing Base Certificate

By delivery of this certificate, the Issuer hereby certifies the accuracy and completeness of all information included herein

Request Date:[ ]

Advance Date:[ ]

Conversion Date for Monthly Period:[ ]

Has the Funding Period Termination Date Occurred?[YES/NO]

I.Variable Funding Note Availability / Balance Overview
Variable Funding Note Principal Balance (prior)	[ ]
Paydowns (since prior borrowing base)	[ ]
Term Note Conversion (since prior borrowing base)	[ ]
Variable Funding Note Investment Pool	[ ]
Term Notes Outstanding (entire facility)	[ ]
Total Facility Amount	[ ]
Maximum Variable Funding Note Amount	[ ]
Maximum Facility Amount	[ ]
Facility Availability	[ ]
Increase to Variable Funding Note Principal Balance	[ ]
Breakdown of Variable Funding Note Investors	% of Variable Funding Note	Investor Allocation
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Increase to Variable Funding Note Principal Balance	[ ]
Ending Variable Funding Note Principal Balance	[ ]
Term Note A Advance Rate	***%
Term Note B Advance Rate	***%
Net Eligible Receivables Balance A
Net Eligible Receivables Balance B
Variable Funding Note Borrowing Base A
Variable Funding Note Borrowing Base B

II.Receivables Overview
Outstanding Receivables Balance (Variable Funding Note Investment Pool)	[ ]
Reduction in Eligible Receivables due to Excess Concentration Limits	[ ]
Reduction in Eligible Receivables due to Non-Verified	[ ]
Repurchased/Removed Eligible Receivables	[ ]
Outstanding Net Eligible Receivables Balance (Variable Funding Note Investment Pool)	[ ]

Eligibility Criteria

Eligibility Criteria	Reduction in Eligible Receivable Balance	Amount in Pool	Breach?
No portion of any scheduled payment on such Receivable is more than *** days past due	[________]	[________]	[YES/NO]
Such Receivable has an original term to maturity of no more than 60 months	[________]	[________]	[YES/NO]
Such Receivable has an Outstanding Receivable Principal Balance equal to or less than $10,000	[________]	[________]	[YES/NO]
Such Receivable has an Annual Percentage Rate that is greater than or equal to ***%, and no greater than 99.0%	[________]	[________]	[YES/NO]
At least one Obligor with respect to such Receivable has a *** score, if applicable, that is greater than or equal to ***	[________]	[________]	[YES/NO]
Payments under such Receivable are due in Dollars	[________]	[________]	[YES/NO]

Such Receivable is a valid, legal, binding and enforceable obligation of the Obligor (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity)

	[________]	[________]	[YES/NO]
Such Receivable shall be payable in equal scheduled installments (other than with respect to the last scheduled installment) without bullet maturity or balloon payment	[________]	[________]	[YES/NO]
Such Receivable shall have been originated in all material respects in compliance with all applicable laws (including all Governmental Rules)	[________]	[________]	[YES/NO]
Such Receivable shall not, along with the related Contract or other loan documents, violate any applicable laws	[________]	[________]	[YES/NO]
Such Receivable is not a Charged-Off Receivable at the time such Receivable is sold to the Issuer and as of the applicable Conversion Date	[________]	[________]	[YES/NO]
Such Receivable shall not be evidenced by a judgment or have been reduced to judgment	[________]	[________]	[YES/NO]
Such Receivable shall have been originated in accordance with the Credit Policy	[________]	[________]	[YES/NO]
The related Obligor is not bankrupt or deceased	[________]	[________]	[YES/NO]
The related Obligor is a natural person	[________]	[________]	[YES/NO]
The related Obligor is an individual who is a permitted debtor under applicable state laws and is not an employee or Affiliate of the Originator or any Bank Originator	[________]	[________]	[YES/NO]

Unless originated by a Bank Originator, at the time of the origination of such Receivable the Obligor is residing in ***; provided, however, that even if originated by a Bank Originator, at the time of the origination of such Receivable the Obligor is not residing in *** to the extent the interest rate associated with such Receivable would be usurious

	[________]	[________]	[YES/NO]

Such Receivable is secured by a fully executed Contract with the Obligor	[________]	[________]	[YES/NO]

The Master Servicer, in its capacity as Custodian, has certified that the related Receivable Files are complete and has delivered the imaged copies of the documents to be verified by the Verification Agent to the Verification Agent

	[________]	[________]	[YES/NO]

The Verification Agent has completed its verification of imaged copies of the Verifiable Collateral Documents pursuant to its verification process within two (2) Business Days of the Master Servicer providing such imaged copies to the Verification Agent

	[________]	[________]	[YES/NO]
The Indenture Trustee, upon acquisition of such Receivable by the Issuer, shall have a perfected, first-priority security interest therein, subject to Permitted Liens	[________]	[________]	[YES/NO]
Such Receivable and the related Contract shall not have been modified (other than a Permitted Modification) from its original terms in any material respect	[________]	[________]	[YES/NO]
The related Contract does not prohibit the sale, transfer or assignment of such Receivable to the extent such prohibition is enforceable	[________]	[________]	[YES/NO]
Such Receivable will be owned by the Purchaser free and clear of any adverse claims, subject to Permitted Liens	[________]	[________]	[YES/NO]
Such Receivable shall not be a revolving line of credit	[________]	[________]	[YES/NO]
Such Receivable is the liability of an Obligor who is residing in the United States	[________]	[________]	[YES/NO]

Such Receivable represents the undisputed, bona fide transaction created by the lending of money by the Originator or a Bank Originator in the ordinary course of business and completed in accordance with the terms and provisions contained in the related Contract

	[________]	[________]	[YES/NO]
Such Receivable, if resulting from a Refinancing, is an Eligible Refinancing Receivable	[________]	[________]	[YES/NO]

The representations and warranties of the Seller in respect of such Receivable under clauses (c), (f), (h), (i), (l), (m) and (n) of Section 3.1 of the Receivables Purchase Agreement are true and correct

	[________]	[________]	[YES/NO]

Excess Concentration

Excess Concentration Limit	Reduction in Eligible Receivable Balance	Amount in Pool	Concentration Limit	Breach?

With respect to Eligible Receivables that are Term Note A Collateral included in the Variable Funding Note Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original principal balance of greater than $*** is less than or equal to ***%

	[________]	[________]	TBD Based on definition of Excess Concentration Limits	[YES/NO]

With respect to Eligible Receivables that are Term Note A Collateral included in the Variable Funding Note Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original term to maturity greater than *** months is less than or equal to ***%

	[________]	[________]	TBD Based on definition of Excess Concentration Limits	[YES/NO]

With respect to Eligible Receivables that are Term Note B Collateral included in the Variable Funding Note Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original principal balance of greater than $*** is less than or equal to ***%

	[________]	[________]	TBD Based on definition of Excess Concentration Limits	[YES/NO]

With respect to Eligible Receivables that are Term Note B Collateral included in the Variable Funding Note Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original term to maturity greater than *** months is less than or equal to ***%

	[________]	[________]	TBD Based on definition of Excess Concentration Limits	[YES/NO]

With respect to Eligible Receivables that are included in any Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer the percentage of the Outstanding Principal Balance of Eligible Receivables with a *** Score of less than *** is less than ***%

	[________]	[________]	TBD Based on definition of Excess Concentration Limits	[YES/NO]

With respect to Eligible Receivables in any Investment Pool, the percentage of the Outstanding Principal Balance of such Eligible Receivables that derive from a Contract that has been the subject of a Permitted Modification under Section 2.02(d)(v) and (vi) of the Servicing Agreement is less than or equal to ***%

	[________]	[________]	TBD Based on definition of Excess Concentration Limits	[YES/NO]

With respect to Eligible Receivables in any Investment Pool, the percentage of the Outstanding Principal Balance of such Eligible Receivables that originate from any given State is less than or equal to ***%

[________]	[________]	TBD Based on definition of Excess Concentration Limits	[YES/NO]

EXHIBIT E

FORM OF CERTIFICATE OF VARIABLE FUNDING NOTE NOTEHOLDER

CERTIFICATE OF VARIABLE FUNDING NOTE NOTEHOLDER

_____  __, 201_

[__]

Attn: EFR 2016-1, LLC

[__]

[__]

Re:EFR 2016-1, LLC Variable Funding Notes

Reference is hereby made to the Indenture, dated as of January 15, 2016 (the “Indenture”), between EFR 2016-1, LLC (the “Issuer”) and Bankers Trust Company, as Indenture Trustee and Securities Intermediary (the “Indenture Trustee”).  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Indenture.

The undersigned (the “Variable Funding Note Noteholder”) hereby certifies, represents and warrants to and agrees with the Indenture Trustee, and for the benefit of the Issuer, that:

(1)This letter relates to the Variable Funding Note issued to the undersigned and having the Initial Principal Amount and [other identifying information] specified on Schedule 1 hereto.

(2)The Variable Funding Note Noteholder shall timely furnish the Issuer or its agents any U.S. federal income tax form or certification (e.g.,  IRS Forms W-9, W-8BEN, W-8BEN-E or W-8ECI, or any successors to such IRS forms, or any documentation related to FATCA) that is required by the Indenture or that the Issuer or its agents may reasonably request, and the Variable Funding Note Noteholder shall update or replace such form or certification in accordance with its terms or its subsequent amendments.  It agrees to provide any certification or information that is reasonably requested by the Issuer (x) to permit the Issuer or its agents to make payments to it without, or at a reduced rate of, withholding, (y) to enable the Issuer or its agents to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receive payments on its assets, or (z) to enable the Issuer or its agents to satisfy reporting and other obligations in respect of the Notes under the Code and Treasury Regulations.

(3)The Variable Funding Note Noteholder agrees to treat the Notes as debt for all U.S. federal income tax purposes and shall take no action inconsistent with such treatment unless required by law.

(4)The Variable Funding Note Noteholder agrees to comply with the following provisions:

(a)The Variable Funding Note Noteholder will not (A) acquire, sell, transfer, assign, pledge or otherwise dispose of its Variable Funding Note (or any interest therein that is described in Treasury Regulations section 1.7704-1(a)(2)(i)(B)) on or through (x) a United States national, regional or local securities exchange, (y) a foreign securities exchange or (z) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including the National Association of Securities Dealers Automated Quotation System) ((x), (y) and (z), collectively, an

“Exchange”) or (B) cause its Variable Funding Note or any interest therein to be marketed on or through an Exchange.

(b)The Variable Funding Note Noteholder will not enter into any financial instrument payments on which, or the value of which, is determined in whole or in part by reference to the Variable Funding Note, or the Issuer (including the amount of the Issuer’s distributions or interest on the Variable Funding Note, the value of the Issuer’s assets, or the result of the Issuer’s operations), or any contract that otherwise is described in Treasury Regulations section 1.7704-1(a)(2)(i)(B).  For the purposes of this Certificate, the terms “financial instrument” and “contract” shall not include (i) the Variable Funding Notes or any interest with respect to the Variable Funding Notes; (ii) any arrangement described in paragraph 4(c) immediately below; or (iii) any non-convertible debt instrument described in Treasury Regulations section 1.7704-1(a)(2)(ii).

(c)The Variable Funding Note Noteholder is the sole holder of the Variable Funding Note. If the Variable Funding Note Noteholder is a partnership, grantor trust or S corporation, such Variable Funding Note Noteholder represents and covenants as set forth below (as indicated by checking the applicable box):

☐

no more than 50% of the value of any person’s interest in such partnership, grantor trust or S corporation is attributable to the Variable Funding Note Noteholder’s interests in all Notes issued by the Issuer

☐

no more than [____] persons will be treated as “partners” in the Issuer under Treasury Regulation section 1.7704-1(h)(3) solely by reason of the Variable Funding Note Noteholder’s  ownership of the Variable Funding Note (without duplication after taking into account any such person being a “partner” in the Issuer by virtue of its ownership of another Variable Funding Note or Term Note Interest) (such Persons being “Variable Funding Note Partners”)

(d)The Variable Funding Note Noteholder agrees that it may not directly or indirectly assign, participate, pledge, hypothecate, rehypothecate, exchange or otherwise dispose of or transfer in any manner (each a “Transfer”) its interest in the Variable Funding Notes unless:  (A) each transferee of such Transfer delivers a Certificate of Variable Funding Note Noteholder in accordance with the Indenture and this Certificate and (B) such Transfer does not violate the transfer restrictions set forth in the Indenture.  Any purported Transfer that does not satisfy the above mentioned conditions shall be null, void and of no effect. Notwithstanding the foregoing, a Variable Funding Note Noteholder (or a transferee thereof in a transaction described in either of the following two clauses) (i) may engage in any repurchase transaction the subject matter of which is a Variable Funding Note or any beneficial interest therein and (ii) may pledge a Variable Funding Note or any beneficial interest therein, in either case so long as doing so will not result in any Person (other than the Variable Funding Note Noteholder) being treated for U.S. federal income tax purposes as the owner of all or any portion of a Variable Funding Note or interest therein.

(e)The Variable Funding Note Noteholder agrees that the Indenture Trustee shall monitor the issuances and transfers of Variable Funding Notes and shall report to the Issuer upon request the aggregate number of Variable Funding Note Noteholders (including for such purpose the maximum number of Variable Funding Note Partners).   In monitoring such issuances and transfers and providing such reports, the Indenture Trustee shall rely solely and exclusively (without any duty to make further inquiry, including any duty to inquire whether a holder holds for the account of one or more other persons) on the Certificates of Variable Funding Note Noteholders received pursuant to the terms of the Indenture and as contemplated herein.

(f)In the event that (i) the aggregate number of beneficial holders of the Term Notes and the Variable Funding Notes (as determined in accordance with Treasury Regulation section 1.7704-1(h)) would exceed 85 as a result of a proposed Transfer or (ii) if any Transfer would otherwise cause the Issuer to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h), then such Transfer, as applicable, will be void and of no force or effect, unless (a) the Issuer shall have provided its written consent to such Transfer and (b) if the Issuer so requests, the Variable Funding Note Noteholder shall have provided the Issuer with an opinion of nationally recognized tax counsel, in form and substance satisfactory to the Issuer, that such Transfer will not cause the Issuer  to be treated as an entity taxable as a corporation for U.S. federal income tax purposes.

(g)The Variable Funding Note Noteholder is not acquiring or holding a Variable Funding Note with the “plan assets” of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code that is subject to Section 4975 of the Internal Revenue Code, (iii) an entity whose underlying assets include “plan assets” by reason of investment by an employee benefit plan or a plan in such entity other than an insurance company general account (as defined in Prohibited Transaction Class Exemption (“PTCE”) 95‑60) whose underlying assets include less than 25% “plan assets” and for which the purchase and holding of the Transferred Notes is eligible for and satisfies all conditions for relief under PTCE 95‑60 or (iv) an employee benefit plan or plan that is not subject to the provisions of Title I of ERISA or Section 4975 of the Internal Revenue Code, if such acquisition or holding would result in a non‑exempt prohibited transaction under, or a non‑exempt violation of, any applicable law that is substantially similar to Title I of ERISA or Section 4975 of the Internal Revenue Code.

The Variable Funding Note Noteholder understands that the representations, warranties and covenants contained in paragraphs (4)(a) through (f) are intended to permit the Issuer to rely, if necessary, on the “private placement” safe harbor from classification as a publicly traded partnership in U.S. Treasury Regulations Section 1.7704-1(h).

(5)The Variable Funding Note Noteholder certifies that the following information is correct:

Its taxpayer identification number is ________________.

Its fiscal year for federal income tax purposes ends in ____________.

Its address for notices is:_____________________.

(6)The Variable Funding Note Noteholder acknowledges that the Issuer, the Indenture Trustee, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that, if any of the acknowledgements, representations or warranties made or deemed to have been made by it in connection with its purchase of the Variable Funding Notes are no longer accurate, it will promptly notify the Issuer and the Indenture Trustee.

[VARIABLE FUNDING NOTE NOTEHOLDER]

By:
Name:
Title:

Schedule 1

to

Certificate from Variable Funding Note Noteholder

Identification of Variable Funding Note(s) Held by Variable Funding Note Noteholder

Name of Variable Funding Note Noteholder: __________________________________

Variable Funding Note(s) Held by Variable Funding Note Noteholder
Variable Funding Note Register No.	Issuance Date	Maximum Principal Balance	Interest Acquired From

EXHIBIT F

FORM OF CERTIFICATE OF TERM NOTE OWNER

CERTIFICATE OF TERM NOTE OWNER

_____  __, 201_

[__]

Attn: EFR 2016-1, LLC

[__]

Re:EFR 2016-1, LLC Term Notes

Reference is hereby made to the Indenture, dated as of January 15, 2016 (the “Indenture”), between EFR 2016-1, LLC (the “Issuer”) and Bankers Trust Company, as Indenture Trustee and Securities Intermediary (the “Indenture Trustee”).  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Indenture.

The undersigned (the “Term Note Owner”) hereby certifies, represents and warrants to and agrees with the Indenture Trustee, and for the benefit of the Issuer, that:

(1)This letter relates to each beneficial interest in an aggregate original principal amount specified on Schedule 1 hereto (the “Original Principal Amount”) of each Term Note having the Conversion Date, Term Note designation and CUSIP number identified on such Schedule 1  (each, a “Term Note Interest”).  The Term Note Owner intends to acquire each such Term Note Interest by one of the following means:

(i) the Term Note Owner acquired an Initial Term Note on the Closing Date;

(ii)the Term Note Owner is a Variable Funding Note Noteholder and will receive the Term Note Interest on the related Conversion Date directly from the Issuer pursuant to Section 4.12 of the Indenture (a “Conversion”);

(iii) the Term Note Owner intends to purchase the Term Note Interest on the related Conversion Date from a Variable Funding Note Noteholder (a “Conversion Date Purchase”); or

(iv)the Term Note Owner intends to purchase the Term Note Interest following the Conversion Date from a Term Note Owner (a “Secondary Purchase”).

(2)The Term Note Owner wishes to effect each such Conversion, Conversion Date Purchase or Secondary Purchase (each, a “Note Interest Acquisition”).

(3)The Term Note Owner shall timely furnish the Issuer or its agents any U.S. federal income tax form or certification (e.g.,  IRS Forms W-9, W-8BEN, W-8BEN-E or W-8ECI, or any successors to such IRS forms, or any documentation related to FATCA) that is required by the Indenture or that the Issuer or its agents may reasonably request, and the Term Note Owner shall update or replace such form or certification in accordance with its terms or its subsequent amendments.  It agrees to provide any certification or information that is reasonably requested by the Issuer (x) to permit the Issuer or its agents to make payments to it without, or at a reduced rate of, withholding, (y) to enable the Issuer or its agents to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receive payments on its assets, or (z) to enable the Issuer or its agents to satisfy reporting and other obligations in respect of the Notes under the Code and Treasury Regulations.

(4)The Term Note Owner agrees to treat the Notes as debt for all U.S. federal income tax purposes and shall take no action inconsistent with such treatment unless required by law.

(5)The Term Note Owner agrees to comply with the following provisions:

The Term Note Owner will not (A) acquire, sell, transfer, assign, pledge or otherwise dispose of any of its Term Note Interests (or any interest therein that is described in Treasury Regulations section 1.7704-1(a)(2)(i)(B)) on or through (x) a United States national, regional or local securities exchange, (y) a foreign securities exchange or (z) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including the National Association of Securities Dealers Automated Quotation System) ((x), (y) and (z), collectively, an “Exchange”) or (B) cause any of its Term Note Interests or any interest therein to be marketed on or through an Exchange.

The Term Note Owner will not enter into any financial instrument payments on which, or the value of which, is determined in whole or in part by reference to the Term Note Interests, or the Issuer (including the amount of the Issuer’s distributions or interest on the Term Note Interests, the value of the Issuer’s assets, or the result of the Issuer’s operations), or any contract that otherwise is described in Treasury Regulations section 1.7704-1(a)(2)(i)(B).  For the purposes of this Certificate, the terms “financial instrument” and “contract” shall not include (i) the Term Notes or any interest with respect to the Term Notes; (ii) any arrangement described in paragraph 5(c) immediately below; or (iii) any non-convertible debt instrument described in Treasury Regulations section 1.7704-1(a)(2)(ii).

The Term Note Owner is the sole holder of the Term Note Interest. If the Term Note Owner is a partnership, grantor trust or S corporation, such Term Note Owner represents and covenants as set forth below (as indicated by checking the applicable box):

☐	no more than 50% of the value of any person’s interest in such partnership, grantor trust or S corporation is attributable to the Term Note Owner’s interests in all Notes issued by the Issuer
☐

no more than [____] persons will be treated as “partners” in the Issuer under Treasury Regulation section 1.7704-1(h)(3) solely by reason of the Term Note Owner’s  ownership of the Term Note Interest (without duplication after taking into account any such person being a “partner” in the Issuer by virtue of its ownership of another Term Note Interest or a Variable Funding Note) (such Persons being “Term Note Partners”).

The Term Note Owner agrees that it may not directly or indirectly assign, participate, pledge, hypothecate, rehypothecate, exchange or otherwise dispose of or transfer in any manner (each a “Transfer”) its interest in the Term Note Interests unless:  (A) each transferee of such Transfer delivers a Certificate of Term Note Owner in accordance with the Indenture and this Certificate and (B) such Transfer does not violate the transfer restrictions set forth in the Indenture.  Any purported Transfer that does not satisfy the above mentioned conditions shall be null, void and of no effect. Notwithstanding the foregoing, a Term Note Owner (or a transferee thereof in a transaction described in either of the following two clauses) (i) may engage in any repurchase transaction the subject matter of which is a Term Note or any beneficial interest therein and (ii) may pledge a Term Note or any beneficial interest therein, in either case so long as doing so will not result in any Person (other than the Term Note Owner) being treated for U.S. federal income tax purposes as the owner of all or any portion of a Term Note or interest therein.

The Term Note Owner agrees that the Indenture Trustee shall monitor the issuances and transfers of Term Note Interests and shall report to the Issuer upon request the aggregate number of Term Note Owners (including for such purpose the maximum number of Term Note Partners).   In monitoring such issuances and transfers and providing such reports, the Indenture Trustee shall rely solely and exclusively (without any duty to make further inquiry, including any duty to inquire whether a holder holds for the account of one or more other persons) on the Certificates of Term Note Owners received pursuant to the terms of the Indenture and as contemplated herein.

In the event that (i) the aggregate number of beneficial holders of the Term Notes and the Variable Funding Notes (as determined in accordance with Treasury Regulation section 1.7704-1(h)) would exceed 85 as a result of this proposed Note Interest Acquisition or a proposed Transfer or (ii) if this Note Interest Acquisition or any Transfer would otherwise cause the Issuer to be unable to rely on the “private placement” safe harbor of Treasury Regulations Section 1.7704-1(h), then this Note Interest Acquisition or such Transfer, as applicable, will be void and of no force or effect, unless (a) the Issuer shall have provided its written consent to such Note Interest Acquisition or Transfer and (b) if the Issuer so requests, the Term Note Owner shall have provided the Issuer with an opinion of nationally recognized tax counsel, in form and substance satisfactory to the Issuer, that such Note Interest Acquisition or Transfer will not cause the Issuer  to be treated as an entity taxable as a corporation for U.S. federal income tax purposes.

The Term Note Owner is not acquiring or holding the Term Note Interests with the “plan assets” of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code that is subject to Section 4975 of the Internal Revenue Code, (iii) an entity whose underlying assets include “plan assets” by reason of investment by an employee benefit plan or a plan in such entity other than an insurance company general account (as defined in Prohibited Transaction Class Exemption (“PTCE”) 95‑60) whose underlying assets include less than 25% “plan assets” and for which the purchase and holding of the Transferred Notes is eligible for and satisfies all conditions for relief under PTCE 95‑60 or (iv) an employee benefit plan or plan that is not subject to the provisions of Title I of ERISA or Section 4975 of the Internal Revenue Code, if such acquisition or holding would result in a non‑exempt prohibited transaction under, or a non‑exempt violation of, any applicable law that is substantially similar to Title I of ERISA or Section 4975 of the Internal Revenue Code.

The Term Note Owner understands that the representations, warranties and covenants contained in paragraphs (5)(a) through (f) are intended to permit the Issuer to rely, if necessary, on the “private placement” safe harbor from classification as a publicly traded partnership in U.S. Treasury Regulations Section 1.7704-1(h).

(6)The Term Note Owner certifies that the following information is correct:

Its taxpayer identification number is ________________.

Its fiscal year for federal income tax purposes ends in ____________.

Its address for notices is:_____________________.

(7)The Term Note Owner acknowledges that the Issuer, the Indenture Trustee, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that, if any of the acknowledgements, representations or warranties made or deemed to have been made by it in connection with its purchase of the Term Note Interests are no longer accurate, it will promptly notify the Issuer and the Indenture Trustee.

*****

In the event that (i) subsequent to the date of this Certificate from Term Note Owner, the undersigned Term Note Owner acquires an additional Term Note Interest through any Note Acquisition Interest and (ii) all of the information in this Certificate of Term Note Owner continues to be true and correct, except for the information to be included on Schedule 1 in respect of such additional Term Note Interest, then (in lieu of submitting a new Certificate of  Term Note Owner) the Term Note Owner may execute and deliver to the Indenture Trustee, with a copy to the Issuer, an updated cumulative Schedule 1, and such updated cumulative Schedule 1 shall replace any prior version of Schedule 1, provided that the provisions of Section 5(f) above that may render a Note Acquisition Interest null and void shall apply only to such new Note Acquisition Interest.

[TERM NOTE OWNER]

By:
Name:
Title:

Schedule 1

to Certificate of Term Note Owner

Identification of Term Note Interest(s) Held by Term Note Owner

Name of Term Note Owner: __________________________________

Term Note Interest(s) Held by Term Note Owner
Term Note CUSIP No.	Issuance Date*	Term Note Designation**	Original Principal Balance***	Date Acquired	Means of Acquiring Interest****	Interest Acquired From*****

*For Initial Term Note, list Closing Date; for a Term Note A or Term Note B, list the applicable Conversion Date.

**List the balance of the whole Note, not just the portion acquired by the certifying party.

***Specify Initial Term Note, Term Note A or Term Note B.

**** Specify Conversion, Closing Date Purchase, Conversion Date Purchase or Secondary Purchase, as applicable.

*****For a Closing Date Purchase or a Conversion, list the Issuer. For a Conversion Date Purchase, list the applicable Variable Funding Note Noteholder. For a Secondary Purchase, list the applicable Term Note Owner.

[To be signed under the circumstances described in the last paragraph of the Certificate of Term Note Owner.]

The undersigned Term Note Owner hereby delivers to the Indenture Trustee, with a copy to the Issuer, this updated cumulative Schedule 1, and such updated cumulative Schedule 1 replaces any prior version of Schedule 1 delivered by the undersigned, provided that the provisions of Section 5(f) in the Certificate of Term Note Owner that may render a Note Acquisition Interest null and void shall apply only to such new Note Acquisition Interest.

[TERM NOTE OWNER]

By:
Name:
Title:

EXHIBIT G

[FORM OF] TEMPORARY REGULATION S GLOBAL NOTE

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR, WITH THE WRITTEN CONSENT OF THE ISSUER, TO AN AFFILIATE OF THE ISSUER, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR AS DEFINED IN ANY OF PARAGRAPHS (1), (2), (3) AND (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS (AN “IAI”) OR A QIB PURCHASING FOR ITS OWN ACCOUNT OR AN IAI OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER IAI OR A QIB.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE UNDERSTANDS AND ACKNOWLEDGES THAT, IF IT SEEKS TO EFFECT A TRANSFER TO A NON-UNITED STATES PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, IT SHALL (I) NOT TAKE ANY ACTION THAT WOULD CONSTITUTE “DIRECTED SELLING EFFORTS” OR THAT WOULD CAUSE IT TO BE OR BECOME A “DISTRIBUTOR” OR TO ENTER INTO CONTRACTUAL ARRANGEMENTS WITH A “DISTRIBUTOR” (AS TO EACH SUCH TERM, UNDER AND AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (II) IT SHALL EFFECT SUCH TRANSFER IN COMPLIANCE WITH RULE 904 OF

REGULATION S UNDER THE SECURITIES ACT.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE (A) UNLESS SUCH PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (1) ABOVE, IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, AN IAI PURCHASING FOR ITS OWN ACCOUNT OR AN IAI PURCHASING FOR THE ACCOUNT OF ANOTHER IAI AND (B) IS DEEMED TO REPRESENT THAT IT IS NOT ACQUIRING OR HOLDING THIS NOTE WITH THE “PLAN ASSETS” OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE; (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR A PLAN IN SUCH ENTITY OTHER THAN AN INSURANCE ISSUER GENERAL ACCOUNT (AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60) WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% “PLAN ASSETS” AND FOR WHICH THE PURCHASE AND HOLDING OF THIS NOTE IS ELIGIBLE FOR AND SATISFIED ALL CONDITIONS FOR RELIEF UNDER PTCE 95-60 OR (IV) AN EMPLOYEE BENEFIT PLAN OR PLAN THAT IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, IF SUCH ACQUISITION OR HOLDING WOULD RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A NON-EXEMPT VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTIONS ON RESALE OR TRANSFER.  THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASERS.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS  NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

.

REGISTERED$[__]*

No. __

CUSIP NO.: [__]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER OF, ANY BANKRUPTCY PROCEEDING UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR OTHER SIMILAR LAW NOW OR HEREAFTER IN EFFECT IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THIS NOTE OR THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST HEREIN, AGREE TO TREAT THIS NOTE AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

*	Denominations of $100,000 and in integral multiples of $1.00 in excess thereof.

EFR 2016-1, LLC
TEMPORARY REGULATION S GLOBAL NOTE

EFR 2016-1, LLC (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisos, a principal sum up to [___] ($[__]) payable on each Payment Date from the Collections on deposit in the Collection Account pursuant to Section 5.04 of the Indenture; provided, however, the entire unpaid principal amount of this Note shall be due and payable on the [Month][Year] Payment Date (the “Term Note Maturity Date”); provided further, however, that the aggregate principal sum of the Regulation S Global Notes and the Rule 144A Global Note shall not exceed the principal sum of $[__].  The Issuer will pay principal of and interest on this Note in the manner specified on the reverse hereof.  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed and in the Indenture.

The Issuer promises to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees, all as provided in the Indenture, incurred in connection with the collection and enforcement of this Note.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed, manually or in facsimile, by its Authorized Officer.

EFR 2016-1, LLC, as Issuer
By:
Name:
Title:

Date: ___________  ___, 20[__]

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Bankers Trust Company,
not in its individual capacity but solely as Indenture Trustee

By:

Name:

Title:

Date: ___________  ___, 20[__]

[REVERSE OF NOTE]

This Note is one of Temporary Regulation S Global Notes of a duly authorized issue of Notes of EFR 2016-1, LLC (the “Issuer”), designated as its [NAME OF SECURITY] (herein called the “Note”), all issued under an Indenture, dated as of January 15, 2016, (such indenture, as supplemented or amended, is herein called the “Indenture”), by and between the Issuer and Bankers Trust Company, as Indenture Trustee (the “Indenture Trustee”).  This Note is subject to all terms of the Indenture.  All terms used in this Note that are defined in Part I of Appendix A of the Indenture, shall have the meanings assigned to them in or pursuant to Part I of Appendix A of the Indenture.

This Note is secured by the Collateral, and in connection with the sale of Collateral following an Event of Default the Noteholder will be entitled to its’ pro rata share of proceeds.  The payment of principal of and interest on this Note, however, shall be solely based on the performance of the Receivables related to this Note’s Investment Pool and, except as otherwise set forth in Section 5.04 of the Indenture, shall not be dependent on Receivables related to any other Investment Pool or market or credit events that are independent of such financial assets.

Interest on this Note shall accrue at the Note Interest Rate, and will be calculated on the basis of a year of 360 days and the actual number of days in the related Interest Period.

Interest on and principal of this Note will be payable on each Payment Date pursuant to Section 5.04 of the Indenture.

“Payment Date” means the 15th day of each calendar month, or, if any such 15th day is not a Business Day, the next succeeding Business Day, commencing in [MONTH][YEAR].

Any installment of interest and principal, if any, or any other amount, payable on this Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name this Note is registered on the Record Date, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, (i) except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, and (ii) except for (A) the final installment of principal payable with respect to this Note on a Payment Date and (B) the redemption price for this Note called for redemption pursuant to Section 12.01 of the Indenture, in each case shall be payable as set forth below.  All reductions in the principal amount of this Note effected by any payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not such payment is noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will provide notice of the termination as provided in the Indenture and this Note shall be entitled to the final payment only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

The principal amount of this Note, to the extent not previously paid, shall be due and payable on the Term Note Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note may be due and payable, if not previously paid, on the date on which an Event of Default described in Section 7.01 of the Indenture shall have occurred and be continuing, if the Notes have been declared immediately due and payable as provided in Section 7.02 of the Indenture.

This Note may not be redeemed or prepaid, except as provided in the Indenture. If this Note is prepaid prior to its Term Note Amortization Date, the Issuer shall remit to the Collection Account for payment to the Noteholder an amount equal to the applicable Optional Redemption Amount.  If this Note is prepaid after its related Term Note Amortization Date, the Issuer shall remit to the Collection Account for payment to the Noteholder an amount equal to the Outstanding Principal Amount of such Term Note as of the Optional Redemption Date, plus all interest accrued and unpaid as of such Optional Redemption Date.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.

On any redemption, purchase, exchange or cancellation of any of the Notes represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Indenture Trustee in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on, by or on behalf of the Issuer.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the Notes represented by this Temporary Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.

This Temporary Regulation S Global Note may be exchanged, in whole or in part (free of charge), for the Permanent Regulation S Global Note in the form set out in Exhibit H to the Indenture upon the later of (i) the Exchange Date and (ii) the furnishing of the Regulation S Certificate.

Principal of, interest on and all other amounts payable on or in respect of this Note constitutes limited recourse obligations of the Issuer.  The Holders of this Note has recourse to the Issuer only to the extent of the Collateral, and following realization of the Collateral, any claims of the Holders of this Note shall be extinguished and shall not revive thereafter.  Neither the Issuer, nor any of its respective agents, members, partners, beneficiaries, officers, directors, employees or any Affiliate of any of them or any of their respective successors or assigns or any other Person or entity shall be personally liable for any amounts payable, or performance due, under this Note or the Indenture.  It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is secured by the Collateral, or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture until such Collateral has been realized whereupon any outstanding indebtedness or obligation shall be extinguished.  It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer as party defendant in any action, suit or in the exercise of any other remedy under this Note or in the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer.

The Noteholder by acceptance of this Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Note Registrar and any agent of the foregoing may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of this Note under the Indenture at any time by the Issuer pursuant to Section 10.01 and Section 10.02 of the Indenture.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

This Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither the Indenture Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer.  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture the Holder shall have no claim against any of the entities described in the first sentence of this paragraph for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral pledged by the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:      *

Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

SCHEDULE OF EXCHANGES
FOR NOTES REPRESENTED BY THE PERMANENT
REGULATION S GLOBAL NOTE OR THE RULE 144A
GLOBAL NOTE, OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Rule 144A Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation

Part of principal amount of this Temporary Regulation S Global Note exchanged for Notes represented by the Permanent Regulation S Global Note or the Rule 144A Global Note, or redeemed or purchased or canceled

		Remaining principal amount of this Temporary Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Amount of interest paid with delivery of the Permanent Regulation S Note	Notation made by or on behalf of the Issuer

___________	________________	______________	_____________	_____________
___________	________________	______________	_____________	_____________
___________	________________	______________	_____________	_____________

EXHIBIT H

[FORM OF] PERMANENT REGULATION S GLOBAL NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE, OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER OR, WITH THE WRITTEN CONSENT OF THE ISSUER, TO AN AFFILIATE OF THE ISSUER, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS AN ACCREDITED INVESTOR AS DEFINED IN ANY OF PARAGRAPHS (1), (2), (3) AND (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT AND ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS (AN “IAI”) OR A QIB PURCHASING FOR ITS OWN ACCOUNT OR AN IAI OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER IAI OR A QIB.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE UNDERSTANDS AND ACKNOWLEDGES THAT, IF IT SEEKS TO EFFECT A TRANSFER TO A NON-UNITED STATES PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, IT SHALL (I) NOT TAKE ANY ACTION THAT WOULD CONSTITUTE “DIRECTED SELLING EFFORTS” OR THAT WOULD CAUSE IT TO BE OR BECOME A “DISTRIBUTOR” OR TO ENTER INTO CONTRACTUAL ARRANGEMENTS WITH A “DISTRIBUTOR” (AS TO EACH SUCH TERM, UNDER AND AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (II) IT SHALL EFFECT SUCH TRANSFER IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.  EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE (A) UNLESS SUCH PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (1) ABOVE, IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB, AN IAI PURCHASING FOR ITS OWN ACCOUNT OR AN IAI OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER IAI AND (B) IS DEEMED TO REPRESENT THAT IT IS NOT ACQUIRING OR HOLDING THIS NOTE WITH THE “PLAN ASSETS” OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A

PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE; (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR A PLAN IN SUCH ENTITY OTHER THAN AN INSURANCE ISSUER GENERAL ACCOUNT (AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60) WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% “PLAN ASSETS” AND FOR WHICH THE PURCHASE AND HOLDING OF THIS NOTE IS ELIGIBLE FOR AND SATISFIED ALL CONDITIONS FOR RELIEF UNDER PTCE 95-60 OR (IV) AN EMPLOYEE BENEFIT PLAN OR PLAN THAT IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, IF SUCH ACQUISITION OR HOLDING WOULD RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A NON-EXEMPT VIOLATION OF, ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTIONS ON RESALE OR TRANSFER.  THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASERS.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS  NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED$[__]*

No. __

CUSIP NO.: [__]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER OF, ANY BANKRUPTCY PROCEEDING UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR OTHER SIMILAR LAW NOW OR HEREAFTER IN EFFECT IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THIS NOTE OR THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST HEREIN, AGREE TO TREAT THIS NOTE AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

.

*	Denominations of $100,000 and in integral multiples of $1.00 in excess thereof.

EFR 2016-1, LLC
PERMANENT REGULATION S GLOBAL NOTE

EFR 2016-1, LLC (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisos, a principal sum up to [___] ($[__]) payable on each Payment Date from the Collections on deposit in the Collection Account pursuant to Section 5.04 of the Indenture; provided, however, the entire unpaid principal amount of this Note shall be due and payable on the [Month][Year] Payment Date (the “Term Note Maturity Date”); provided further, however, that the aggregate principal sum of the Regulation S Global Notes and the Rule 144A Global Note shall not exceed the principal sum of $[__].  The Issuer will pay principal of and interest on this Note in the manner specified on the reverse hereof.  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed and in the Indenture.

The Issuer promises to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees, all as provided in the Indenture, incurred in connection with the collection and enforcement of this Note.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed, manually or in facsimile, by its Authorized Officer.

EFR 2016-1, LLC, as Issuer
By:
Name:
Title:

Date: ___________  ___, 20[__]

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Bankers Trust Company,
not in its individual capacity but solely as Indenture Trustee

By:

Name:

Title:

Date: ___________  ___, 20[__]

[REVERSE OF NOTE]

This Note is one of Permanent Regulation S Global Notes of a duly authorized issue of Notes of EFR 2016-1, LLC (the “Issuer”), designated as its [NAME OF SECURITY] (herein called the “Note”), all issued under an Indenture, dated as of January 15, 2016 (such indenture, as supplemented or amended, is herein called the “Indenture”), by and between the Issuer and Bankers Trust Company, as Indenture Trustee (the “Indenture Trustee”).  This Note is subject to all terms of the Indenture. All terms used in this Note that are defined in Part I of Appendix A of the Indenture, shall have the meanings assigned to them in or pursuant to Part I of Appendix A of the Indenture.

This Note is secured by the Collateral, and in connection with the sale of Collateral following an Event of Default the Noteholder will be entitled to its’ pro rata share of proceeds.  The payment of principal of and interest on this Note, however, shall be solely based on the performance of the Receivables related to this Note’s Investment Pool and, except as otherwise set forth in Section 5.04 of the Indenture, shall not be dependent on Receivables related to any other Investment Pool or market or credit events that are independent of such financial assets.

Interest on this Note shall accrue at the Note Interest Rate, and will be calculated on the basis of a year of 360 days and the actual number of days in the related Interest Period.

Interest on and principal of this Note will be payable on each Payment Date pursuant to Section 5.04 of the Indenture.

“Payment Date” means the 15th day of each calendar month, or, if any such 15th day is not a Business Day, the next succeeding Business Day, commencing in [MONTH][YEAR].

Any installment of interest and principal, if any, or any other amount, payable on this Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name this Note is registered on the Record Date, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, (i) except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, and (ii) except for (A) the final installment of principal payable with respect to this Note on a Payment Date and (B) the redemption price for this Note called for redemption pursuant to Section 12.01 of the Indenture, in each case shall be payable as set forth below.  All reductions in the principal amount of this Note effected by any payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not such payment is noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will provide notice of the termination as provided in the Indenture and this Note shall be entitled to the final payment only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

The principal amount of this Note, to the extent not previously paid, shall be due and payable on the Term Note Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note may be due and payable, if not previously paid, on the date on which an Event of Default described in Section 7.01 of the Indenture shall have occurred and be continuing, if the Notes have been declared immediately due and payable as provided in Section 7.02 of the Indenture.

This Note may not be redeemed or prepaid, except as provided in the Indenture.  If this Note is prepaid prior to its Term Note Amortization Date, the Issuer shall remit to the Collection Account an amount equal to the applicable Optional Redemption Amount.  If this Note is prepaid after its related Term Note Amortization Date, the Issuer shall remit to the Collection Account an amount equal to the Outstanding Principal Amount of such Term Note as of the Optional Redemption Date, plus all interest accrued and unpaid as of such Optional Redemption Date.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.

On any redemption, purchase, exchange or cancellation of any of the Notes represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Indenture Trustee in Schedule B hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on, by or on behalf of the Issuer.  Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the Notes represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.

Principal of, interest on and all other amounts payable on or in respect of this Note constitutes limited recourse obligations of the Issuer.  The Holders of this Note has recourse to the Issuer only to the extent of the Collateral, and following realization of the Collateral, any claims of the Holders of this Note shall be extinguished and shall not revive thereafter.  Neither the Issuer, nor any of its respective agents, members, partners, beneficiaries, officers, directors, employees or any Affiliate of any of them or any of their respective successors or assigns or any other Person or entity shall be personally liable for any amounts payable, or performance due, under this Note or the Indenture.  It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is secured by the Collateral, or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture until such Collateral has been realized whereupon any outstanding indebtedness or obligation shall be extinguished.  It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer as party defendant in any action, suit or in the exercise of any other remedy under this Note or in the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer.

The Noteholder by acceptance of this Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Note Registrar and any agent of the foregoing may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Note Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of this Note under the Indenture at any time by the Issuer pursuant to Section 10.01 and Section 10.02 of the Indenture.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

This Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither the Indenture Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer.  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture the Holder shall have no claim against any of the entities described in the first sentence of this paragraph for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral pledged by the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:      *

Signature Guaranteed:

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer

[__], 20[__]	_________	_____________	____________	____________________
[__], 20[__]	_________	_____________	____________	____________________

[continue numbering until the appropriate number of interest payment dates for this Note is reached]

PART II

PRINCIPAL PAYMENTS

Principal Payment Date	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[__], 20[__]	_______________	______________	_____________________
[__], 20[__]	_______________	______________	_____________________

[continue numbering until the appropriate number of installment dates for this Note is reached]

SCHEDULE B

SCHEDULE OF EXCHANGES BETWEEN THIS PERMANENT REGULATION S GLOBAL
NOTE AND THE RULE 144A GLOBAL NOTE,
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Permanent Regulation S Global Note, or redemptions, purchases or cancellations of this Permanent Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Permanent Regulation S Global Note due to exchanges between the Rule 144A Global Note and this Permanent Regulation S Global Note	Remaining principal amount of this Permanent Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuer
________________	________________	________________	_____________
________________	________________	________________	_____________
________________	________________	________________	_____________

EXHIBIT I

[FORM OF] CERTIFICATION TO BE GIVEN BY

HOLDER OF BENEFICIAL INTEREST IN A

TEMPORARY REGULATION S GLOBAL NOTE

(Pursuant to Section 3.09(b) of the Indenture)

Re:EFR 2016-1, LLC [NAME OF SECURITY]

[Euroclear Bank S.A./N.V., as operator of the Euroclear

System] [Clearstream, Luxembourg, société anonyme]

Notes, CINS No. ______________ ISIN No. ______________

Reference is hereby made to the Indenture, dated as of January 15, 2016, (the “Indenture”), by and between EFR 2016-1, LLC, as Issuer (the “Issuer”) and Bankers Trust Company, as Indenture Trustee (the “Indenture Trustee”).  Capitalized terms used herein and not otherwise defined have the meanings set forth in Appendix A to the Indenture.

[For purposes of acquiring a beneficial interest in the Permanent Regulation S Global Note upon the expiration of the Distribution Compliance Period,] [For purposes of receiving payments under the Temporary Regulation S Global Note,*] the undersigned holder of a beneficial interest in the Temporary Regulation S Global Note issued under the Indenture certifies that (a) it is not a U.S. person as defined by Regulation S under the Securities Act and (b) it is an accredited investor as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) of Regulation D under the Securities Act and any entity in which all of the equity owners of such holder come within such paragraphs.

We undertake to advise you promptly by telex on or prior to the date on which you intend to submit your corresponding certification relating to the Notes held by you if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

We understand that this certificate is required in connection with certain securities laws of the United States of America.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.  This certificate and the statements contained herein are made for your benefit and the health of the Issuer and the Noteholders.

*	Select, as applicable.

I-1

Dated:  __________________, ____

By:__________________________

as, or as agent for, the
holder of a beneficial interest
in the Notes to which this
certificate relates.

I-2

EXHIBIT J

[FORM OF] EUROCLEAR AND CLEARSTREAM CERTIFICATE

(Pursuant to Section 3.08(b) of the Indenture)

Re:EFR 2016-1, LLC [NAME OF SECURITY]

Bankers Trust Company,

as Indenture Trustee

______________

______________

______________

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Notes set forth below (our “Member Organizations”) substantially to the effect set forth in the Indenture, dated as of January 15, 2016 (the “Indenture”), EFR 2016-1, LLC, as Issuer (the “Issuer”) and Bankers Trust Company, as Indenture Trustee (the “Indenture Trustee”), U.S. $__________ principal amount of the above-captioned Notes held by us or on our behalf are beneficially owned by non-U.S. person(s).  As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the United States Securities Act.

We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any interest in the Notes identified above are no longer true and cannot be relied upon as of the date hereof.

[On Exchange Date: We hereby acknowledge that no portion of the Temporary Regulation S Global Note shall be exchanged for an interest in the Permanent Regulation S Global Note (as each such term is defined in the Indenture) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]*

[On __________________ and upon any other payments under the Temporary Regulation S Global Note:  We hereby agree to hold (and return to the [                        ] upon request) any payments received by us on the Temporary Regulation S Global Note (as defined in the Indenture) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]*

We understand that this certification is required in connection with certain securities laws of the United States of America.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we

J-1

irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:___________________**

[EUROCLEAR BANK S.A./N.V., as

Operator of the Euroclear System

or

Clearstream, Luxembourg, société anonyme]

By:_________________________

Name:

Title:

J-2

APPENDIX A

DEFINITIONS/RULES OF CONSTRUCTION/NOTICE INFORMATION

Appendix A-1

APPENDIX A

PART I.  Definitions

When used in the Transaction Documents, unless otherwise defined therein, the following words and phrases shall have the following meanings:

“Accession Agreement” shall mean an Accession Agreement to the Intercreditor Agreement, executed by and among Enova, the Intercreditor Agent and the new party to be joined to the Intercreditor Agreement.

“Account Holder” shall mean CNU, together with its successors and permitted assigns, in its capacity as such under and pursuant to the terms of the Intercreditor Agreement.

“Act” when used with respect to any Noteholder, shall have the meaning specified in Section 1.04(a) of the Indenture.

“Action” when used with respect to any Noteholder, shall have the meaning specified in Section 1.04(a) of the Indenture.

“Additional Advance Fee” shall mean, with respect to each Requested Advance in excess of twice per calendar week, $***.

“Administrative Agent” shall mean Jefferies.

“Administrative Fee” shall mean $*** per month.

“Advance” shall have the meaning specified in Section 2.04(d) of the Note Purchase Agreement.

“Advance Conditions” shall mean, with respect to any Requested Advance (unless otherwise specified) to be made under the Note Purchase Agreement, the condition that each of the following shall be satisfied:

(a)the Funding Period Termination Date have not have occurred;

(b)no Event of Default shall have occurred and be continuing;

(c)the Issuer shall deliver, or shall cause to be delivered, to the Administrative Agent, with a copy to each Variable Funding Note Noteholder, an executed Funding Request no later than 12:00 p.m., New York City time, two (2) Business Days prior the proposed Advance Date, and the certifications made therein shall be true and correct in all material respects;

(d)the Issuer shall deliver, or shall cause to be delivered, to each Variable Funding Note Noteholder, a Borrowing Base Certificate no later than two (2) Business Days prior to the proposed Advance Date;

(e)the Issuer shall deliver, or shall cause to be delivered, an Officer’s Certificate to the Administrative Agent certifying (i) that the Issuer is in full compliance with the provisions of the Transaction Documents to which it is a party and (ii) that as of the Advance Date all of the Advance Conditions (save this clause (c)(ii)) have been satisfied;

(f)the Master Servicer shall deliver an Officer’s Certificate to the Administrative Agent certifying that the Receivable Files relating to the Eligible Receivables to be pledged in connection with such Advance are complete;

(g)no later than two (2) Business Days prior to the proposed Advance Date, the Master Servicer shall deliver, or otherwise make available, imaged copies of the Verifiable Collateral Documents to the Verification Agent;

(h)the Verification Agent shall deliver an Officer’s Certificate to the Administrative Agent verifying the imaged copies of the Verifiable Collateral Documents;

(i)each Requested Advance shall be in an amount of at least $1,000,000;

(j)for any Advance Date occurring more than forty-five (45) days after the Closing Date (x) the Successor Servicing Agreement shall be in full force and effect or (y) the conditions set forth in Section 13(c)(ii)(y) of the Backup Servicing Agreement shall have been satisfied;

(k)as of the Advance Date, the LTV for any Term Note (as of its most recent Payment Date), is not higher than the LTV for such Term Note as of its respective Conversion Date; and

(l)no later than the first Advance Date occurring thirty (30) or more days after the Closing Date, a comprehensive Credit Policy and a comprehensive Servicing Policy, in each case acceptable to the Majority Holders in their sole discretion, shall be delivered to each Noteholder and shall replace the Credit Policy and the Servicing Policy delivered on the Closing Date and attached as exhibits to the respective Transaction Documents and shall thereafter be deemed to be the Credit Policy and Servicing Policy in effect as of such date of delivery.

“Advance Date” shall be any Business Day specified in the related Funding Request and shall be the date on which the Variable Funding Note Noteholders fund a Requested Advance.

“Advance Date Receivables Schedule” shall have the meaning set forth in Section 9.02(a) of the Servicing Agreement.

“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” shall mean the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Cumulative Delinquency Ratio” shall mean, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is equal to (i) the aggregate Outstanding Receivable Principal Balance of all Delinquent Receivables (for the avoidance of doubt, in determining the aggregate Outstanding Receivable Principal Balance of all Delinquent Receivables, this shall include the aggregate Outstanding Receivable Principal Balance of any and all Delinquent Receivables repurchased by the Transferor at its option pursuant to Section 2.5 of the Sale Agreement), and the denominator of which is equal to (ii) the aggregate Outstanding Receivable Principal Balance of all Eligible Receivables.

“Aggregate Cumulative Delinquency Trigger” shall occur with respect to a Collection Period in the event that the Aggregate Cumulative Delinquency Ratio on the last day of a Collection Period is greater than ***%.

“Aggregate Original Receivable Principal Balance” shall mean, as of any date of determination, the sum of the Original Receivable Principal Balances of all Eligible Receivables sold to the Issuer through such date.

“Agreement” shall have, with respect to any Transaction Document, the meaning set forth in the preamble thereto.

“Amortization Date” shall mean any Term Note Amortization Date or the Variable Funding Note Amortization Date.

“Annual Percentage Rate” shall mean, with respect to a Receivable, the annual rate of finance charges stated in the Contract related to such Receivable.

“Asset Servicer” shall mean, at any time, each Person then appointed as such pursuant to Section 2.01 of the Servicing Agreement or by virtue of a Joinder Supplement, together with its successors and permitted assigns in such capacity.  The initial Asset Servicer shall be ELS.

“Asset Servicer Default” shall have the meaning set forth in Section 8.02 of the Servicing Agreement.

“Asset Servicer Termination Date” shall have the meaning set forth in Section 2.01(a) of the Servicing Agreement.

“Asset Servicer Termination Notice Date” shall have the meaning set forth in Section 8.04(b) of the Servicing Agreement.

“Audit” shall have the meaning specified in Section 3.04(a) of the Servicing Agreement.

“Authenticating Agent” shall mean any Person authorized by the Indenture Trustee to authenticate Notes under Section 8.14 of the Indenture.

“Authorized Officer” shall mean, with respect to any specified Person, the chief executive officer, the president, the secretary, the chief financial officer, the chief investment officer or any vice president of such Person.

“Average Variable Funding Note Balance” shall mean for all of the Variable Funding Notes and any Interest Period, the sum of the Outstanding Principal Amount of all such Variable Funding Notes on each day in such Interest Period divided by the number of calendar days elapsed in such Interest Period.

“Backup Servicer” shall mean First Associates, or any independent third party selected by the Master Servicer, with the consent of the Majority Holders, in their reasonable discretion, to perform monitoring functions with respect to the Serviced Receivables.

“Backup Servicing Agreement” shall mean that certain Backup Servicing Agreement, dated as of January 15, 2016, among the Backup Servicer, the Master Servicer, the Asset Servicers, the Transferor, the Verification Agent and the Issuer.

“Backup Servicing Fee” shall have the meaning specified in Section 4 the Backup Servicing Agreement.

“Bank Originated Receivable” shall have the meaning specified in Section 6.14 of the Receivables Purchase Agreement.

“Bank Originator” shall have the meaning specified in Section 6.14 of the Receivables Purchase Agreement.

“Bank Originator Credit Policy” shall mean the credit policies and procedures of the Bank Originator[s] that are substantially consistent with the Credit Policy.

“Bank Originator Sale Agreement” shall have the meaning specified in Section 6.14 of the Receivables Purchase Agreement.

“Bank Secrecy Act” shall mean the Currency and Foreign Transactions Reporting Act of 1970, 84 Stat. 1114-2.

“Bankers Trust” shall mean Bankers Trust Company, an Iowa banking corporation.

“Benefit Plan” shall mean an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to the provisions of Title I of ERISA, a “plan” described in and subject to Section 4975 of the Code, or an entity whose underlying assets include “plan assets” by reason of an employee benefit plan’s or plan’s investment in the entity.

“Blocked Account Control Agreement” shall mean the Blocked Account Control Agreement, dated as of January 15, 2016, by and among the Intercreditor Agent, the Account Holder and U.S. Bank National Association, as the depositary bank.

“Book-Entry System” shall have the meaning specified in Section 3.05 of the Indenture.

“Borrowing Base Certificate” shall mean a certificate, in the form set forth in Exhibit D to the Indenture or otherwise in a form satisfactory to the Variable Funding Note Noteholders, which the Issuer shall deliver or cause to be delivered to the Variable Funding Note Noteholders, which (i) sets forth the calculation of the Variable Funding Note Borrowing Base A and the Variable Funding Note Borrowing Base B, as applicable (including a calculation of each component thereof) as of the related Cutoff Date, (ii) reflects the Receivables sold to the Issuer in connection with the related Requested Advance, (iii) sets forth the Excess Concentration Limits, the Eligibility Criteria, the Outstanding Principal Amount of the Notes and the Maximum Principal Amount and (iv) certifies the accuracy and completeness of all information included therein.

“Business Day” shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York, Des Moines, Iowa or any other state in which the principal executive office of the Corporate Trust Office is located, are authorized or are obligated by law, executive order or governmental decree to be closed.

“Capital Stock” shall mean, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, each class of partnership interest in any Person that is a partnership, and each class of membership interest in any Person that is a limited liability company, and any right to subscribe for or otherwise acquire any such equity interests.

“Cash Equivalents” shall mean, as of any date of determination, (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A‑1 from S&P or at least P‑1 from Moody’s, (c) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A‑1 from S&P or at least P‑1 from Moody’s, (d) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has all or substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody’s.

“Certificate of Authentication” shall mean the certificate of authentication of the Indenture Trustee, the form of which is described in Section 3.03 of the Indenture or the alternative certificate of authentication of the Authenticating Agent, the form of which is described in Section 8.14 of the Indenture.

“Certificate of Term Note Owner” shall mean a certificate substantially in the form of Exhibit F to the Indenture.

“Certificate of Variable Funding Note Noteholder” shall mean a certificate substantially in the form of Exhibit E to the Indenture.

“Change of Control” shall mean, with respect to (i) any of the Transferor, the Issuer or the Master Servicer failing to be a wholly owned, direct or indirect, Subsidiary of Enova and (ii) with respect to Enova, an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of Enova or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 50% or more of the equity securities of Enova entitled to vote for members of the board of directors or equivalent governing body of Enova on a fully-diluted basis.

“Charged-Off Receivable” shall mean (a) with respect to the Variable Funding Note Investment Pool, any Receivable which has been charged off or deemed uncollectible by the Issuer or the related Asset Servicer in accordance with the Servicing Policy (including because of fraud), as applicable, and (b) with respect to any Term Note Investment Pool, any Receivable which is *** or more days past due or which has otherwise been charged-off or deemed uncollectible by the Issuer or the applicable Asset Servicer in accordance with the Servicing Policy (including because of fraud), as applicable.

“Clearing Agency Custodian” shall mean the entity maintaining possession of the Global Notes for the Depository.

“Clearstream” shall mean Clearstream, Luxembourg, société anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors and permitted assigns in such capacity.

“Closing” shall have the meaning specified in Section 3.01 of the Note Purchase Agreement.

“Closing Date” shall mean January 15, 2016.

“Closing Date Material Adverse Change” shall mean a material adverse change in (a) the business operations, assets, condition (financial or otherwise), liabilities of the Issuer or any Enova Entity since November 30, 2015, (b) the ability of the Issuer or any Enova Entity to fully and timely perform its material obligations under any of the Transaction Documents to which it is a party, or (c) the legality, validity, binding effect, or enforceability against the Issuer or any Enova Entity of the Transaction Documents.

“CNU” shall mean CNU Online Holdings, LLC, a Delaware limited liability company.

“Collateral” shall have the meaning specified in the Granting Clause of the Indenture.

“Collection Account” shall have the meaning specified in Section 5.02(a) of the Indenture.

“Collection Period” shall mean, with respect to each Payment Date, the period from and including the first day of the calendar month immediately preceding such Payment Date to and including the last day of such calendar month; provided, however, that the initial Collection Period shall be from the Closing Date to and including the last day of the calendar month preceding the month in which the Initial Payment Date occurs.

“Collection Receipt Accounts” shall mean the accounts (1) bearing account number ***, held by the Account Holder on behalf of the Master Servicer, and (2) bearing account number ***, held by the Account Holder on behalf of the Master Servicer, which are subject to the Blocked Account Control Agreement, and for which an Obligor may remit payment under its applicable Contract.

“Collections” shall mean all cash collections received in respect of the Receivables, including all Scheduled Receivable Payments, all non-scheduled payments, all prepayments, all late fees, all other fees, Net Insurance Proceeds, all Net Liquidation Proceeds, Optional Redemption Amounts, investment earnings, residual proceeds, payments received under any personal guaranty with respect to such Receivables and all other payments received with respect to such Receivables.

“Commodity Exchange Act” shall mean the Commodity Exchange Act of 1936.

“Consolidated Subsidiaries” shall mean, as of any date of determination, all Subsidiaries of Enova which are included in the consolidated financial statements of Enova.

“Consumer Laws” shall mean all federal, state and local consumer credit laws, collection agency laws, fair trading or fair dealing laws, laws relating to privacy and confidential information and all other consumer protection laws relating to the conduct of the business of an Asset Servicer, laws requiring the licensing or registration of sale finance companies, loan companies, lenders or collection agencies or collection agents or any assignee of the foregoing, and any rules, regulations or interpretations of the foregoing laws.

“Contract” shall mean a small consumer loan agreement, customer loan agreement, consumer installment loan agreement or promissory note, relating to a fixed rate, fully amortizing, unsecured installment loan made to an Obligor and originated or acquired by the Seller or a Bank Originator.

“Conversion Date” shall mean, with respect to any calendar month commencing during the Revolving Period (other than a calendar month in which no Advances were made), the earlier to occur of (i) the last day of such calendar month (or, if such last day is not a Business Day, then as of the opening of business on the next succeeding Business Day) and (ii) the Funding Period Termination Date.

“Corporate Trust Office” shall mean the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Indenture is located at 453 7th Street, Des Moines, IA 50309, Attention: EFR 2016-1, LLC, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

“Credit Policy” or “Credit Policies” shall mean (i) the credit policies and practices and underwriting guidelines of the Seller and the Originators that are attached as Appendix B-1 to the Receivables Purchase Agreement and (ii) the Bank Originator Credit Policy, which may be attached as Appendix B-2 to the Receivables Purchase Agreement pursuant to Section 6.14 thereof, in each case as either such policy or both such policies may be amended, modified or supplemented from time to time in compliance with the Receivables Purchase Agreement.

“Cumulative Net Losses” shall mean, as of any date of determination and with respect to any Investment Pool, the excess of (a) the aggregate Outstanding Receivable Principal Balance of all Charged-Off Receivables (for the avoidance of doubt, in determining the aggregate Outstanding Receivable Principal Balance of all Charged-Off Receivables, this shall include the aggregate Outstanding Receivable Principal Balance of any and all Charged-Off Receivables repurchased by the Transferor at its option pursuant to Section 2.5 of the Sale Agreement), over (b) all Net Liquidation Proceeds received on or prior to such date with respect to such Investment Pool.

“Custodian” shall mean, at any time, the Person then appointed as such pursuant to Section 9.01 of the Servicing Agreement, which shall initially be ELS.

“Cutoff Date” shall mean with respect to any Receivables, the date specified as the “Cutoff Date” of such Receivables in the applicable First Step Assignment or Second Step Assignment.

“Debtor Relief Laws” shall mean (a) the Federal Bankruptcy Code and (b) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets, assignment for the benefit of creditors and similar debtor relief laws from time to time in effect in any jurisdiction affecting the rights of creditors generally or the right of creditors of banks.

“Delinquent Receivable” shall mean any Eligible Receivable which is *** to *** days past due and is not a Charged-Off Receivable.

“Defaulting Variable Funding Note Noteholder” shall mean any Variable Funding Note Noteholder, as reasonably determined by the Issuer, that has (a) failed, within two Business Days of the date required to be funded by it under the Note Purchase Agreement, to fund its portion of any Advance when required thereunder, (b) notified the Issuer, the Master Servicer, the Administrative Agent, or any Noteholder in writing that it does not intend to comply with all or part of its funding obligations under the Note Purchase Agreement (c) otherwise failed to pay over to the Administrative Agent or any other Noteholder any amount required to be paid by it under the Note Purchase Agreement within three Business Days of the date when due, or (d) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Variable Funding Note Noteholder shall not be a Defaulting Variable Funding Note Noteholder under clause (d) above solely by virtue of the ownership or acquisition of any ownership interest in such Variable Funding Note Noteholder or a parent company thereof or the exercise of control over a Variable Funding Note Noteholder or parent company thereof by a Governmental Authority or instrumentality thereof; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

“Deliver” or “Delivery” shall mean the taking of the following steps by the Issuer:

(a)with respect to such of the Collateral as constitutes an instrument, causing the Indenture Trustee, or the Custodian on its behalf, to take possession in the State of Iowa of such instrument, indorsed to the Indenture Trustee or in blank by an effective indorsement;

(b)with respect to such of the Collateral as constitutes tangible chattel paper, goods, a negotiable document, or money, causing the Indenture Trustee or the Custodian on its behalf, to take possession in the State of Iowa of such tangible chattel paper, goods, negotiable document, or money;

(c)with respect to such of the Collateral as constitutes a certificated security in bearer form, causing the Indenture Trustee or the Custodian on its behalf, to acquire possession in the State of Iowa of the related security certificate;

(d)with respect to such of the Collateral as constitutes a certificated security in registered form, causing the Indenture Trustee or the Custodian on its behalf, to acquire possession in the State of Iowa of the related security certificate, indorsed to the Indenture Trustee or in blank by an effective indorsement, or registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer of such certificated security;

(e)with respect to such of the Collateral as constitutes an uncertificated security, causing the issuer of such uncertificated security to register the Indenture Trustee as the registered owner of such uncertificated security;

(f)with respect to such of the Collateral as constitutes a security entitlement, causing the Securities Intermediary to indicate by book entry that the financial asset relating to such security entitlement has been credited to the Collection Account;

(g)with respect to such of the Collateral as constitutes a deposit account, causing such deposit account to be maintained in the name of the Indenture Trustee and causing the bank with which such deposit account is maintained to agree with the Indenture Trustee and the Issuer that (i) such bank will comply with instructions originated by the Indenture Trustee directing disposition of the funds in such deposit account without further consent of any other person or entity, (ii) such bank will not agree with any person or entity other than the Indenture Trustee to comply with instructions originated by any person or entity other than the Indenture Trustee, (iii) such deposit account and the property credited thereto will not be subject to any lien, security interest, encumbrance, or right of set-off in favor of such bank, other than those for ordinary fees and expenses and for reimbursement of returned items, (iv) such agreement will be governed by the laws of the State of New York, and (v) the State of New York will be the bank’s jurisdiction of such bank for purposes of Article 9 of the New York UCC;

(h)with respect to any other Collateral, causing to be filed with the Secretary of State of the State of Delaware a properly completed UCC financing statement that names the Issuer as debtor and the Indenture Trustee as secured party and that covers such Collateral; or

(i)in the case of each of paragraphs (a) through (h) above, such additional or alternative procedures as may hereafter become appropriate to grant a first priority perfected security interest in such items of the Collateral to the Indenture Trustee, consistent with applicable law or regulations.

In each case of Delivery pursuant to paragraphs (f) or (g), the Indenture Trustee is directed by the Issuer to enter into and execute all agreements necessary to accomplish Delivery.  The Indenture Trustee shall make appropriate notations on its records indicating that each item of the Collateral is held by the Indenture Trustee pursuant to and as provided in the Indenture.

Effective upon Delivery of any item of the Collateral, the Indenture Trustee shall be deemed to have acknowledged that it holds such item of the Collateral as Indenture Trustee for the benefit of the Noteholders. Any additional or alternative procedures for accomplishing “Delivery” for purposes of paragraph (i) of this definition shall be permitted only upon delivery to the Indenture Trustee of an Opinion of Counsel to the effect that such procedures are appropriate to grant a first priority perfected security interest in the applicable type of collateral to the Indenture Trustee.

“Depository” shall mean, with respect to any Note issuable or issued as a Global Note, an organization registered as a “clearing agency” pursuant to the Securities Exchange Act or other applicable statute or regulation.  The Initial Depository shall be DTC.

“Distribution Compliance Period” shall mean, with respect to each Term Note, the period commencing on the Conversion Date for such Term Note and ending on the fortieth (40th) day following such Conversion Date.

“Dollar,” “$” or “U.S. $” shall mean lawful money of the United States.

“DTC” shall mean The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act.

“DWAC” shall have the meaning specified in Section 3.09 of the Indenture.

“Eligibility Criteria” shall mean the criteria set forth on Appendix A of the Receivables Purchase Agreement.

“Eligibility Date” shall mean, with respect to any Receivable, each of (i) the date on which such Receivable was initially transferred to the Issuer and (ii) the Cutoff Date with respect to such Receivable.

“Eligible Deposit Account” shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account.

“Eligible Institution” shall mean a depository institution (which may be the Indenture Trustee or any Affiliate thereof) organized under the laws of the United States, any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank).  If so qualified, the Master Servicer may be considered an Eligible Institution for the purposes of this definition.

“Eligible Investments” shall mean negotiable instruments, investment property, or deposit accounts which evidence:

(a)direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

(b)demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies (including an affiliate of the Indenture Trustee) organized under the laws of the United States of America, any state thereof or the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, that at the time of the investment or contractual commitment to invest therein, the short-term debt of such depository institution or trust company are rated by each of S&P and Moody’s in its highest rating category;

(c)commercial paper (having original or remaining maturities of no more than thirty (30) days), that shall be rated, at the time of the investment or contractual commitment to invest therein, by each of S&P and Moody’s in its highest rating category;

(d)demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC;

(e)bankers’ acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above; or

(f)time deposits (having maturities not later than the Reporting Date) other than as referred to in clause (b) above, with a Person the commercial paper of which shall be rated by each of S&P and Moody’s in its highest rating category.

“Eligible Receivable” shall mean a Receivable with respect to which the Eligibility Criteria are satisfied as of the applicable Eligibility Date; provided, however, that any Receivable which is an Excluded Receivable, or a Charged-Off Receivable shall cease to constitute an Eligible Receivable.

“Eligible Refinancing Receivable” shall mean a Receivable originated or acquired in connection with a Refinancing as to which the refinanced Serviced Receivable’s status was current with no amounts past due.

“ELS” shall mean Enova Lending Services, LLC, a Delaware limited liability company.

“Enova” shall mean Enova International, Inc., a Delaware corporation, together with its successors and permitted assigns.

“Enova Entities” shall mean each of Enova and each Subsidiary of Enova.

“Enova Finance 5” shall mean Enova Finance 5, LLC, a Delaware limited liability company.

“Enova Party” shall mean each of Enova, CNU, ELS, any Asset Servicer, Enova Finance 5, the Issuer and each Originator.

“Entity” shall mean any Person other than an individual or government (including any agency or political subdivision thereof).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974.

“Euroclear” shall mean Euroclear Bank S.A./N.V., as operator of the Euroclear System, and its successors and assigns in such capacity.

“Event of Default” shall have the meaning specified in Section 7.01 of the Indenture.

“Excess Concentration Limits” shall mean, as of the date indicated in such clause, the following limitations with respect to the Eligible Receivables on such date:

(a)with respect to Eligible Receivables that are Term Note A Collateral included in the Variable Funding Note Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer:

(1)the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original principal balance of greater than $*** is less than or equal to ***%;

(2)the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original term to maturity greater than *** months is less than or equal to ***%;

(3)the weighted average *** Score of the Eligible Receivables is not less than ***;

(4)the weighted average annual percentage rate for the Eligible Receivables is not less than ***%;

(b)with respect to Eligible Receivables that are Term Note B Collateral included in the Variable Funding Note Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer:

(1)the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original principal balance of greater than $*** is less than or equal to ***%;

(2)the percentage of the Outstanding Principal Balance of such Eligible Receivables with an original term to maturity greater than *** months is less than or equal to ***%;

(3)the weighted average *** Score of the Eligible Receivables is not less than ***;

(4)the weighted average annual percentage rate for the Eligible Receivables is not less than ***%;

(c)with respect to Eligible Receivables that are included in any Investment Pool, as of the date any such Eligible Receivables are transferred to the Issuer the percentage of the Outstanding Principal Balance of Eligible Receivables with a *** Score of less than *** is less than ***%;

(d)with respect to Eligible Receivables in any Investment Pool, the percentage of the Outstanding Principal Balance of such Eligible Receivables that derive from a Contract that has been the subject of a Permitted Modification under Section 2.02(d)(v) and (vi) of the Servicing Agreement is less than or equal to ***%; and

(e)with respect to Eligible Receivables in any Investment Pool, the percentage of the Outstanding Principal Balance of such Eligible Receivables that originate from the largest State on a percentage basis is less than or equal to ***% and the Outstanding Principal Balance of such Eligible Receivables that originate from the second largest State on a percentage basis is less than or equal to ***%.

In the event that a Receivable that would otherwise be an Eligible Receivable exceeds an Excess Concentration Limit, it shall be deemed an Excluded Receivable and will no longer be an Eligible Receivable for purposes of inclusion in the Net Eligible Receivables Balance A or Net Eligible Receivables Balance B of the related Variable Funding Note Investment Pool (prior to conversion to a Term Note), and the Transferor shall be entitled to repurchase any such Excluded Receivable pursuant to Section 2.5(c) of the Sale Agreement.

“Excess Receivables” shall have the meaning set forth in Section 2.5(c) of the Sale Agreement.

“Excess Receivables Purchase Date” shall have the meaning set forth in Section 2.5(c) of the Sale Agreement.

“Excess Receivables Purchase Price” shall mean, with respect to any Excess Receivable and any date of determination, the sum of (a) an amount equal the Outstanding Receivable Principal Balance of such Excess Receivable, (b) all accrued and unpaid interest on the Outstanding Receivable Principal Balance of such Excess Receivable at the applicable Annual Percentage Rate related to such Excess Receivable through the date on which such Excess Receivable is purchased, and (c) all costs and expenses incurred by the Issuer and the Indenture Trustee in connection with the optional purchase of such Excess Receivable by the Transferor pursuant to Section 2.5(c) of the Sale Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Date” shall mean the last day of the Distribution Compliance Period.

“Excluded Receivable” shall mean a Receivable ineligible for inclusion as an Eligible Receivable because it exceeds an Excess Concentration Limit, and, if so designated, may be repurchased by the Transferor pursuant to Section 2.5(c) of the Sale Agreement.

“Excluded Taxes” shall have the meaning set forth in Section 2.07(a) of the Note Purchase Agreement.

“Executive Orders” shall mean any legally binding orders given by the President of the United States, acting as the head of the executive branch thereof, to any United States federal administrative agencies.

“Fair Valuation” shall mean in respect of any entity the value of the consolidated assets of such entity on the basis of the amount which may be realized by a willing seller within a reasonable time through collection or sale of such assets at market value on a going concern basis to an interested buyer who is willing to purchase under ordinary selling conditions in an arm’s-length transaction.

“FATCA” shall have the meaning specified in Section 4.04(k) of the Indenture.

“FATCA Administrator” shall have the meaning specified in Section 5(d) of the Issuer LLC Agreement.

“Federal Bankruptcy Code” shall mean Title 11 of the United States Code.

“Financial Trigger” shall mean an event arising upon the occurrence of either a Net Worth Trigger or a Liquidity Trigger.

“First Associates” shall mean First Associates Loan Servicing, LLC, a Delaware limited liability company.

“First Step Assignment” shall mean a First Step Assignment from Seller to the Purchaser with respect to the Receivables and Other Conveyed Property to be conveyed by Seller to the Purchaser on any Purchase Date, in substantially the form of Exhibit A to the Receivables Purchase Agreement.

“Fortress” shall mean Fortress Credit Co LLC, a Delaware limited liability company.

“Funding Commitment” shall mean, as to each Variable Funding Note Noteholder, the obligation of such Variable Funding Note Noteholder to fund its ratable share of Advances, on the Closing Date and on each Advance Date, up to but not exceeding the amount set forth under such Variable Funding Note Noteholder’s name on its signature page to the Note Purchase Agreement, or the most recent Joinder Agreement executed after the Closing Date, as applicable.

“Funding Period Termination Date” shall mean the earlier to occur of (i) the Variable Funding Note Amortization Date, (ii) an Aggregate Cumulative Delinquency Trigger, (iii) a Regulatory Trigger Event, (iv) an Event of Default, (v) the date as of which ***% or more of the aggregate Outstanding Principal Balance of the Notes has been subject to a breach of an Investment Pool Collateral Performance Trigger, or (vi) a material adverse change in the financial condition or operations of Enova. No new Receivables will be funded after the Funding Period Termination Date.

“Funding Request” shall mean a request, in an amount that (i) is a multiple of $100,000, (ii) is not less than $1,000,000 and (iii) is not greater than the excess of the Maximum Principal Amount over the Outstanding Principal Amount of the Notes, for a Requested Advance delivered by the Issuer, or on behalf of the Issuer by the Master Servicer, to the Administrative Agent, with a copy to the Indenture Trustee, two (2) Business Days prior to the proposed Advance Date, substantially in the form of Exhibit A to the Note Purchase Agreement.

“GAAP” shall mean generally accepted accounting principles in effect in the United States of America (or, in the case of foreign Subsidiaries with significant operations outside the United States of America, in effect from time to time in their respective jurisdictions of organization or formation) applied on a consistent basis, subject, however, in the case of determination of compliance with the Net Worth Trigger, to the provisions of Part II of this Appendix A.

“Global Note” shall mean either (i) a Rule 144A Global Note or (ii) a Regulation S Global Note, issued pursuant to Section 3.04 of the Indenture.

“Governmental Actions” shall mean any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, administrative actions, subpoenas, lawsuits, variances, civil investigative demands, investigations or inquiries by, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

“Governmental Authority” shall mean any governmental department, commission, board, bureau, agency, court or other instrumentality of any nation, state, province, territory, commonwealth, municipality or other political subdivision thereof having jurisdiction over the Person in question.

“Governmental Rules” shall mean any and all laws, statutes, codes, rules, regulations, guidelines, advisories, ordinances, orders, opinions, writs, decrees and injunctions of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

“Holder” shall mean a Noteholder or Note Owner.

“Increased Costs Amount” shall mean, for each Interest Period, an amount equal to the sum of (a) the aggregate amount payable to a Variable Funding Note Noteholder pursuant to Sections 2.06 and 2.07 of the Note Purchase Agreement in respect of such Interest Period and (b) the aggregate of such amounts owing to such Variable Funding Note Noteholder with respect to prior Interest Periods which remain unpaid.

“Indebtedness” shall mean, as applied to any Person, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (i) due more than six (6) months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar instrument, (e) all indebtedness secured by any lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, (f) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (g) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (h) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof, (i) any liability of such Person for an obligation of another through any agreement (contingent or otherwise) (A) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (B) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (A) or (B) of this clause (i), the primary purpose or intent thereof is as described in clause (h) above, and (j) all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, whether entered into for hedging or speculative purposes.

“Indemnified Party” (a) with respect to the Servicing Agreement, shall have the meaning set forth in Section 7.01(b) of the Servicing Agreement, and (b) with respect to the Note Purchase Agreement, shall have the meaning set forth in Section 7.01(a) of the Note Purchase Agreement.

“Indenture” shall mean the Indenture, dated as of January 15, 2016, between the Issuer and the Indenture Trustee.

“Indenture Trustee” shall mean the Person named as the Indenture Trustee in the first paragraph of the Indenture, acting not in its individual capacity but solely as Indenture Trustee, until a successor Indenture Trustee is appointed pursuant to the applicable provisions of the Indenture, and thereafter “Indenture Trustee” shall mean and includes each Person who is then an Indenture Trustee thereunder.  The initial Indenture Trustee shall be Bankers Trust.

“Indenture Trustee Authorized Officer” shall mean, when used with respect to the Indenture Trustee, any vice president, any assistant vice president or trust officer, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also shall mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

“Indenture Trustee Fee” shall mean such amount per annum as set forth in a fee letter between the Indenture Trustee and Enova, plus all indemnification amounts payable pursuant to the terms of the Indenture, and all other reasonable fees and expenses incurred by the Indenture Trustee in connection with the Transaction Documents (including any expenses or indemnification amounts payable by the Indenture Trustee pursuant to the terms of the Blocked Account Control Agreement).

“Independent Accountants” shall mean any nationally recognized firm of independent certified public accountants registered with the Public Company Accounting Oversight Board and otherwise acceptable to the Indenture Trustee.

“Ineligible Receivable” shall mean as of any date of determination, a Receivable that would not be an Eligible Receivable if such date was the Eligibility Date.

“Ineligible Receivables Release Price” shall mean, with respect to the Ineligible Receivables to be repurchased on a Receivables Repurchase Date, the aggregate amount of the Receivable Repurchase Prices related to such Ineligible Receivables.

“Initial Noteholders” shall mean Jefferies, Fortress and Waterfall, collectively in their roles as the Initial Term Note Noteholders and as the Variable Funding Note Noteholders.

“Initial Payment Date” shall mean (a) with respect to the Initial Term Note, February 16, 2016, (b) with respect to the Variable Funding Note, March 15, 2016 and (b) with respect to any Term Note A or Term Note B, the date specified in the related Notice of

Conversion, which for the avoidance of doubt, shall be determined as follows: (x) with respect to such Initial Payment Date when the Conversion Date is the last day of the calendar month in which such Investment Pool was created, the fifteenth (15th) day of the calendar month succeeding the calendar month that immediately follows the calendar month in which such Conversion Date occurs, and (y) with respect to such Initial Payment Date when the Conversion Date is the first Business Day of the calendar month immediately following the calendar month in which such Investment Pool was created, the fifteenth (15th) day of the calendar month immediately following the calendar month in which such Conversion Date occurs.

“Initial Principal Amount” shall mean, with respect to any Note, the initial principal amount stated on the face of such Note.

“Initial Term Note” shall mean, the Term Note issued on the Closing Date with an initial Outstanding Principal Amount of $107,361,000.

“Initial Term Note Advance Rate” shall mean 80%.

“Initial Term Note Amortization Date” shall mean the earlier to occur of (a) the Payment Date that is thirty six calendar months after the Closing Date (January 15, 2019) and (b) the date on which an Event of Default occurs.

“Initial Term Note Investment Pool” shall mean the separate pool of Receivables allocated to the Initial Term Note, as provided in Section 2.10(d) of the Note Purchase Agreement.

“Initial Term Note LTV Percentage” shall mean (i) with respect to any Payment Date on or prior to the first Payment Date on which the LTV of the Initial Term Note has been reduced to ***%, ***% and (ii) with respect to any Payment Date following the first Payment Date on which the LTV of the Initial Term Note has been reduced to ***%, the lesser of (x) the LTV of the Initial Term Note on the immediately preceding Payment Date and (y) ***%.

“Initial Term Note Maturity Date” shall mean with respect to the Initial Term Note the Payment Date that is forty eight calendar months after the Closing Date (January 15, 2020).

“Initial Term Note Noteholders” shall mean Jefferies, Fortress and Waterfall, collectively in their capacities as the Holders of the Initial Term Note under the Note Purchase Agreement.

“Initial Term Note Optional Redemption Premium Rate” shall mean a percentage equal to the product of (i) ***% and (ii) a fraction, the numerator of which is equal to the excess of (a) *** over (b) the number of Payment Dates from the Conversion Date related to such Term Note to and including the Optional Redemption Date, and the denominator of which is equal to ***.

“Initial Term Note Purchase Price” shall have the meaning set forth in Section 2.10 of the Note Purchase Agreement.

“Insolvency Event” shall mean, with respect to a specified Person, (a) the institution of a proceeding or the filing of a petition against such Person seeking the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case or proceeding under any Debtor Relief Laws seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such proceeding or petition, decree or order shall remain unstayed or undismissed for a period of thirty (30) consecutive days or an order or decree for the requested relief is earlier entered or issued, or (b) the commencement by such Person of a voluntary case or proceeding under any applicable Debtor Relief Laws or the consent by such Person to the entry of an order for relief in an involuntary case or proceeding under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Inspection” shall have the meaning specified in Section 3.04(c) of the Servicing Agreement.

“Institutional Accredited Investor” shall mean an accredited investor as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) of Regulation D under the Securities Act and any entity in which all of the equity owners come within such paragraphs.

“Intercreditor Agent” shall mean Bankers Trust, in its capacity as the Agent under and pursuant to the terms of the Intercreditor Agreement.

“Intercreditor Agreement” shall mean the Intercreditor Agreement re Collection Receipt Accounts, dated as of January 15, 2016, by and among Enova, the Master Servicer, Enova Finance 5, the Issuer, the Account Holder, the Indenture Trustee and the Intercreditor Agent, and such other Persons as may become parties thereto by executing an Accession Agreement.

“Interest Period” shall mean, (a) with respect to each Term Note and any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or in the case of the Initial Payment Date for the Initial Term Note, from and including the Closing Date and in the case of the Initial Payment Date for a Term Note A or Term Note B from and including the applicable Conversion Date) to but excluding such Payment Date, and (b) with respect to a Variable Funding Note and any Payment Date, the period from and including the first day of the calendar month (or in the case of the Initial Payment Date from and including the Closing Date) in which the Variable Funding Note Investment Pool for such Variable Funding Note was created, to but excluding the related Conversion Date immediately preceding such Payment Date.

“Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986.

“Interpretation” as used in Section 2.06 of the Note Purchase Agreement shall mean, with respect to any law or regulation, the interpretation or application of such law or regulation by any Governmental Authority (including any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government), central bank, accounting standards board, financial services industry advisory body or any comparable entity.

“Investment Company Act” shall mean the Investment Company Act of 1940.

“Investment Pool” shall mean a Variable Funding Note Investment Pool or a Term Note Investment Pool, as applicable.

“Investment Pool Advance Amount” shall mean the aggregate amount of outstanding Advances related to the applicable Investment Pool.

“Investment Pool Collateral Performance Triggers” shall mean the Investment Pool Cumulative Net Loss Trigger and the Investment Pool Cumulative Delinquency Trigger.

“Investment Pool Cumulative Delinquency Ratio” shall mean, as of any date of determination with respect to an Investment Pool, the percentage equivalent of a fraction, the numerator of which is equal to (i) the aggregate Outstanding Receivable Principal Balance of all Delinquent Receivables in the related Investment Pool (for the avoidance of doubt, in determining the aggregate Outstanding Receivable Principal Balance of all Delinquent Receivables, this shall include the aggregate Outstanding Receivable Principal Balance of any and all Delinquent Receivables repurchased by the Transferor at its option pursuant to Section 2.5 of the Sale Agreement), and the denominator of which is equal to (ii) the aggregate Outstanding Receivable Principal Balance of all Eligible Receivables sold to the Issuer and included in the related Investment Pool through such date.

“Investment Pool Cumulative Delinquency Trigger” shall occur with respect to a Collection Period in the event that the Investment Pool Cumulative Delinquency Ratio on the last day of a Collection Period (i) for the Initial Term Note Collateral Investment Pool is greater than ***%, (ii) for a Term Note A Collateral Investment Pool is greater than ***% and (iii) for a Term Note B Collateral Investment Pool is greater than ***%.

“Investment Pool Cumulative Net Loss Ratio” shall mean, as of any date of determination and with respect to an Investment Pool, the percentage equivalent of a fraction, the numerator of which is equal to (i) the Cumulative Net Losses for the related Investment Pool and the denominator of which is equal to (ii) the sum of the Original Receivable Principal Balance of all Receivables sold to the Issuer and included in the related Investment Pool through such date.

“Investment Pool Cumulative Net Loss Trigger” shall occur with respect to a Collection Period and an Investment Pool in the event that the Investment Pool Cumulative Net Loss Ratio for such Investment Pool on the last day of the Collection Period set forth below is greater than the corresponding Trigger Level set forth below:

Elapsed Months Since Creation of Investment Pool	Trigger Level for Initial Term Note Investment Pool Cumulative Net Loss Ratio	Trigger Level for Term Note A Investment Pool Cumulative Net Loss Ratio	Trigger Level for Term Note B Investment Pool Cumulative Net Loss Ratio
1	***%	***%	***%
2	***%	***%	***%
3	***%	***%	***%
4	***%	***%	***%
5	***%	***%	***%
6	***%	***%	***%
7	***%	***%	***%
8	***%	***%	***%
9	***%	***%	***%
10	***%	***%	***%
11	***%	***%	***%
12	***%	***%	***%
13	***%	***%	***%
14	***%	***%	***%
15	***%	***%	***%
16	***%	***%	***%
17	***%	***%	***%
18	***%	***%	***%
19	***%	***%	***%
20	***%	***%	***%
21	***%	***%	***%
22	***%	***%	***%
23	***%	***%	***%

24	***%	***%	***%

25	***%	***%	***%
26	***%	***%	***%
27	***%	***%	***%
28	***%	***%	***%
29	***%	***%	***%
30	***%	***%	***%
31	***%	***%	***%
32	***%	***%	***%
33	***%	***%	***%
34	***%	***%	***%
35	***%	***%	***%
36	***%	***%	***%
37	***%	***%	***%
38	***%	***%	***%
39	***%	***%	***%
40	***%	***%	***%
41	***%	***%	***%
42	***%	***%	***%
43	***%	***%	***%
44	***%	***%	***%
45	***%	***%	***%

“Issuer” shall mean EFR 2016-1, LLC, a Delaware limited liability company.

“Issuer Certificate” shall mean a certificate (including an Officer’s Certificate) signed by the Issuer, delivered to the Indenture Trustee relating to, among other things, the issuance of a Note.  Wherever the Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in the Indenture) may be an employee of the Transferor.

“Issuer Estate” shall mean all right, title and interest of the Issuer in, under and to the Sales Agreement, the property and rights assigned to the Issuer pursuant to Article II of the Sale Agreement, all funds on deposit from time to time in the Collection Account and all other property of the Issuer from time to time, including any rights of the Issuer pursuant to the Sale Agreement and the Servicing Agreement.

“Issuer LLC Agreement” shall mean the limited liability company agreement of EFR 2016-1, LLC, dated as of December 18, 2015, as amended by Amendment No. 1 thereto, dated as of January 6, 2016, and amended and restated as of January 15, 2016 by Enova Finance 5 and Bernard J. Angelo, as further amended, restated, supplemented or otherwise modified from time to time.

“Issuer Tax Opinion” shall mean, with respect to any action, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Outstanding Note that was characterized as debt at the time of its issuance, (b) such action will not cause the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Holder of any such Note.

“Jefferies” shall mean Jefferies Funding LLC.

“Joinder Agreement” shall mean any Joinder Agreement, in substantially the form of Exhibit C to the Servicing Agreement or Exhibit B to the Note Purchase Agreement, as applicable.

“LIBOR Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

“LIBOR Determination Date” shall mean January 13, 2016 for the period from and including the Closing Date to but excluding the Record Date, and for every other Interest Period, the second LIBOR Business Day prior to the commencement of such Interest Period.

“Lien” shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment or other arrangement having the practical effect of any of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

“Liquidity” shall mean, as of any date of determination, an amount equal to the sum of (i) all unrestricted cash on hand, plus (ii) all Cash Equivalents.

“Liquidity Trigger” shall occur if the Liquidity of Enova is less than $***.

“Losses” shall have the meaning set forth in Section 7.01(a) of the Note Purchase Agreement.

“LTV” shall mean, as of a Payment Date and with respect to any Term Note, the ratio of the aggregate Outstanding Principal Amount of such Term Note on such Payment Date (after giving effect to the distribution of Term Note Monthly Principal to be made to such Term Note pursuant to Section 5.04(f) of the Indenture) to the Outstanding Receivable Principal Balance of the Eligible Receivables (which for the avoidance of any doubt shall not include any Ineligible Receivable or Excluded Receivable, nor any Receivable which is sixty (60) or more days past due) in the related Investment Pool as of the end of the related Collection Period.

“LTV Event” shall mean for any Term Note, as of any date of determination after a Term Notes respective Conversion Date (or the Closing Date in case of the Initial Term Note), that the LTV for such Term Note is higher than the LTV as of the preceding Payment Date.

“Majority Holders” shall mean the Holders holding in the aggregate more than 66 2/3% of the Outstanding Principal Amount of all Outstanding Notes; provided, that solely for purposes of this definition, the Outstanding Principal Amount of any Notes as to which a Defaulting Variable Funding Note Noteholder is the Holder shall be disregarded (and subtracted from the Outstanding Principal Amount of all Notes) until such time as the relevant Variable Funding Note Noteholder no longer constitutes a Defaulting Variable Funding Note Noteholder.

“Master Servicer” shall mean, at any time, the Person then appointed pursuant to Section 3.01 of the Servicing Agreement, together with its successors and permitted assigns in such capacity.  The initial Master Servicer shall be ELS.

“Master Servicer Default” shall have the meaning set forth in Section 8.01 of the Servicing Agreement.

“Master Servicer Termination Date” shall have the meaning set forth in Section 3.01 of the Servicing Agreement.

“Master Servicer Termination Notice Date” shall have the meaning set forth in Section 8.03(b) of the Servicing Agreement.

“Material Adverse Effect” shall mean, a material adverse effect on (a) the business, operations, assets, condition (financial or otherwise) or liabilities of a specified Person, (b) the ability or prospects of a specified Person to fully and timely perform its obligations under the Transaction Documents, (c) the legality, validity, binding effect, or enforceability against a specified Person of any Transaction Document to which it is a party, or (d) the rights, remedies and benefits, taken as a whole, available to, or conferred upon, any Noteholder, the Issuer or the Indenture Trustee under any Transaction Document.

“Maturity Date” shall mean the earlier of (i) Term Note Maturity Date of the last Term Note and (ii) the Payment Date occurring in October 2020.

“Maximum Advance Amount” shall mean, as of any date of determination prior to the Funding Period Termination Date the least of (a) an amount equal to the Maximum

Principal Amount, minus the sum of (x) the aggregate Outstanding Principal Amount of all Outstanding Term Notes and (y) the Variable Funding Note Stated Principal Amount, (b) $20,000,000, and (c) (A) to the extent relating to Term Note A Collateral, then the Variable Funding Note Borrowing Base A and (B) to the extent relating to Term Note B Collateral, then the Variable Funding Note Borrowing Base B, and thereafter, zero.

“Maximum Principal Amount” shall mean $175,000,000.

“Monthly Servicing Report” shall mean a report in substantially the form of Exhibit B to the Servicing Agreement, or otherwise in a form reasonably acceptable to the Administrative Agent, the Issuer, the Transferor and the Master Servicer and including each of the items set forth in Section 3.03(a) of the Servicing Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., and any successor thereto.

“Net Eligible Receivables Balance A” shall mean, as of any date of determination with respect to the Variable Funding Note Investment Pool, an amount equal to the aggregate Outstanding Receivable Principal Balance of Eligible Receivables in such Variable Funding Note Investment Pool that constitute Term Note A Collateral (as of the Eligibility Date for each such Eligible Receivable) after giving effect to the Outstanding Receivable Principal Balance of Eligible Receivables to be transferred to the Issuer on the related Advance Date that are Term Note A Collateral.

“Net Eligible Receivables Balance B” shall mean, as of any date of determination with respect to the Variable Funding Note Investment Pool, an amount equal to the aggregate Outstanding Receivable Principal Balance of Eligible Receivables in such Variable Funding Note Investment Pool that constitute Term Note B Collateral (as of the Eligibility Date for each such Eligible Receivable) after giving effect to the Outstanding Receivable Principal Balance of Eligible Receivables to be transferred to the Issuer on the related Advance Date that are Term Note B Collateral.

“Net Equity Proceeds” shall mean, with respect to the issuance or sale of any Capital Stock of any Person, the cash proceeds received by such Person in connection with such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction: reasonable legal fees, accounting fees, underwriting fees, investment banking fees and other reasonable and customary fees and expenses, in each case, to the extent paid, payable or reimbursed by such Person.

“Net Income” shall mean, with respect to any period, the net income or loss of Enova and its Consolidated Subsidiaries for such period, determined in accordance with GAAP; provided that there shall be excluded from such calculation the income or loss of any Person (other than a Subsidiary) of which the Enova or any Subsidiary owns Capital Stock, except to the extent of the amount of dividends or other distributions actually paid to Enova or any of the Subsidiaries during such period.

“Net Insurance Proceeds” shall mean, with respect to a claim related to the Transaction Documents, an amount equal to: (a) any cash payments or proceeds received by the

Issuer, an Asset Servicer or the Master Servicer in respect of any covered loss under any policy of insurance required under the Transaction Documents; provided, however, that any cash payments or proceeds in respect of any covered loss under the employee fidelity insurance policy required under the Transaction Documents included under this clause (a) shall not exceed $2,500,000 in the aggregate, minus (b) any actual and reasonable costs incurred or to be incurred by the Issuer, an Asset Servicer or the Master Servicer in connection with the adjustment or settlement of any claims of the Issuer, an Asset Servicer or the Master Servicer in respect thereof, minus (c) any actual and reasonable costs of repairing or replacing the subject of such covered loss.

“Net Liquidation Proceeds” shall mean, with respect to an Investment Pool, the aggregate amount of recoveries on (or proceeds from sales of) Charged-Off Receivables, net of any reasonable collection agency fees, legal fees, sales commissions and other reasonable costs related to the collection of recoveries.

“Net Worth” shall mean, as of any date, the total shareholder’s equity (including Capital Stock (including preferred stock), additional paid-in capital, and retained earnings after deducting treasury stock) which would appear on a balance sheet of Enova and its Subsidiaries on a consolidated basis prepared as of such date in accordance with GAAP, but excluding all other comprehensive income or losses resulting from foreign currency translation adjustments or derivative value fluctuation.

The “Net Worth Trigger” will occur if Enova permits Net Worth to be less than the sum of (i) $***, plus (ii) ***% of Net Income (with no deduction for net losses during any quarterly period) earned in each fiscal quarter of Enova ending on or after December 31, 2015, plus (iii) ***% of the Net Equity Proceeds received by Enova and its Subsidiaries from the issuance and sale of Capital Stock of Enova or any of its Subsidiaries (other than an issuance to Enova or its wholly-owned Subsidiaries), including any conversion of debt securities of Enova into such Capital Stock after December 31, 2015 to the extent of any increase in Net Worth resulting therefrom.

“Non-U.S. Certificate” shall have the meaning specified in Section 3.08(b) of the Indenture.

“Note” or “Notes” shall mean any note or notes authenticated and delivered from time to time under the Indenture, and (a) with respect to any Term Note, such Term Note shall be substantially in the form of Exhibit B to the Indenture, and (b) with respect to the Variable Funding Note, such Variable Funding Note shall be substantially in the form of Exhibit A to the Indenture.

“Note Interest” shall mean a beneficial interest in a Note.

“Note Interest Rate” shall mean, for any Interest Period, a per annum rate equal to One-Month LIBOR plus 7.75%; provided, however, that upon the occurrence and during the continuation of an Event of Default, the Note Interest Rate shall be increased by 2.50%.

“Note Owner” shall mean the beneficial owner of an interest in a Global Note.

“Note Purchase Agreement” shall mean the Note Purchase Agreement, dated as of January 15, 2016, by and among the Issuer, the Master Servicer, the Administrative Agent, the Initial Noteholders and the other Variable Funding Note Noteholders from time to time party thereto.

“Note Register” shall have the meaning specified in Section 4.04(a) of the Indenture.

“Note Registrar” shall mean the Person who keeps the Note Register specified in Section 4.04(a) of the Indenture. The initial Note Registrar shall be Bankers Trust.

“Noteholder” or “Noteholders” shall mean a Variable Funding Note Noteholder or a Term Noteholder, as applicable, in whose name such Note is registered in the Note Register.

“Noteholder Monthly Interest” shall mean Variable Funding Note Monthly Interest or Term Note Monthly Interest, as applicable.

“Notice of Conversion” shall mean each notice, substantially in the form of Exhibit C to the Indenture, delivered from the Issuer to the Indenture Trustee on each Conversion Date.

“Obligor” shall mean, with respect to each Receivable, the borrower under the related Contract or any other Person who owes or may be liable (whether primarily or secondarily) for payments under such Receivable.

“Obligor Due Date” shall mean, with respect to a Receivable, each date in a calendar month on which an installment payment is due from the Obligor.  By way of example, if an Obligor’s installment payment is due on the 14th day of each month, then the 14th is the Obligor Due Date; if an installment payment is due on each of the 14th and the 28th of each month, then each of the 14th and 28th is an Obligor Due Date.

“OFAC” shall have the meaning set forth in Section 6.01(l) of the Servicing Agreement.

“Officer’s Certificate” shall mean a certificate on behalf of any Person that is signed by any Authorized Officer or vice president or more senior officer of such Person and which states that the certifications set forth in such certificate are based upon the results of a due inquiry into the matters in question conducted by or under the supervision of the signing officer and that the facts stated in such certifications are true and correct to the best of the signing officer’s knowledge.

“One-Month LIBOR” shall mean, for any Interest Period, a per annum interest rate determined by the Indenture Trustee for such Interest Period in accordance with Section 5.05 of the Indenture; provided, however, that One-Month LIBOR for any Interest Period will not be less than 1.00%.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be an employee of or counsel to the Transferor or the Master Servicer. As to any factual matters relevant to such opinion, such counsel shall be permitted to rely upon an Officer’s Certificate to establish such factual matters, unless such counsel knew or in the exercise of reasonable care should have known, any of such factual matters are erroneous.

“Optional Redemption Amount” shall mean, with respect to a redemption of the Notes pursuant to Section 12.01 of the Indenture on a Payment Date, an amount equal to (i) with respect to a redemption pursuant to Section 12.01(b) of the Indenture, the sum of (A) the aggregate Outstanding Principal Amount of the Notes, (B) all accrued and unpaid interest on the Notes owing on such Payment Date, (C) all accrued and unpaid fees, expenses, indemnity amounts and other amounts owing under the Indenture, and (D) the Optional Redemption Premium, if any, or (ii) with respect to a redemption pursuant to Sections 12.01(c) or (d) of the Indenture, the applicable amount specified in such section.

“Optional Redemption Date” shall mean the date on which the Issuer remits to the Collection Account the Optional Redemption Amount pursuant to Section 12.01 of the Indenture.

“Optional Redemption Premium” shall mean, with respect to a redemption of the Notes on a Payment Date pursuant to Section 12.01(b) of the Indenture, an amount equal to the product of (i) the Outstanding Principal Amount of the Notes immediately prior to such Payment Date and (ii) the applicable Optional Redemption Premium Rate.

“Optional Redemption Premium Rate” shall mean, as applicable, the Initial Term Note Optional Premium Rate, Term Note A Optional Premium Rate or Term Note B Optional Premium Rate..

“Original Receivable Principal Balance” shall mean, with respect to a Receivable, as of the date such Receivable is sold to the Issuer, the outstanding principal balance owed by the Obligor on such Receivable.

“Originator” shall mean each of the Persons executing the Transfer Agreement in the capacity of an Originator on the signature pages thereto and each Person that executes a joinder supplement to become an Originator, together in each case with its successors and permitted assigns in such capacity.

“Other Conveyed Property” shall mean (a) with respect to the Seller all property conveyed by the Seller to the Purchaser pursuant to Sections 2.1(a)(ii) through (iv) of the Receivables Purchase Agreement and each related First Step Assignment, (b) with respect to the Transferor, all property conveyed by the Transferor to the Issuer pursuant to Sections 2.1(a)(ii) through (iv) of the Sale Agreement and each related Second Step Assignment and (c) with respect to a Bank Originator all property conveyed by a Bank Originator to the Seller or any Originator of a type described in Sections 2.1(a)(ii) through (iv) of the Receivables Purchase Agreement.

“Other Taxes” shall mean any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment or deposit required to be made under the Note Purchase Agreement or the Indenture or from the execution, delivery or registration of, or otherwise with respect to, any of the foregoing.

“Outstanding,” shall mean, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture, except:

(a)any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to Section 4.08 of the Indenture, or canceled by the Issuer and delivered to the Indenture Trustee pursuant to Section 4.08 of the Indenture;

(b)any Notes for whose full payment (including principal and interest) or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, that if such Notes are to be redeemed, notice of such redemption has been duly given if required pursuant to the Indenture, or provision therefor satisfactory to the Indenture Trustee has been made;

(c)any Notes which are canceled pursuant to Section 6.03 of the Indenture; and

(d)any Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture, or which will have been paid pursuant to the terms of Section 4.05 of the Indenture (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to “Notes” will be deemed to be references to “Outstanding Notes.”  In determining whether the Holders of the requisite principal amount of such Outstanding Notes have taken any Action, Notes beneficially owned by the Issuer or any Affiliate of the Issuer will be disregarded and deemed not to be Outstanding.  In determining whether the Indenture Trustee will be protected in relying upon any such Action, only Notes which an Indenture Trustee Authorized Officer knows to be owned by the Issuer or any Affiliate of the Issuer will be so disregarded.  Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee creates to the satisfaction of the Indenture Trustee the pledgee’s right to act as owner with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

“Outstanding Principal Amount” shall mean at any time with respect to any Note, the aggregate principal amount of such Note Outstanding on such date.

“Outstanding Receivable Principal Balance” shall mean, with respect to a single Receivable, the outstanding amount of principal owed by the Obligor or Bank Originator (with respect to participation interests in Bank Originated Receivables sold by a Bank Originator), as applicable, on such Receivable on such date, and with respect to an Investment Pool, the aggregate amount of principal owed by each Obligor on each Receivable attributable to such Investment Pool on such date.

“Ownership Share” shall have the meaning set forth in Section 2.09(b) of the Note Purchase Agreement.

“Participant Register” shall have the meaning set forth pursuant to Section 8.03(c) of the Note Purchase Agreement.

“Paying Agent” shall mean any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer as provided in the Indenture.  The initial Paying Agent shall be Bankers Trust.

“Payment Date” shall mean the 15th day of each calendar month, or, if any such 15th day is not a Business Day, the next succeeding Business Day, commencing with respect to each Note on such Note’s respective Initial Payment Date.

“Payment Deferral” shall mean, with respect to a Serviced Receivable and a related Obligor, the deferral of a scheduled installment payment from such Obligor’s next Obligor Due Date to a new Obligor Due Date, following the Obligor Due Date that theretofore had been the final scheduled maturity date of such Serviced Receivable.  The period between the original final scheduled maturity date and such new Obligor Due Date shall be no longer than ninety-five (95) calendar days.

“Payment Plan Receivable” shall have the meaning set forth in Section 2.02(d) of the Servicing Agreement.

“Performance Trigger” shall mean an event arising upon the occurrence of any Investment Pool Collateral Performance Trigger or any Aggregate Cumulative Delinquency Trigger.

“Permanent Regulation S Global Note” shall mean a Note issued in global form, which bears a legend generally to the effect that sales of such Note or interests therein may be made only to Institutional Accredited Investors or QIBs in global form in an “offshore transaction” (within the meaning of Regulation S under the Securities Act), substantially in the form of Exhibit H to the Indenture.

“Permitted Liens” shall mean liens imposed by law for taxes, assessments or other governmental charges.

“Permitted Modification” shall have the meaning set forth in Section 2.02(d) of the Servicing Agreement.

“Person” shall mean any person or entity, including any individual, corporation, limited liability company, partnership (general or limited), joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature, whether or not a legal entity.

“Place of Payment” shall mean, with respect to any Note issued under the Indenture, the city or political subdivision so designated with respect to such Note in accordance with the provisions of the Indenture.

“Predecessor Notes” of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 4.05 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

“Privacy Laws” shall have the meaning set forth in Section 11.12(b) of the Servicing Agreement.

“Protected Party” shall have the meaning set forth in Section 11.12(a) of the Servicing Agreement.

“protected purchaser” shall have the meaning set forth in Section 8-303 of the applicable UCC, and provided that the requirements of Section 8-405 of the applicable UCC are met.

“Public Company Accounting Oversight Board” shall mean the nonprofit corporation established by Congress through the Sarbanes-Oxley Act of 2002 to oversee the audits of public companies in order to, amongst other things, protect the interest of investors.

“Purchase Date” shall mean each Business Day on which the Purchaser or the Issuer, as applicable, acquires Receivables from the Seller or the Transferor, as applicable, pursuant to the terms of the Receivables Purchase Agreement or the Sale Agreement, as applicable.

“Purchase Price” shall mean, with respect to each Receivable and related Other Conveyed Property transferred to the Purchaser by the Seller pursuant to the Receivables Purchase Agreement on any Purchase Date, an amount equal to the Outstanding Receivable Principal Balance of such Receivable as of such Purchase Date.

“Purchaser” shall mean the Transferor, in its capacity as the purchaser under the Receivables Purchase Agreement, together with its successors and permitted assigns in such capacity.

“OIB” shall have the meaning specified in Section 4.04(b) of the Indenture.

“Ratable Portion” shall have the meaning set forth in Section 2.04(d) of the Note Purchase Agreement.

“Receivable” shall mean a consumer loan represented by a Contract, and all rights and obligations thereunder, including the obligation of an Obligor to make payments thereunder, originated or acquired by the Seller or a Bank Originator and subsequently sold by the Seller to the Purchaser, pursuant to the terms of the Receivables Purchase Agreement.  For the avoidance of doubt, each “Serviced Receivable” constitutes a “Receivable.”

“Receivable File” shall mean, with respect to each Receivable, the file to be (a) delivered to the Master Servicer pursuant to the Receivables Purchase Agreement, containing the following documents: (i) the original, fully executed copy of the related Contract (which shall include the truth-in-lending disclosure), which shall on the related Purchase Date be payable to the Seller, (ii) original, fully executed copies of any non-negotiable promissory note and any guaranty related to such Receivable, if applicable, (iii) original, fully executed copies of any modifications, amendments, supplements or addendums to the original Contract and all other agreements and documents-related to such Contract, and (iv) such other documents as the Purchaser, Issuer or Indenture Trustee may reasonably require from time to time, and (b) maintained by the Custodian pursuant to Article IX of the Servicing Agreement.

“Receivable Modification” shall have the meaning set forth in Section 2.02(d) of the Servicing Agreement.

“Receivables Purchase Agreement” shall mean that certain receivables purchase agreement dated as of January 15, 2016, by and between the Seller and the Purchaser.

“Receivables Repurchase Date” shall mean the day that an optional receivables repurchase pursuant to Section 2.5(b) of the Sale Agreement occurs.

“Receivable Repurchase Price” shall mean, with respect to any Receivable and any date of determination, an amount equal to the sum of (a) the Outstanding Receivable Principal Balance of such Receivable, plus (b) all accrued and unpaid interest on the Outstanding Receivable Principal Balance of such Receivable at the applicable Annual Percentage Rate related to such Receivable through the date on which such Receivable is repurchased.

“Recipient” shall have the meaning set forth in Section 2.07(a) of the Note Purchase Agreement.

“Record Date” shall mean, for the interest or principal payable on any Note on any applicable Payment Date, the last day of the calendar month immediately preceding such Payment Date.

“Reference Banks” shall mean four (4) major banks in the London interbank market selected by the Master Servicer.

“Refinancing” shall mean, those occurrences when an Originator enters into (or acquires) a new consumer loan arrangement with an Obligor, whereby the new loan arrangement, and the Eligible Receivables related thereto, derived from such Obligor extinguished a previously existing Serviced Receivable.

“Registered Note” shall mean a Note issued in registered form.

“Registered Noteholder” shall mean a Holder of a Registered Note.

“Regulation S Certificate” shall have the meaning specified in Section 4.06(d) of the Indenture.

“Regulation S Global Note” shall mean either a Temporary Regulation S Global Note or the Permanent Regulation S Global Note.

“Regulatory Trigger Event” shall be deemed to have occurred if, (i) commencement by any governmental authority of any inquiry or investigation (which for the avoidance of doubt excludes any routine inquiry or investigation) through the issuance of subpoena, civil investigative demand, or other administrative or judicial method of discovery, legal action or proceeding, against any Enova Entity challenging such person’s authority to originate, hold, own, service, pledge or enforce any Receivables with respect to the residents of any jurisdiction, or otherwise alleging any noncompliance with or violation of any Governmental Rule or Governmental Rules by any Enova Entity with such jurisdiction’s applicable laws related to originating, holding, pledging, servicing or enforcing such Receivable or otherwise related to such Receivables, which inquiry, investigation, legal action or proceeding either (a) is not released or terminated in a manner acceptable to the Majority Holders in their reasonable discretion within one hundred eighty (180) calendar days of commencement thereof, and would reasonably be expected to have a Material Adverse Effect, as determined by the Majority Holders in their reasonable discretion, or (b) results in the issuance or entering of any stay, order, judgment, cease and desist order, injunction, temporary restraining order, or other judicial or non-judicial sanction, order or ruling against any Enova Entity related in any way to the originating, holding, pledging, servicing or enforcing of any Receivable or rendering the Receivables Purchase Agreement unenforceable in such respective jurisdiction, the effect of which would reasonably be expected to have a Material Adverse Effect, as determined by the Majority Holders in their reasonable discretion; provided that, in each case, upon the favorable resolution (whether by judgment, withdrawal of such action or proceeding or settlement of such action or proceeding) of such inquiry, investigation, action or proceeding as determined by the Majority Holders in their reasonable discretion and confirmed by notice from the Majority Holders, such Regulatory Trigger Event shall cease to exist immediately upon such determination by the Majority Holders.

“Related Receivables” shall mean, with respect to a Purchase Date, the Receivables set forth in the .csv file delivered in connection with the applicable First Step Assignment or Second Step Assignment, as applicable, executed and delivered by the Seller or the Transferor, as applicable, with respect to such Purchase Date.

“Related Receivables File” shall mean the .csv file setting forth the Receivables with respect to a Purchase Date, which is delivered in connection with the applicable First Step Assignment or Second Step Assignment, as applicable, and executed and delivered by the Seller or the Transferor, as applicable.

“Replacement Receivables” shall have the meaning set forth in Section 2.5(b) of the Sale Agreement.

“Reporting Date” shall mean a date on or before the tenth calendar day of each month (or if the tenth calendar day of any given month is not a Business Day, the next following Business Day).

“Requested Advance” shall have the meaning specified in Section 2.04(a) of the Note Purchase Agreement.

“Responsible Officer” shall mean any officer within the Corporate Trust Office of the Indenture Trustee, including any director, vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer of such Person, as applicable, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and the other Transaction Documents on behalf of the Indenture Trustee.

“Reuters Screen LIBOR01 Page” shall mean the display page currently designated as page LIBOR01 on the Reuters Screen (or such other page as may replace that page on the Bloomberg terminal for the purpose of displaying comparable rates or prices).

“Revolving Period” shall mean the period commencing on the Closing Date and ending on the Funding Period Termination Date.

“Rule 144A Global Note” shall mean a Note issued in global form, which bears a legend generally to the effect that sales of such Note or interests therein may be made only to QIBs in transactions exempt from the registration requirements of the Securities Act in reliance on Rule 144A, substantially in the form of Exhibit B to the Indenture.

“S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services, LLC business, and any successor thereto.

“Sale Agreement” shall mean the Sale Agreement, dated January 15, 2016 between the Transferor and the Issuer.

“Sanctions” shall mean economic or financial sanctions or trade embargos imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State.

“Schedule of Asset Servicer Serviced Receivables” shall have the meaning set forth in Section 2.05(a) of the Servicing Agreement.

“Schedule of Receivables” shall mean (i) collectively, all of the schedules of Receivables purchased by the Purchaser pursuant to the Receivables Purchase Agreement and each First Step Assignment, with each such individual Schedule to be attached as Schedule A to the related First Step Assignment, as amended or supplemented from time to time upon each transfer of Receivables or otherwise in accordance with the terms of the Receivables Purchase Agreement or (ii) collectively, all of the schedules of Receivables purchased by the Issuer pursuant to the Sale Agreement and each Second Step Assignment, with each such individual Schedule to be attached as Schedule A to the related Second Step Assignment, as amended or supplemented from time to time upon each transfer of Receivables or otherwise in accordance with the terms of the Sale Agreement, as applicable.

“Schedule of Serviced Receivables” shall have the meaning set forth in Section 3.03 of the Servicing Agreement.

“Scheduled Receivable Payment” shall mean, for any Collection Period and for any Receivable, the amount indicated in the Contract relating to such Receivable as required to be paid by the Obligor in such Collection Period.  If after the Closing Date the Obligor’s obligation under such Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (a) the order of a court in a proceeding relating to Debtor Relief Laws as to which the Obligor is a debtor, (b) the application of the Servicemembers Civil Relief Act of 2003, or (c) modifications or extensions of the Receivable permitted by the Transaction Documents, the Scheduled Receivable Payment with respect to such Collection Period shall refer to the Obligor’s payment obligation with respect to such Collection Period as so modified.

“Second Step Assignment” shall mean a Second Step Assignment from the Transferor to the Issuer with respect to the Receivables and Other Conveyed Property to be conveyed by the Transferor to the Issuer on any Purchase Date, in substantially the form of Exhibit A to the Sale Agreement.

“Securities Act” shall mean the Securities Act of 1933.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934.

“Securities Intermediary” shall have the meaning specified in Section 2.11(a) of the Indenture, together with its successors and permitted assigns in such capacity. The initial Securities Intermediary shall be Bankers Trust.

“Security Interest” shall mean the security interest granted pursuant to the Granting Clause of the Indenture.

“Seller” shall mean Enova, in its capacity as the seller pursuant to the Receivables Purchase Agreement, together with its successors and permitted assigns in such capacity.

“Senior Indebtedness” shall mean, all indebtedness of an Enova Entity for borrowed money, whether outstanding on the Closing Date or thereafter incurred, unless the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such obligations are subordinated in right of payment to any other indebtedness for borrowed money of such Enova Entity.

“Serviced Receivables” shall mean all Receivables set forth on the Schedule of Serviced Receivables; provided, however, that upon the repurchase of such Receivable in accordance with the terms of the Receivables Purchase Agreement, the Sale Agreement, the Servicing Agreement, or any other Transaction Document, such repurchased Receivable shall no longer constitute a Serviced Receivable.

“Servicing Agreement” shall mean the Servicing Agreement, dated as of January 15, 2016, by and among the Master Servicer, the Asset Servicers, the Custodian, the Issuer, the Indenture Trustee, the Transferor and the Verification Agent.

“Servicing Fee”  shall mean an amount, with respect to the Master Servicer and for each Payment Date, equal to the sum of (i) the Variable Funding Note Servicing Fee and (ii) the sum of the Term Note Servicing Fees attributable to each Term Note.

“Servicing Fee Rate” shall mean 2.50%.

“Servicing Policy” shall mean, the collections policy and the payment plan policy of the Master Servicer and the Asset Servicers, as such policies may be amended, modified or supplemented from time to time in compliance with the Servicing Agreement.

“Servicing Standard” shall have the meaning set forth in Section 2.01(b) of the Servicing Agreement.

“Solvent” shall mean, with respect to any Person, as of any date of determination, both (a)(i) the sum of such Person’s debt (including contingent liabilities) does not exceed the assets of such Person, at Fair Valuation, (ii) such Person’s capital is not unreasonably small in relation to its business as contemplated on the Closing Date, and (iii) such entity has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (b) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances.  For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Specified Documents” shall mean, with respect to any Receivable File, the following documents required to be contained in such Receivable File:

(a)the original, fully executed copy of the related Contract (which shall include the truth-in-lending disclosure), which shall originally be payable to the related Asset Servicer;

(b)original, fully executed copies of any non-negotiable promissory note and any guaranty related to such Receivable, if applicable;

(c)original, fully executed copies of any modifications, amendments, supplements or addendums to the original Contract and all other agreements and documents relating to such Contract; and

(d)such other documents not otherwise described in (a) through (c) above as the Issuer, Indenture Trustee (at the direction of the Majority Holders), or the Custodian may reasonably require from time to time.

“State” shall mean any one of the 50 states of the United States of America or the District of Columbia.

“Subordinated Indebtedness” shall mean indebtedness for borrowed money of an Enova Entity which is expressly subordinated in right of repayment to all Senior Indebtedness of such Enova Entity pursuant to customary terms for senior subordinated indebtedness or subordinated indebtedness.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Successor Asset Servicing Transfer Date” shall have the meaning set forth in Section 8.04(a) of the Servicing Agreement.

“Successor Asset Servicer” shall mean the Backup Servicer or any other successor to an Asset Servicer appointed pursuant to Section 8.04(a) of the Servicing Agreement.

“Successor Master Servicer” shall mean the Backup Servicer or any other successor to the Master Servicer appointed pursuant to Section 8.03(a) of the Servicing Agreement.

“Successor Servicing Agreement” shall mean the Successor Servicing Agreement, dated on or about January 26, 2016, entered into by First Associates, the Issuer, the Indenture Trustee, the Custodian and the Verification Agent.

“Taxes” shall mean, all present or future taxes, levies, imposts, duties, deductions, withholding (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Temporary Regulation S Global Note” shall mean a Note issued in global form, which bears a legend generally to the effect that sales of such Note or interests therein may be made only to Institutional Accredited Investors in global form in an “offshore transaction” (within the meaning of Regulation S under the Securities Act), substantially in the form of Exhibit G to the Indenture.

“Term Note” shall mean a Note other than a Variable Funding Note, including the Initial Term Note, any Term Note A or any Term Note B, as applicable.

“Term Note A” shall mean a Term Note, the Investment Pool for which is comprised of Term Note A Collateral.

“Term Note A Advance Rate” shall mean ***%.

“Term Note A Amortization Date” shall mean, with respect to a Term Note A, the earlier to occur of (a) the Payment Date that is *** calendar months after the Conversion Date on which such Term Note A was issued and (b) the date on which an Event of Default occurs.

“Term Note A Collateral” shall mean Eligible Receivables with an interest rate equal to or less than 36.0%.

“Term Note A Collateral Advance Amount” shall mean, as of the close of business on the last day of each Variable Funding Note Collection Period, an amount equal to the product of (i) the Outstanding Receivable Principal Balance of Eligible Receivables in the Variable Funding Note Collateral Pool that are Term Note A Collateral (measured, as to each Eligible Receivable, as of its Eligibility Date) and (ii) the Term Note A Advance Rate.

“Term Note A Investment Pool” shall mean each separate pool of Term Note A Collateral allocated to a Term Note A.

“Term Note A LTV Percentage” shall mean (i) with respect to any Payment Date on or prior to the first Payment Date on which the LTV of the Term Note A has been reduced to ***%, ***% and (ii) with respect to any Payment Date following the first Payment Date on which the LTV of the Term Note A has been reduced to ***%, the lesser of (x) the LTV of the Term Note A on the immediately preceding Payment Date and (y) ***%.

“Term Note A Maturity Date” shall mean with respect to a Term Note A the Payment Date that is *** calendar months after the related Conversion Date.

“Term Note A Optional Redemption Premium Rate” shall mean a percentage equal to the product of (i) ***% and (ii) a fraction, the numerator of which is equal to the excess of (a) *** over (b) the number of Payment Dates from the Conversion Date related to such Term Note to and including the Optional Redemption Date, and the denominator of which is equal to ***.

“Term Note Administrative Fee”  shall mean with respect to each Payment Date the portion of the Administrative Fee payable to the Variable Funding Note Noteholders (such fee to be allocated between the Variable Funding Note Noteholders in accordance with the Outstanding Principal Amount of each respective Variable Funding Note as of the end of the related Collection Period) that is allocable to each Term Note, and shall be an amount equal to the product of (i) the Administrative Fee due and payable on such Payment Date and (ii) a fraction, the numerator of which is the Outstanding Principal Amount of such Term Note, and the denominator of which is the aggregate Outstanding Principal Amount of all Outstanding Term Notes, in each case measured as of the last day of the Collection Period immediately preceding such Payment Date; such fee to be specified in the Monthly Servicing Report delivered to the Indenture Trustee on each Reporting Date.

“Term Note Amortization Date” shall mean the Initial Term Note Amortization Date, a Term Note A Amortization Date or a Term Note B Amortization Date, as applicable.

“Term Note Available Collections” shall mean, with respect to any Payment Date and a Term Note Investment Pool, an amount equal to the Collections received during the related Collection Period with respect to such Term Note Investment Pool, and with respect to the first Payment Date for each Term Note following the Conversion Date, the Term Note Available Collections shall also include the related Variable Funding Note Available Collections.

“Term Note B” shall mean a Term Note, the Investment Pool for which is comprised of Term Note B Collateral.

“Term Note B Advance Rate” shall mean ***%.

“Term Note B Amortization Date” shall mean with respect to a Term Note B, the earlier to occur of (a) the Payment Date that is *** calendar months after the Conversion Date on which such Term Note B was issued and (b) the date on which an Event of Default occurs.

“Term Note B Collateral” shall mean Eligible Receivables with an interest rate greater than 36.0%.

“Term Note B Collateral Advance Amount” shall mean, as of the close of business on the last day of each Variable Funding Note Collection Period, an amount equal to the product of (i) the Outstanding Receivable Principal Balance of Eligible Receivables in the Variable Funding Note Collateral Pool that are Term Note B Collateral (measured, as to each Eligible Receivable, as of its Eligibility Date) and (ii) the Term Note B Advance Rate.

“Term Note B Investment Pool” shall mean each separate pool of Term Note B Collateral allocated to a Term Note B.

“Term Note B LTV Percentage” shall mean (i) with respect to any Payment Date on or prior to the first Payment Date on which the LTV of the Term Note B has been reduced to ***%, ***% and (ii) with respect to any Payment Date following the first Payment Date on which the LTV of the Term Note B has been reduced to ***%, the lesser of (x) the LTV of the Term Note B on the immediately preceding Payment Date and (y) ***%.

“Term Note B Maturity Date” shall mean with respect to a Term Note B the Payment Date that is *** calendar months after the related Conversion Date.

“Term Note B Optional Redemption Premium Rate” shall mean a percentage equal to the product of (i) ***% and (ii) a fraction, the numerator of which is equal to the excess of (a) *** over (b) the number of Payment Dates from the Conversion Date related to such Term Note to and including the Optional Redemption Date, and the denominator of which is equal to ***.

“Term Note Backup Servicing Fee” shall mean with respect to each Payment Date the portion of the Backup Servicing Fee payable to the Backup Servicer that is allocable to each Term Note, and shall be an amount equal to the product of (i) the Backup Servicing Fee due and payable on such Payment Date and (ii) a fraction, the numerator of which is the Outstanding Principal Amount of such Term Note, and the denominator of which is the aggregate Outstanding Principal Amount of all Outstanding Term Notes, in each case measured as of the last day of the Collection Period immediately preceding such Payment Date; such fee to be specified in the Monthly Servicing Report delivered to the Indenture Trustee on each Reporting Date.

“Term Note Fee Allocation Amount” shall mean with respect to each Term Note an amount equal to the sum of the (i) Term Note Administrative Fee, (ii) Term Note Indenture Trustee Fee, and (iii) Term Note Verification Fee.

“Term Note Indenture Trustee Fee” shall mean with respect to each Payment Date the portion of the Indenture Trustee Fee payable to the Indenture Trustee that is allocable to each Term Note, and shall be an amount equal to the product of (i) the Indenture Trustee Fee due and payable on such Payment Date and (ii) a fraction, the numerator of which is the Outstanding Principal Amount of such Term Note, and the denominator of which is the aggregate Outstanding Principal Amount of all Outstanding Term Notes, in each case measured as of the last day of the Collection Period immediately preceding such Payment Date; such fee to be specified in the Monthly Servicing Report delivered to the Indenture Trustee on each Reporting Date.

“Term Note Investment Pool” shall mean any of the Initial Term Note Investment Pool, any Term Note A Investment Pool or any Term Note B Investment Pool, which shall be constituted as described in Sections 2.09(e) and 2.10(d) of the Note Purchase Agreement.

“Term Note Maturity Date” shall mean the latest of the last Term Note A Maturity Date, the last Term Note B Maturity Date or the Initial Term Note Maturity Date.

“Term Note Monthly Interest” shall mean, with respect to any Payment Date for each Term Note, an amount equal to (a) the product of (i) (x) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (y) the Note Interest Rate in effect for the related Interest Period and (ii) the Outstanding Principal Amount of such Term Note as of the close of business on the Record Date, plus (b) any amounts described in clause (a) above, or portion thereof, previously due but not paid to such Term Note Noteholder on a prior Payment Date.

“Term Note Monthly Principal” shall mean with respect to each Payment Date for each Term Note, an amount equal to:

(i) prior to the applicable Term Note Amortization Date or any breach of an Investment Pool Collateral Performance Trigger with respect to the related Term Note Investment Pool, the lesser of:

(a) an amount equal to (x) the Term Note Available Collections minus (y) an amount equal to the sum of the portions that are allocable to such Term Note in respect of the amounts paid pursuant to clauses (a) through (e) of Section 5.04 of the Indenture; and

(b) the amount by which the Outstanding Principal Amount of such Term Note exceeds the product of (x) the Initial Term Note LTV Percentage, Term Note A LTV Percentage or Term Note B LTV Percentage, as applicable, and (y) the Outstanding Receivable Principal Balance of the Eligible Receivables (which for the avoidance of any doubt shall not include any Ineligible Receivable or Excluded Receivable, nor any Receivable which is sixty (60) or more days past due) in the related Term Note Investment Pool as of the last day of the related Collection Period, and

(ii) after the applicable Term Note Amortization Date, an acceleration of the Notes pursuant to Section 7.02 of the Indenture or any breach of an Investment Pool Collateral Performance Trigger with respect to the related Term Note Investment Pool, an amount equal to (x) the Term Note Available Collections minus (y) an amount equal to the sum of the portions that are allocable to such Term Note in respect of the amounts paid pursuant to clauses (a) through (e) of Section 5.04 of the Indenture on such Payment Date until such Term Notes Outstanding Principal Amount equals zero.

“Term Note Noteholder” shall mean the Person in whose name a Term Note is registered in the Note Register.

“Term Note Servicing Fee” shall mean with respect to each Payment Date the portion of the Servicing Fee payable to the Servicer that is allocable to each Term Note, and shall be an amount equal to the product of (i) 1/12th of the Servicing Fee Rate (or in the case of the Initial Payment Date for the Initial Term Note, a fraction, the numerator of which is the actual number of days in the related Interest Period (based on a 30-day calendar month) and the denominator of which is 360) multiplied by (ii) the Outstanding Receivable Principal Balance of the Eligible Receivables of the related Term Note Investment Pool, measured as of the last day of the Collection Period related to such Payment Date; such fee to be specified in the Monthly Servicing Report delivered to the Indenture Trustee on each Reporting Date.

“Term Note Verification Fee” shall mean with respect to each Payment Date the portion of the Verification Fee payable to the Verification Agent that is allocable to each Term Note, and shall be an amount equal to the product of (i) the Verification Fee due and payable on such Payment Date and (ii) a fraction, the numerator of which is the Outstanding Principal Amount of such Term Note, and the denominator of which is the aggregate Outstanding Principal Amount of all Outstanding Term Notes, in each case measured as of the last day of the Collection Period immediately preceding such Payment Date; such fee to be specified in the Monthly Servicing Report delivered to the Indenture Trustee on each Reporting Date.

“Term Noteholder” shall mean any Person that is a Holder of a Term Note.

“Total Assets” shall mean any and all tangible assets and properties, including cash, securities, accounts and contract rights,  accounted for as assets under GAAP (but excluding all intangible assets).

“Total Indebtedness” shall mean all liabilities, obligations and indebtedness for borrowed money including obligations evidenced by bonds, debentures, notes or other similar instruments of any nature, and all obligations under any agreement (contingent or otherwise) accounted for as indebtedness under GAAP, provided that Total Indebtedness shall exclude Subordinated Indebtedness.

“Transaction Documents” shall mean the Transfer Agreement, the Receivables Purchase Agreement, the Sale Agreement, the Servicing Agreement, the Backup Servicing Agreement, the Issuer LLC Agreement, the Transferor LLC Agreement, the Indenture, the Blocked Account Control Agreement, the Intercreditor Agreement, the Note Purchase Agreement, any Funding Request, each First Step Assignment, each Second Step Assignment, each Note and with respect to any Term Note A or Term Note B, the related Notice of Conversion.

“Transfer Agreement” shall mean the Transfer Agreement, dated as of January 15, 2016, by and among Enova and each of the Originators party thereto.

“Transferor” shall mean Enova Finance 5, in its capacity as the transferor pursuant to the Sale Agreement, together with its successors and permitted assigns in such capacity.

“Transferor LLC Agreement” shall mean the limited liability company agreement of Enova Finance 5, dated as of September 15, 2015 and amended and restated as of January 15, 2016 by CNU and Bernard J. Angelo, as further amended, restated, supplemented or otherwise modified from time to time.

“Treasury Regulations” shall mean the regulations, including proposed or temporary regulations, promulgated under the Internal Revenue Code.  References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939.

“UCC” shall mean the Uniform Commercial Code, as in effect in the State of New York or any other relevant jurisdiction.

“United States Regulations” shall mean 31 C.F.R. Part 357, Subpart B; 12 C.F.R. Part 615, Subparts O, R and S; 12 C.F.R. Part 987; 12 C.F.R. Part 1511; 24 C.F.R. Part 81, Subpart H; 31 C.F.R. Part 354; 18 C.F.R. Part 1314; and 24 C.F.R. Part 350.

“Unused Fee” shall have the meaning specified in Section 2.08 of the Note Purchase Agreement.

“Variable Funding Note” or “Variable Funding Notes” shall mean the note or notes authenticated and delivered pursuant to the Indenture, substantially in the form of Exhibit A to the Indenture.

“Variable Funding Note Amortization Date” shall mean the earlier to occur of (a) the Payment Date that is nine calendar months after the Closing Date (or October 17, 2016) and (b) the date on which an Event of Default occurs.

“Variable Funding Note Available Collections” shall mean, with respect to any Payment Date and a Variable Funding Note Investment Pool, an amount equal to the Collections received during the related Variable Funding Note Collection Period in respect of such Variable Funding Note Investment Pool.

“Variable Funding Note Borrowing Base” shall mean, as of any date on which Eligible Receivables are transferred to the Issuer for inclusion in a Variable Funding Note

Investment Pool, an amount equal to the sum, as of such date, of the Variable Funding Note Borrowing Base A and the Variable Funding Note Borrowing Base B.

“Variable Funding Note Borrowing Base A” shall mean, as of any date of determination, an amount equal to the Term Note A Advance Rate multiplied by the Net Eligible Receivables Balance A.

“Variable Funding Note Borrowing Base B” shall mean, as of any date of determination, an amount equal to the Term Note B Advance Rate multiplied by the Net Eligible Receivables Balance B.

“Variable Funding Note Collection Period” shall mean, with respect to a Variable Funding Note Investment Pool, the Collection Period during which the Eligible Receivables comprising such Variable Funding Note Investment Pool are transferred to the Issuer.

“Variable Funding Note Investment Pool” shall mean, with respect to a Collection Period during the Revolving Period, the Eligible Receivables that have been purchased by the Issuer with proceeds of Advances made during such Collection Period, as contemplated by Section 2.04(g) of the Note Purchase Agreement.

“Variable Funding Note Maximum Principal Amount” shall mean $20,000,000.

“Variable Funding Note Monthly Interest” shall mean, with respect to each Payment Date, an amount equal to the product of (i)(x) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (y) the Note Interest Rate in effect for the related Interest Period and (ii) the Average Variable Funding Note Balance.

“Variable Funding Note Noteholder” shall mean each Initial Noteholder and any other Person that becomes a Holder of a Variable Funding Note and executes a Joinder Agreement to become a signatory to the Note Purchase Agreement in such capacity.

“Variable Funding Note Payment Amount” shall mean, with respect to each Payment Date, an amount equal to the sum of (i) the Variable Funding Note Monthly Interest, (ii) the Unused Fee and (iii) any Increased Costs Amounts (which amount shall be allocable to the related Term Note Investment Pool for which such Payment Date is its Initial Payment Date (occurring approximately 45 days after the related Conversion Date)).

“Variable Funding Note Purchase Price” shall have the meaning set forth in Section 2.02 of the Note Purchase Agreement.

“Variable Funding Note Servicing Fee” shall mean, with respect to each Payment Date for the Variable Funding Note, the portion of the Servicing Fee payable to the Servicer that is allocable to the Variable Funding Note, and shall be an amount equal to the product of (a) 1/12th of the Servicing Fee Rate (or, in the case of the Initial Payment Date for the Variable Funding Note, a fraction, the numerator of which is the actual number of days in the related Interest Period (based on a 30-day calendar month) and the denominator of which is 360) multiplied by (ii) the daily average Outstanding Receivable Principal Balance of the Eligible

Receivables of the Variable Funding Note Investment Pool, measured as of the last day of the calendar month in which such Variable Funding Note Investment Pool was created; such fee to be specified in the Monthly Servicing Report delivered to the Indenture Trustee on each Reporting Date.

“Variable Funding Note Stated Principal Amount” shall mean, on any date of determination, an amount equal to the aggregate amount of all Advances made during the related Collection Period on or prior to such date of determination with respect to the Variable Funding Note, after giving effect to any Advance to be made on such date of determination.

“Verifiable Collateral Documents” shall mean, with respect to each Serviced Receivable, the related Contract and, if applicable, the non-negotiable promissory note and any guaranty related to such Serviced Receivable, together with any other items mutually agreed upon by the Master Servicer and the Indenture Trustee.

“Verification Agent” shall mean First Associates, in its capacity as verification agent, or any successor thereto acceptable to the Majority Holders.

“Verification Fee” shall have the meaning set forth in Section 9 of the Backup Servicing Agreement.

“Waterfall” shall mean WF 18, LLC, a Delaware limited liability company.

“Weighted Average Fixed Interest Rate” shall mean the Annual Percentage Rate for all outstanding Eligible Receivables (excluding the Excluded Receivables) included in an Investment Pool from the Closing Date through such date of determination, weighted on the basis of the Outstanding Receivable Principal Balance as of the Cutoff Date stated in the related Borrowing Base Certificate.

“Weighted Average Original Term” shall mean the original term to maturity of all outstanding Eligible Receivables (excluding the Excluded Receivables) including in an Investment Pool from the Closing Date through such date of determination, weighted on the basis of the Outstanding Receivable Principal Balance as of the Cutoff Date stated in the related Borrowing Base Certificate.

PART II.  Rules of Construction

For all purposes of each Transaction Document, except as otherwise expressly provided or unless the context otherwise requires:

(1)Number.  The plural as well as the singular of all terms defined herein shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined in such certificate or other document

(2)Accounting Terms.  All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” or “GAAP” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

(3)Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in the Transaction Documents, and the Master Servicer, the Issuer, the Transferor or the Indenture Trustee, at the direction of the Majority Holders, shall so request, the Master Servicer, the Issuer, the Transferor and the Indenture Trustee shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Master Servicer shall provide to the Issuer, the Transferor and the Indenture Trustee financial statements and other documents required under the Transaction Documents or as reasonably requested under the Transaction Documents setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, however, if the Master Servicer, the Issuer, the Transferor and the Indenture Trustee are not able to agree to an amendment of such ratio or requirement by the thirtieth (30th) day after the receipt by the applicable party of such request, then from and after such thirtieth (30th) day, (i) none of the Master Servicer, the Issuer, the Transferor and the Indenture Trustee shall be required to negotiate in good faith in respect of such change in GAAP, and (ii) such ratio or requirement shall be computed in accordance with the Transaction Documents in conformity with GAAP as then in effect as of the Closing Date.  Notwithstanding anything to the contrary herein, all leases of any Person that are or would be characterized as operating leases in accordance with GAAP immediately prior to the Closing Date (wither or not such operating leases were in effect on such date) shall continue to be accounted for as operating leases (and not as capital leases) for purposes of this rule of construction regardless of any change in GAAP following the Closing Date that would otherwise require such leases to be re-characterized as capital leases.

(4)UCC.  Unless the context otherwise requires, terms defined in the New York UCC and not otherwise defined herein shall have the meanings set forth in the New York UCC;

(5)Hereof.  All references to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the related Transaction Document as originally executed.  The words “herein,” “hereof” and “hereunder”

and other words of similar import refer to the respective agreement as a whole and not to any particular Article, Section or other subdivision;

(6)Beneficial Interest. Any reference in the Transaction Documents to a “beneficial interest” in a security also shall mean, unless the context otherwise requires, a security entitlement with respect to such security, and any reference herein to a “beneficial owner” or “beneficial holder” of a security also shall mean, unless the context otherwise requires, the holder of a security entitlement with respect to such security. Any reference in the Transaction Documents to money or other property that is to be deposited in or is on deposit in a securities account shall also mean that such money or other property is to be credited to, or is credited to, such securities account, and any reference herein or in any Transaction Document to money that is to be credited to or is credited to a deposit account shall also mean that such money is to be deposited in, or is on deposit in, such deposit account;

(7)Amendments.  Any agreement, instrument or statute defined or referred to in the Transaction Documents or in any instrument or certificate delivered in connection herewith shall mean such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

(8)Successors.  References to a Person are also to its permitted successors and assigns;

(9)Or.  Unless the context otherwise requires, “or” is not exclusive;

(10)Including.  “Including” and words of similar import will be deemed to be followed by “without limitation”; and

(11)Time Periods.  Unless otherwise stated, in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” each shall mean “to but excluding.”

(12)Lien.  Unless otherwise stated, references herein and the other Transaction Documents to the priority of the Liens held by the Indenture Trustee or the Noteholders or representations and warranties or covenants prohibiting the creation of Liens by the Issuer shall, in each case, be qualified by, and subject to, the existence of Permitted Liens (which, for the avoidance of doubt, shall be permitted hereunder and the other Transaction Documents).

PART III.  Notice Addresses and Procedures

All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Transaction Document to be made upon, given or furnished to or filed with the Transferor, the Master Servicer, each Asset Servicer, the Verification Agent, the Backup Servicer, the Administrative Agent, the Note Registrar, the Intercreditor Agent, the Paying Agent, the Securities Intermediary, Jefferies, Fortress, Waterfall, the other Noteholders, the Indenture Trustee, the Issuer or the Custodian shall be in writing, personally delivered, sent by facsimile or email, in each case with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

(a)	in the case of the Seller or any Originator, at the following address:

Enova International, Inc.
175 West Jackson Boulevard
Suite 1000
Chicago, IL  60604
Attention: Lisa M. Young, General Counsel
Telephone No.: (312) 568-4200
E-mail: lyoung@enova.com

(b)	in the case of the Transferor, at the following address:

Enova Finance 5, LLC
175 West Jackson Boulevard
Suite 1000
Chicago, IL  60604
Attention: Robert Clifton, Chief Financial Officer
Telephone No.: (312) 568-4200
E-mail: rclifton@enova.com

with a copy to:

Enova International, Inc.
175 West Jackson Boulevard
Suite 1000
Chicago, IL  60604
Attention: Lisa M. Young, General Counsel
Telephone No.: (312) 568-4200
E-mail: lyoung@enova.com

(c)	in the case of the Issuer, at the following address:

EFR 2016-1, LLC
175 West Jackson Boulevard
Suite 1000
Chicago, IL  60604
Attention: Robert Clifton, Chief Financial Officer
Telephone No.: (312) 568-4200
E-mail: lyoung@enova.com

with a copy to:

Enova International, Inc.
175 West Jackson Boulevard
Suite 1000
Chicago, IL  60604
Attention: Lisa M. Young, General Counsel
Telephone No.: (312) 568-4200
E-mail: lyoung@enova.com

(d)	in the case of the Master Servicer, the initial Asset Servicer, or the Custodian, at the following address:

Enova Lending Services, LLC
175 West Jackson Boulevard
Suite 1000
Chicago, IL  60604
Attention: Lisa M. Young, General Counsel
Telephone No.: (312) 568-4200
E-mail: lyoung@enova.com

with a copy to:

Enova International, Inc.
175 West Jackson Boulevard
Suite 1000
Chicago, IL  60604
Attention: Lisa M. Young, General Counsel
Telephone No.: (312) 568-4200
E-mail: lyoung@enova.com

(e)	in the case of Jefferies, at the following address:

Jefferies Funding LLC
520 Madison Avenue
New York, NY  10022
Attention: General Counsel
Facsimile: (646) 786-5691
Telephone No.: (212) 284-2300

(f)	in the case of the Backup Servicer and the Verification Agent, at the following address

First Associates Loan Servicing, LLC
15373 Innovation Drive
San Diego, CA  92128
Attention:  Larry Chiavaro
Telephone No.:  (631) 243-2516
E-mail: lchiavaro@1stassociates.com

(g)	in the case of the Indenture Trustee, the Intercreditor Agent, the Paying Agent, the Note Registrar and the Securities Intermediary, at the following address:

Bankers Trust Company

453 7th Street

Des Moines, Iowa 50309
Attn: Corporate Trust Department
Telephone No.: (855) 829-8068

(h)	in the case of Fortress, at the following address:

Fortress Credit Co LLC

c/o Fortress Investment Group

1345 Avenue of the Americas

New York, New York 10105

Attention: Constantine Dakolias

Facsimile: (646) 224-8716

Telephone: (212) 798-6050

E-mail: dbsoloanops@fortress.com

(i)	in the case of Waterfall, at the following address:

WF 18, LLC

1140 Avenue of the Americas

New York, NY 10036

Attn: Kenny Nick

Telephone No.: (212) 257-4606

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

With respect to any Monthly Servicing Report sent to the Indenture Trustee pursuant to Section 3.03 of the Servicing Agreement, the Master Servicer shall not be required to send a copy of such communication via first class mail or mailed by certified mail-return receipt requested unless requested by the Indenture Trustee and in the absence of any such request, any email or facsimile of any Monthly Servicing Report otherwise sent in accordance with the instructions above shall be deemed to have been duly delivered upon receipt thereof by the Indenture Trustee.

Where any Transaction Document provides for notice to Noteholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such condition or event, at such Person's address as it appears on the Note Register not later than the latest date, and not earlier than the earliest date, prescribed in such Transaction Document for the giving of such notice.  If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholders shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.